AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2000

                                                       REGISTRATION NO. 33-87874
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                        PRE-EFFECTIVE AMENDMENT NO.                          [ ]


                       POST-EFFECTIVE AMENDMENT NO. 10                       [X]


                                     AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


                                AMENDMENT NO. 15


                                ---------------

                MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
        (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (212) 224-1939
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------

                        DOLORES J. MORRISSEY, PRESIDENT
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:

                             STANLEY M. LENKOWICZ
          SENIOR VICE PRESIDENT, DEPUTY GENERAL COUNSEL AND SECRETARY
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                ---------------

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


                   [ ] immediately upon filing pursuant to paragraph (b)
                   [X] on September 1, 2000 pursuant to paragraph (b) of
                       Rule 485
                   [ ] 60 days after filing pursuant to paragraph (a)(1) of
                       Rule 485
                   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
                   [ ] 75 days after filing pursuant to paragraph (a)(2)
                   [ ] on (date) pursuant to paragraph (a)(2) of
                       Rule 485


================================================================================

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             CROSS-REFERENCE SHEET

  ITEMS IN
 PART A OF
 FORM N-1A  CAPTION IN FORM N-1A                      CAPTION OR LOCATION IN PROSPECTUS
----------------------------------------------------------------------------------------------------------
      1     Front and Back Cover Pages .............. Front and Back Covers
      2     Risk/Return Summary:
            Investments, Risks, and Performance ..... Summary of How Our Funds Invest
      3     Risk/Return Summary:
            Fee Table ............................... Summary of How Our Funds Invest - Annual Fees and
                                                      Expenses
      4     Investment Objectives, Principal
            Investment Strategies, and Related
            Risks ................................... Details about How Our Funds Invest and Related Risks
      5     Management's Discussion of Fund
            Performance ............................. Not Applicable (Included in Annual Report)
      6     Management, Organization, and
            Capital Structure ....................... Management of the Funds
      7     Shareholder Information ................. Information on Fund Shares
      8     Distribution Agreements ................. Not Applicable
      9     Financial Highlights Information ........ Financial Highlights



  ITEMS IN
 PART B OF                                             CAPTION OR LOCATION IN
 FORM N-1A  CAPTION IN FORM N-1A                       STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------
  10        Cover Page and Table of Contents ......... Cover
  11        Fund History ............................. Investment Company's Form of Operations
  12        Description of the Fund and Its
            Investments and Risks .................... Investment Strategies and Related Risks; Fundamental
                                                       Investment Restrictions; Description of Corporate Bond
                                                       Ratings; Use of Standard & Poor's Indexes
  13        Management of the Fund ................... Management of the Investment Company
  14        Control Persons and Principal Holders
            of Securities ............................ Investment Company's Form of Operations
  15        Investment Advisory and Other
            Services ................................. Investment Advisory Arrangements; Administrative
                                                       Arrangements; Independent
                                                       Auditors; Custodian
  16        Brokerage Allocation and Other
            Practices ................................ Portfolio Transactions and Brokerage
  17        Capital Stock and Other Securities ....... Investment Company's Form of Operations
  18        Purchase, Redemption, and Pricing of
            Shares ................................... Purchase, Redemption and Pricing of Shares
  19        Taxation of the Fund ..................... Taxation of the Investment Company
  20        Underwriters ............................. Distribution of Fund Services
  21        Calculation of Performance Data .......... Yield and Performance Information
  22        Financial Statements ..................... Financial Statements


  ITEMS IN
 PART C OF  CAPTION IN FORM N-1A AND IN PART C
 FORM N-1A      OF REGISTRATION STATEMENT
----------------------------------------------
  23        Exhibits
  24        Persons Controlled by or Under
            Common Control with the Fund
  25        Indemnification
  26        Business and Other Connections of
            the Investment Adviser
  27        Principal Underwriters
  28        Location of Accounts and Records
  29        Management Services
  30        Undertakings

Prospectus
and Application of
               ...
                MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                EQUITY INDEX FUND

                ALL AMERICA FUND

                MID-CAP EQUITY INDEX FUND

                AGGRESSIVE EQUITY FUND

                BOND FUND

                MONEY MARKET FUND

                September 1, 2000
                ................................................................


Institutional
        Funds                             Distributed by:
                                          MUTUAL OF AMERICA
                                          SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716
--------------------------------------------------------------------------------

Mutual of America  Institutional  Funds, Inc. is a mutual fund. It has these six
Funds:

     o Equity Index Fund
     o All America Fund
     o Mid-Cap Equity Index Fund
     o Aggressive Equity Fund
     o Bond Fund
     o Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.


There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Prospectus dated September 1, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                        Page
                                                                        ----
Summary of How Our Funds Invest ...................................       1
   Equity Index Fund ..............................................       1
   All America Fund ...............................................       1
   Mid-Cap Equity Index Fund ......................................       2
   Aggressive Equity Fund .........................................       2
   Bond Fund ......................................................       3
   Money Market Fund ..............................................       3
   Annual Total Returns ...........................................       4
   Average Annual Total Returns ...................................       5
   Annual Fees and Expenses .......................................       5
   Comparison With Prior Performance of Similar Fund ..............       6


Management of the Funds ...........................................       7
   The Adviser ....................................................       7
   Subadvisers for a Portion of the All America Fund ..............       7
   Portfolio Managers .............................................       8

Details about How Our Funds Invest and Related Risks ..............       9
   Investment Objectives and Strategies:
     Equity Index Fund ............................................       9
     All America Fund .............................................      10
     Mid-Cap Equity Index Fund ....................................      11
     Aggressive Equity Fund .......................................      12
     Bond Fund ....................................................      12
     Money Market Fund ............................................      13
   Risks of Investing in a Stock Fund .............................      14
   Risks of Investing in a Bond Fund ..............................      14
   Specific Investments or Strategies, and Related Risks ..........      15

Information on Fund Shares ........................................      17
   Pricing of Funds' Shares .......................................      17
   Purchases of Fund Shares .......................................      17
   How to Purchase Shares of the Funds ............................      18
   Redemptions of Fund Shares .....................................      19
   Exchanges of Fund Shares .......................................      19
   How to Place a Redemption or Exchange Order ....................      19
   Shareholder Reports and Confirmation Statements ................      20
   Dividends, Capital Gains Distributions and Taxation of Funds ...      20
   Shareholder Taxation ...........................................      21

Financial Highlights ..............................................      22

You May Obtain More Information ..................................  Inside Back
                                                                       Cover

--  An Application is included with this Prospectus --

--------------------------------------------------------------------------------
SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) Index).


The Fund invests primarily in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

    o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)


    o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.


An investment in the Equity Index Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall soundness of an issuer). Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.


All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.


    o Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

    o Approximately 40% of the Fund's assets are invested by the Adviser and two Subadvisers, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks and approximately 10% of the Fund's assets primarily in large capitalization value stocks; one Subadviser invests approximately 10% of the Fund's assets primarily in small capitalization growth stocks; and the other Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

Value stocks are stocks considered to be undervalued in the market place taking into account the issuer's assets, earnings or growth potential. Growth stocks are stocks considered to possess above average growth potential.

An investment in the All America Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------


The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400 Index.


The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

    o Stocks included in the S&P MidCap 400 Index are issued by companies with mid-sized market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

    o Currently, the average weighted market capitalization of companies in the Index is over $4 billion, although companies in the Index may have significant smaller or larger market capitalizations.

An investment in the Mid-Cap Equity Index Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

Aggressive Equity Fund
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.

The Fund invests primarily in growth and value common stocks to seek its investment objectives.


    o The Fund invests in growth stock issued by companies the Adviser believes to possess above- average growth potential.

    o The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.


An investment in the Aggressive Equity Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in growth and value equity securities that often trade over-the-counter and are issued by companies with small market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

Bond Fund
--------------------------------------------------------------------------------


The Fund seeks current income, with preservation of shareholders' capital a secondary objective.

The Fund invests primarily in publicly-traded, investment grade debt securities. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

    o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

    o    The Fund generally  will invest a significant  portion of its assets in
         U.S.  Government  agency  mortgage-backed   securities,  U.S.  Treasury
         Securities, and corporate obligations rated BBB.

    o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.

An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.


Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

    o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

    o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

    o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.


The Fund generally will invest primarily in commercial paper and U.S. Government agency securities.


The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

    o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

    o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

Annual Total Returns
--------------------------------------------------------------------------------

The bar charts below show the annual return of each Fund for the life of the Fund. The Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they had not commenced operations as of the date of this prospectus. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future.

Next to each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

     [The following table represents a bar chart in the printed material.]

   Equity Index Fund:

          1999             The  Equity  Index Fund  began  operations  on May 3,
          ----             1999.
          9.0%
                           Best quarter: 13.9% during fourth quarter 1999

                           Worst quarter: (6.3)% during third quarter 1999


     [The following table represents a bar chart in the printed material.]

   All America Fund:

1997      1998      1999   The All America Fund began operations on May 1, 1996.
----      ----      ----
 26%       21%       26%   Best quarter: 22.0% during fourth quarter 1998

                           Worst quarter: (13.1)% during third quarter 1998


     [The following table represents a bar chart in the printed material.]

      Bond Fund:

1997      1998      1999   The Bond Fund began operations on May 1, 1996.
----      ----      ----
8.9%      8.3%      -3.5%  Best quarter: 4.8% during third quarter 1998

                           Worst quarter: (1.2)% during first quarter 1999


     [The following table represents a bar chart in the printed material.]

   Money Market Fund:

     1998      1999        The Money  Market  Fund  began  operations  on May 1,
     ----      ----        1997.
     5.3%      4.9%
                           Best quarter: 1.4% during fourth quarter 1999

                           Worst quarter: 1.1% during first quarter 1999

Average Annual Total Returns (for periods ended December 31, 1999)
--------------------------------------------------------------------------------


The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations, except that the Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they began operations on September 1, 2000. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.

                                                                                   Past         For Life
                              Fund/Comparative Index(es)                         One Year       of Fund*
         ===============================================================================================
         All America Fund .....................................................    26.0%         22.8%*
           S&P 500 Index (1) ..................................................    21.0%         26.8%
         ===============================================================================================
         Equity Index Fund ....................................................    N/A           9.0%
           S&P 500 Index (1) ..................................................    21.0%         9.0%
         ===============================================================================================
         Bond Fund ............................................................    (3.5)%        5.0%
           Lehman Brothers Gov't./Corp. Bond Index (2) ........................    (2.2)%        6.2%
         ===============================================================================================
         Money Market Fund ....................................................     4.9%          5.1%

           90-day Treasury Bill Rate ..........................................     4.7%          5.0%

           7-day current yield for period ended 12/28/99 was 5.63%
           7-day effective yield (reflecting the compounding of interest)
             for period ended 12/28/99 was 5.79%
         ===============================================================================================

 * The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997 and the Equity Index Fund began operations on May 3, 1999.


(1) The S&P 500(R)is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.


(2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.

                                                             Mid-Cap
                                       Equity       All       Equity     Aggressive                  Money
                                        Index     America      Index       Equity       Bond        Market
                                        Fund       Fund        Fund         Fund        Fund         Fund
                                      -------     -------    -------     ----------   ---------     ------
Shareholder Fees ....................   none       none        none         none        none         none
Annual Fund Operating
  Expenses (expenses that are
  deducted from fund assets)
Management Fees .....................    .13%       .50%        .13%         .85%        .45%         .20%
Other Expenses* .....................    .50        .35         .48          .51         .48          .82
                                        ----       ----        ----        -----       -----        -----

Total Annual Fund
  Operating Expenses* ...............    .63%       .85%        .61%        1.36%        .93%        1.02%
Expense Reimbursement** .............   (.31)      (.01)       (.28)        (.26)       (.23)        (.62)
                                        ----       ----        ----        -----       -----        -----

Net Expenses ........................    .32%       .84%        .33%        1.10%        .70%         .40%
                                        ====       ====        ====        =====       =====        =====


* The Other Expenses and Total Annual Fund Operating Expenses of the Mid-Cap Equity Index Fund and Aggressive Equity Fund, which began operations on September 1, 2000, have been estimated by the Adviser and annualized.

** The Adviser has contractually agreed for calendar year 2000 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of each of the Equity Index and Mid-Cap Equity Index Funds, .85% of net assets of the All America Fund, 1.10% of net assets of the Aggressive Equity Fund, .70% of net assets of the Bond Fund and .40% of net assets of the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.


Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

    o    you make an investment of $10,000,
    o    you have a 5% annual return on your investment,
    o    all dividends and distributions are reinvested,
    o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and
    o    you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

                                                       1 Year    3 Years(1)   5 Years(1)    10 Years(1)
                                                       ------     ---------    ---------    ----------
         Equity Index Fund .......................     $ 33         $105         $184          $ 419
         All America Fund ........................     $ 87         $275         $481         $1,096
         Mid-Cap Equity Index Fund ...............     $ 34         $197          N/A(2)         N/A(2)
         Aggressive Equity Fund ..................     $114         $439          N/A(2)         N/A(2)
         Bond Fund ...............................     $ 72         $226         $396          $ 902
         Money Market Fund .......................     $ 41         $129         $226          $ 516

    (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.

    (2) Because the Mid-Cap Equity Index and Aggressive Equity Funds are new funds, the example covers only the 1 Year and 3 Year periods.

Comparison With Prior Performance of Similar Fund
--------------------------------------------------------------------------------


The Investment Company is providing the following comparative information for the Aggressive Equity Fund, an actively managed fund that began operations on September 1, 2000.

The investment policies, objectives and strategies of the Investment Company's Aggressive Equity Fund are substantially identical to the Aggressive Equity Fund of Mutual of America Investment Corporation (called the VP Aggressive Equity
Fund). In addition, the Adviser and the portfolio manager is the same for the Aggressive Equity Fund and the VP Aggressive Equity Fund.

Shares of the VP Aggressive Equity Fund are sold only to separate accounts of Mutual of America Life Insurance Company and its indirect, wholly-owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

Below are average annual total returns for the VP Aggressive Equity Fund, based on information about the VP Aggressive Equity Fund that the Adviser has provided. Past performance of the VP Aggressive Equity Fund is not predictive of future performance. Investors should not consider performance data for the VP Aggressive Equity Fund as an indication of the future performance of the Aggressive Equity Fund offered under this Prospectus.

         Average Annual Total Returns of the VP Aggressive Equity Fund
                      for Periods ended December 31, 1999

                                                                                   Since Inception of
                                          One Year    Five Years     Ten Years    Institutional Fund (1)
                                          --------    ----------     ---------    ----------------------
VP Aggressive Equity Fund ..............    43.3%        23.7%          N/A                N/A



(1) The Investment Company's Aggressive Equity Fund commenced operations on September 1, 2000.

Results for the VP Aggressive Equity Fund are different than the results that would have been obtained for the Investment Company Aggressive Equity Fund.

    o Use of the Investment Company Aggressive Equity Fund's expenses for the VP Aggressive Equity Fund would have lowered performance results. The total operating expenses during the periods shown above as a percentage of net average net assets were .85% for the VP Aggressive Equity Fund, while the annual total operating expenses (after reimbursement) of the Aggressive Equity Fund of the Investment Company would have been 1.10% of average net assets.

    o At June 30, 2000, VP Aggressive Equity Fund had net assets of $343 million. The Investment Company Aggressive Equity Fund commenced operations on September 1, 2000 with assets of $15 million.


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8.2 billion at June 30, 2000, including $2.8 billion for the Mutual of America Investment Corporation. As Adviser, Capital Management:


    o    places orders for the purchase and sale of securities,
    o    engages in securities research,
    o makes recommendations to and reports to the Investment Company's Board of Directors,
    o    provides certain  administrative  services for the Funds, and
    o    provides  the  office  space,  facilities,   equipment,   material  and
         personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2000, are:

    o    Equity Index Fund -- .125%          o    Aggressive Equity Fund -- .85%
    o    All America Fund -- .50%            o    Bond Fund -- .45%
    o    Mid-Cap Equity Index Fund-- .125%   o    Money Market Fund -- .20%

Subadvisers for a Portion of the All America Fund
--------------------------------------------------------------------------------

The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to two Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.


    o Fred Alger Management, Inc., One World Trade Center, Suite 9333, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At June 30, 2000, Fred Alger Management had assets under management of approximately $21.2 billion.

    o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At June 30, 2000, Oak Associates had assets under management of approximately $29.3 billion.


Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Mid-Cap Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.


All America Fund

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management, where he had been since 1991. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

David D. Alger and Bonnie Smithwick are primarily responsible for the day-to-day management of the Fred Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Fred Alger Management, has been employed by Fred Alger Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Fred Alger Management. Ms. Smithwick has been employed by Fred Alger Management since June 2000 as a Vice President and portfolio manager. Prior thereto, she served as a Director of Global Custody Sales for Citibank, N.A. from 1993 to 1996 and was a Senior Vice President and Financial Analyst for Bramwell Capital Management from 1996 to June 2000.


James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.


Aggressive Equity Fund

Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management, where he had been since 1991.

Bond Fund


Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity  Index Fund: The  investment  objective  of the  Equity  Index Fund is to
                    provide   investment   results   that   correspond   to  the
                    performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:


    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.


         * Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

         * The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

         * The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.


The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".



--------------------------------------------------------------------------------
     Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's," "S&P," the "S&P 500 Index" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.
--------------------------------------------------------------------------------

All  America  Fund:   The  investment  objective  of the All America  Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.


The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America's investment in the Fund was approximately $40 million as of the date of this prospectus. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and two Subadvisers actively manage this portion of the All America Fund, which is called the Active Assets.


If the Adviser or either of the Subadvisers actively trades Fund securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and are subject to taxation.


The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.


Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.


    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.



The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:


    o    below market debt levels,

    o    earnings growth of 10% or more,

    o    current yield greater than the average of the S&P 500, and

    o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.


The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

Fred Alger Management, Inc.--Small Capitalization Growth Stocks. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations.


    o    The   securities   of  these   companies   often  are   traded  in  the
         over-the-counter market.


    o Except during temporary defensive periods (when abnormal market conditions are occurring) at least 65% of the assets will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index(R), updated quarterly. During temporary defensive periods, Fred Alger Management may not achieve the investment objective for its portion of the All America Fund.

Fred Alger Management uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities before making an investment. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager then determines the individual stocks that are appropriate for purchase. Fred Alger Management actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other portions of the Active Assets.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:


    o    monitor 400 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.


Mid-Cap Equity Index Fund: The investment  objective of the Mid-Cap Equity Index
                           Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index.


The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.

         * Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

         * The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

         * The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

    o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.


The Fund's ability to duplicate the performance of the S&P MidCap 400 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $20 million in the Mid-Cap Equity Index Fund when the Fund began operations and intends to maintain an investment in the Fund so that the Fund's assets are at least $20 million at any time. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


Aggressive  Equity Fund:  The  investment  objective of the  Aggressive  Fund is capital appreciation.

The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

    o    Growth   stocks  are  stocks  that  the  Adviser   considers   to  have
         above-average growth potential, based on earnings, sales or prospective economic or political changes.

    o Value stock are stock that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, evaluating an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

    o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

    o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


    o At December 31, 1999, the Bond Fund had invested as a percentage of net assets approximately 19% in U.S. Treasury Securities and 6% in U.S. Government agency mortgage-backed securities. At that date, 35% of the Fund's net assets were invested in obligations rated AAA, 41.6% of its net assets were invested in corporate obligations rated BBB and 7.7% of its net assets were invested in corporate obligations rated below investment grade. At June 30, 2000, the Bond Fund had invested as a percentage of net assets approximately 15% in U.S. Treasury

         Securities and 5% in U.S. Government agency mortgage-backed securities. At that date, 27% of the Fund's net assets were invested in obligations rated AAA, 44% were invested in corporate obligations rated BBB and 12% were invested in corporate obligations rated below investment grade. At December 31, 1999 and June 30, 2000, the Fund's non-investment grade holdings were due to ratings downgrades subsequent to purchase by the Fund. The Fund does not purchase securities that are rated below investment grade but holds securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.


The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Money Market Fund: The  investment  objective  of the  Fund is to  realize  high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.

    o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 1999 and June 30, 2000, 100% of the Fund's assets were invested in commercial paper, a portion of which were also U.S. Government agency securities.

    o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

    o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

    o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------

When you invest in a stock fund, you should consider that:

    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.


    o A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.


    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.


    o American Depositary Receipts (ADRs), which are dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.


Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.


    o Foreign debt securities are subject to the risks of changes in current or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.


    o    The  market  for  debt   securities   may  be  subject  to  significant
         volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------


This section provides additional information about certain of the investment strategies used by the Funds.


Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

    o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.


Redeemable Securities


An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.


Mortgage-Backed Securities


The Bond Fund, as well as the All America Fund and Aggressive Equity Fund to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.


Risks From Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.


    o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

    o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

    o In determining a Fund's net asset value, the Adviser uses market value.

    o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

    o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. If a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:              A prospective  purchaser must complete an application,
                          including any required resolutions, attached to this Prospectus. You may obtain additional applications by calling the Investment Company at 1-800-914-8716.

Application Delivery:     A  prospective  purchaser  should  deliver a completed
                          application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company.

Application Approval:     After the  Investment  Company  and  Distributor  have
                          approved an application, the registered representative
                          (or  the   Investment   Company)   will   notify   the
                          prospective   purchaser  that  the  account  has  been
                          established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:         A shareholders'  initial  purchase must total at least
                          $25,000,  and subsequent purchases must total at least
                          $5,000.

Wire Transfer of Funds:   An  investor  must send all  purchase  amounts by wire
                          transfer of Federal Funds to the Investment  Company's
                          account at its transfer  agent,  on a day the New York
                          Stock  Exchange  is open for  trading.  Your  bank may
                          charge  you a fee  for  the  wire  transfer.  You  may
                          contact  the   Investment   Company  by  telephone  at
                          1-800-914-8716 between the hours of 9:00 a.m. and 8:00
                          p.m.  Eastern  Time,  Monday  through  Friday  on  any
                          business  day,  to  advise  of  an  anticipated   wire
                          transfer. Your bank should wire funds according to these instructions:

                          State Street Bank and Trust Company
                          Boston, Massachusetts 02101
                          ABA #011-000028
                          BNF = AC-49097181, Mutual Funds F/B/O Mutual of America
                          OBI = Purchaser:                Acct. No.:
                          $        to the Equity Fund     $      to the All America Fund
                          $        to Mid-Cap Equity      $      to Aggressive Equity Fund
                                      Index Fund
                          $        to the Bond Fund       $      to the Money Market Fund

                          Your funds may be returned to you if the Investment Company or its transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved.

Receipt of Order:         Wire transfer funds received by the Investment Company
                          in its account prior to 4:00 p.m. Eastern Time on a Valuation Day will be considered received that day.
                          Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day.

Wire Transfer Days:       Wire  transfers for the purchase of Fund shares can be
                          made on days when banks (including the transfer agent)
                          and the New York Stock Exchange are open for business.
                          The Investment Company anticipates that wire transfers
                          cannot  be  made on  Saturdays  and  Sundays,  and the
                          holidays  of  Martin  Luther  King,   Jr.'s  Birthday,
                          Presidents'   Day,   Good   Friday,    Memorial   Day,
                          Independence Day, Labor Day,  Columbus Day,  Veterans'
                          Day,  Thanksgiving  Day,  Christmas Day and New Year's
                          Day.

Redemptions of Fund Shares
--------------------------------------------------------------------------------

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" above under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

Exchanges of Fund Shares
--------------------------------------------------------------------------------

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------

Who May  Give an  Order:  Only  a  shareholder's   authorized   person  using  a
                          Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Minimum Amount:           A  redemption  or exchange  order must be for at least
                          $5,000.

Orders by  Telephone:     A shareholder may place a redemption or exchange order
                          by telephone if the shareholder elected the option for
                          telephone   orders  in  its  initial   application  to
                          purchase Fund shares or in an amended  application.

                          A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00
                          p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.

                          The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account and the shareholder's account number, and record telephone requests.

                          The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:       A  shareholder  may  make  a  redemption  or  exchange
                          request in writing. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                          The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                          A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will forward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:      A shareholder will receive redemption proceeds by wire
                          transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone.

Exchange Proceeds:        The  proceeds  from  the  shares  of  the  Fund  being
                          exchanged are immediately applied for the purchase of shares in another Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

    o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

    o    receive dividends and distributions in cash; or

    o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider.

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

    o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

    o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

    o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

    o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

    o A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.


Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.


Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

    o a shareholder has not provided a correct taxpayer identification number, or

    o a shareholder has not made the certifications required to be exempt from withholding, or

    o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years. (The Mid-Cap Equity Index and Aggressive Equity Funds began operations on September 1, 2000 and are not shown below.) Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

All America Fund
--------------------------------------------------------------------------------


                                                            Six Months
                                                               Ended           Year Ended December 31,
                                                           June 30, 2000   -------------------------------
                                                            (unaudited)    1999    1998     1997     1996*
                                                           ------------    -----   -----    -----    -----
Net Asset Value, Beginning of Period/Year                     $16.47      $15.08  $12.65   $10.98   $10.00
                                                              ------      ------  ------   ------   ------

Income From Investment Operations:
  Net Investment Income                                          .05         .09     .07      .08      .06
  Net Gains or Losses on Securities
    (realized and unrealized)                                    .73        3.81    2.57     2.77      .98
                                                              ------      ------  ------   ------   ------
    Total From Investment Operations                             .78        3.90    2.64     2.85     1.04
                                                              ------      ------  ------   ------   ------
Less Dividend Distributions:
  From net investment income                                    (.05)       (.08)   (.08)    (.08)    (.06)
  From capital gains                                              --       (2.43)   (.13)   (1.10)      --
                                                              ------      ------  ------   ------   ------
    Total Distributions                                         (.05)      (2.51)   (.21)   (1.18)    (.06)
                                                              ------      ------  ------   ------   ------
Net Asset Value, End of Period/Year                           $17.20      $16.47  $15.08   $12.65   $10.98
                                                              ======      ======  ======   ======   ======
Total Return(a)                                                  4.7%       26.0%   21.0%    26.0%    10.4%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions)                    $68.7      $ 72.4  $ 70.8   $ 56.7   $ 55.5
Ratio of Net Investment Income to Average Net Assets             .57%(b)     .51%    .55%     .59%     .95%(b)
Ratio of Expenses to Average Net Assets                          .81%(b)     .85%    .84%     .84%     .87%(b)
Ratio of Expenses to Average Net Assets after
  Expense Reimbursement                                .         .81%(b)      84%    .82%     .81%     .85%(b)
Portfolio Turnover Rate(c)                                     46.10%      34.89%  41.25%   35.96%    9.33%


-------------
* Commenced operations May 1, 1996.
See footnotes on page 24.

Equity Index Fund
--------------------------------------------------------------------------------

                                                                  Six Months Ended
                                                                    June 30, 2000          Year Ended
                                                                     (unaudited)       December 31, 1999*
                                                                  ----------------     ------------------
Net Asset Value, Beginning of Period/Year                              $10.80                $10.00
                                                                       ------                ------
Income From Investment Operations:
  Net Investment Income                                                   .05                   .08
  Net Gains or Losses on Securities (realized and unrealized)            (.10)                  .82
                                                                       ------                ------
    Total From Investment Operations                                     (.05)                  .90
                                                                       ------                ------
Less Dividend Distributions:
  From net investment income                                             (.05)                 (.08)
  From capital gains                                                       --                  (.02)
                                                                       ------                ------
    Total Distributions                                                  (.05)                 (.10)
                                                                       ------                ------
Net Asset Value, End of Period/Year                                    $10.70                $10.80
                                                                       ------                ------
Total Return(a)                                                           (.5)%                 9.0%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions)                            $36.20                 $29.5
Ratio of Net Investment Income to Average Net Assets                      .98%(b)              1.22%(b)
Ratio of Expenses to Average Net Assets                                   .64%(b)               .63%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement                                                  .33%(b)               .32%(b)
Portfolio Turnover Rate(c)                                               1.53%                 5.67%


-------------
* Commenced operations May 3, 1999.
See footnotes on page 24.


Bond Fund
--------------------------------------------------------------------------------



                                                            Six Months
                                                               Ended           Year Ended December 31,
                                                           June 30, 2000   -------------------------------
                                                            (unaudited)    1999    1998     1997     1996*
                                                           -------------   -----   -----    -----   ------
Net Asset Value, Beginning of Period/Year                      $9.45      $10.41  $10.41   $10.13   $10.01
                                                               -----      ------  ------   ------   ------
Income From Investment Operations:
  Net Investment Income                                          .36         .60     .61      .59      .38
  Net Gains or Losses on Securities
    (realized and unrealized)                                   (.13)       (.87)    .24      .29      .12
                                                               -----      ------  ------   ------   ------
Total From Investment Operations                                 .23        (.27)    .85      .88      .50
                                                               -----      ------  ------   ------   ------
Less Dividend Distributions:
  From net investment income                                    (.32)       (.60)   (.62)    (.59)    (.38)
  From capital gains                                              --        (.09)   (.23)    (.01)      --
                                                               -----      ------  ------   ------   ------
    Total Distributions                                         (.32)       (.69)   (.85)    (.60)    (.38)
                                                               -----      ------  ------   ------   ------
Net Asset Value, End of Period/Year                           $ 9.36      $ 9.45  $10.41   $10.41   $10.13
                                                              ======      ======  ======   ======   ======

Total Return(a)                                                  2.4%       (3.5)%   8.3%     8.9%     5.0%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions)                   $ 27.0      $ 28.7  $ 25.2   $ 22.1   $ 21.0
Ratio of Net Investment Income to Average Net Assets            7.32%(b)    6.23%   5.84%    5.69%    5.63%(b)
Ratio of Expenses to Average Net Assets                          .97%(b)     .93%    .97%    1.00%     .90%(b)
Ratio of Expenses to Average Net Assets After
    Expense Reimbursement                                        .70%(b)      70%    .70%     .70%     .70%(b)
Portfolio Turnover Rate(c)                                     18.29%      10.07%  33.32%   56.18%   17.85%

-------------
* Commenced operations May 1, 1996.
See footnotes on page 24.

Money Market Fund
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended         Year Ended December 31,
                                                                 June 30, 2000    ------------------------
                                                                  (unaudited)      1999     1998     1997*
                                                                 -------------    ------   ------   ------
Net Asset Value, Beginning of Period/Year                            $10.39       $10.23   $10.15   $10.00
                                                                     ------       ------   ------   ------
Income From Investment Operations:
  Net Investment Income                                                 .29          .50      .52      .35
  Net Gains or Losses on Securities
    (realized and unrealized)                                            --           --       --       --
                                                                     ------       ------   ------    -----
    Total From Investment Operations                                    .29          .50      .52      .35
                                                                     ------       ------   ------    -----
Less: Dividend Distributions
    From Net Investment Income                                         (.24)        (.34)    (.44)    (.20)
                                                                     ------       ------   ------    -----
    Total Distributions                                                (.24)        (.34)    (.44)    (.20)
                                                                     ------       ------   ------    -----
Net Asset Value, End of Period/Year                                  $10.44       $10.39   $10.23   $10.15
                                                                     ======       ======   ======   ======

Total Return(a)                                                         2.9%         4.9%     5.3%     3.5%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions)                          $ 40.7        $30.2    $ 6.5    $ 7.5
Ratio of Net Investment Income to Average Net Assets                   5.72%(b)     4.86%    5.14%    5.17%(b)
Ratio of Expenses to Average Net Assets                                 .61%(b)     1.02%    3.21%    2.47%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement                                                .40%(b)      .40%     .40%     .40%(b)
Portfolio Turnover Rate(c)                                              N/A          N/A      N/A      N/A


-------------
*    Commenced operations May 1, 1997
(a) Not annualized. Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
(b)  Annualized.
(c)  Portfolio turnover rate excludes short-term securities.
N/A  Not Applicable

                               Investment Company
                               -------------------

                   Mutual of America Institutional Funds, Inc.

                                   Distributor
                                   -----------

                    Mutual of America Securities Corporation

                               Investment Adviser
                               ------------------

                Mutual of America Capital Management Corporation

                Subadvisers for a portion of the All America Fund
                -------------------------------------------------

                           Fred Alger Management, Inc.
                              Oak Associates, Ltd.

                              Independent Auditors
                              --------------------

                               Arthur Andersen LLP

                                     Counsel
                                     -------

                      Swidler Berlin Shereff Friedman, LLP

                                    Custodian
                                    ---------

                            The Chase Manhattan Bank

                                 Transfer Agent
                                 --------------

                       State Street Bank and Trust Company

                The Investment Company sells shares of its Funds
                        only to institutional investors.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the SAI and  Reports.  You may obtain a free copy of the SAI or of
the  Investment   Company's  most  recent  annual  and   semi-annual   financial
statements, by:

    o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Institutional Funds, or


    o calling 1-800-914-8716 and asking for Mutual of America Institutional Funds, Inc.


The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940 Act File Number 811-8922

--------------------------------------------------------------------------------
Prospectus dated September 1, 2000

MUTUAL OF AMERICA
INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE
NEW YORK NY 10022-6839

Application and Authorization Form

|_| Initial      Distributor:
|_| Amendment    Mutual of America Securities Corporation
                 Member NASD/SIPC
                 320 Park Avenue, New York, NY 10022-6839

---------------------------
     Taxpayer ID Number

___________________________
 (Account Number Assigned)

-----------------------------
1. Applicant's Account
   Identification
   Please print

________________________________________________________________________________
FULL LEGAL NAME OF INSTITUTION (OWNER OF ACCOUNT)              TELEPHONE NUMBER

________________________________________________________________________________
ADDRESS                                                        FAX NUMBER

________________________________________________________________________________
CITY                                             STATE                 ZIP CODE

________________________________________________________________________________
TO THE ATTENTION OF (NAME AND TITLE)

________________________________________________________________________________
NAME, TITLE AND ADDRESS OF PERSON TO RECEIVE |_| TAX REPORTS
                                             |_| DUPLICATE CONFIRMATIONS

________________________________________________________________________________

-----------------------------
2. Type of Entity
   Check applicable boxes,
   and fill in blanks

|_| Endowment   |_| Not-for-Profit Corporation   |_| Foundation  |_| Corporation

|_| Trust       |_| Partnership (general) (limited) Circle one

|_| Other ______________________________________________________________________

Year entity started _____________ State where formed ___________________________

-----------------------------
3. Investment Objectives

Identify  the  Funds of  Mutual  of  America  Institutional  Funds,  Inc.  whose
investment   objectives  are  consistent  with  Applicant's  current  investment objectives: Check appropriate box(es) below.

|_| Equity Index Fund - investment results that correspond to the investment performance of the S&P 500 Index

|_| All America Fund - total return by capital growth and, to a lesser extent, current income

|_| Mid-Cap Equity Index Fund - investment results that correspond to the investment performance of the S&P MidCap 400 Index

|_| Aggressive Equity Fund - capital appreciation by investing primarily in growth and value common stocks

|_| Bond Fund - current income with preservation of capital a secondary objective

|_| Money Market Fund - current income to extent consistent with liquidity, investment quality and stability of capital

Do you expect to redeem Fund shares, other than from the Money Market Fund, within 30 to 60 days from the date of initial investment to meet short-term liquidity needs? |_| Yes |_| No

-----------------------------
4. Initial Investment in
   Fund Portfolios
   By wire transfer only

Total Investment $____________________ (minimum $25,000 unless waived by
                                       Institutional Fund)

Equity Index $_____________________________ All America $_______________________

Mid-Cap Equity Index $_____________________ Aggressive Equity $_________________

Bond $_____________________________________ Money Market $______________________

-----------------------------
5. Telephone Redemption
   and Exchange Requests
   Check one box


|_| Redemption and exchange requests may be made by telephone by Authorized Persons (Item 8 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("the Institutional Fund"), State Street Bank and Trust Company ("Transfer Agent"), or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.


|_|   Redemption and exchanges may be made in writing only.

-----------------------------
6. Dividends and
   Distributions
   Check one box


|_| Pay all dividends and capital gains distributions in cash to shareholder by wire transfer to account specified in Item 7 of this Application.


|_| Invest all dividends and capital gains distributions from all Funds in Money Market Fund shares.

|_| Reinvest all dividends and capital gains distributions from a Fund in additional Fund shares.

-----------------------------
7. Payment of Proceeds
   to Owner
   Information is required

   May only be changed by
   amendment to Application

All redemption proceeds, and dividends and capital gains distributions that are to be paid to Applicant, should be sent by wire transfer to Applicant as follows:

Bank Name ______________________________________________________________________

Address ________________________________________________________________________

City _____________________________________________State _____  Zip Code ________

ABA No. ________________________________________________________________________

Branch Name (if any) and ABA No. _______________________________________________

-----------------------------
8. Authorized Persons

   May only be changed by
   amendment to Application

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Institutional Fund, each Authorized person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--

Name and Title (Please print)               Signature

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

-----------------------------
9. Confirmation
   Statements, Telephone
   Recording

Each report of the execution of an order and statement of the account shall be conclusive if Applicant does not notify the Institutional Fund of any error within two weeks after the mailing or other transmission of such document to Applicant. Applicant authorizes the Institutional Fund, Transfer Agent and the Distributor, each in their discretion and without prior notice to Applicant, to record and/or monitor telephone conversations in connection with Applicant's account and transactions in Fund shares.

-----------------------------
10. Certificate of Authority

By signing this Application and delivering it to the Institutional Fund, Applicant represents and warrants that it has the power and authority to purchase Fund shares through the Distributor, on the terms and conditions set forth in this Application and the Institutional Fund prospectus, and each signer of the Application represents and warrants that he (or she) is duly authorized to sign on behalf of Applicant.


For Applicant's use if needed, attached are forms of (1) Certificate of Resolutions and Incumbency, for use by a corporation or other entity that has a Board of Directors or Board of Trustees, and (2) Certificate of Authority and Incumbency, for use by a trust, partnership or other unincorporated entity.


-----------------------------
11. Financial Information
    Give approximate amounts


Annual Income/Revenue: $_____________ Current Securities Portfolio: ____________


-----------------------------
12. Investing Information

Does Applicant receive investment advice for the purchase or sale of securities from any of the following? Yes |_| No |_| If "Yes" check all that apply:

|_| In-House Investment    |_| Bank Trust Department    |_|   Investment Adviser
      Professionals

|_| Investment Committee   |_| Other:___________________________________________
      of Board

Does Applicant understand the investment risks, including market risks, of owning shares of the Mutual of America
Institutional Funds?                                              |_| Yes |_| No

Will Applicant redeem holdings in any mutual fund, certificate of deposit or other investment to purchase Institutional
Fund shares?                                                      |_| Yes |_| No

State redemption amount and, if applicable, the total fee or penalty:___________

-----------------------------
13. Investment Experience
    Check the level of
    Applicant's experience in
    securities listed

-------------------------------------------------------------------------------------------------
                              None   Some   Much                               None   Some   Much
Exchange-listed equities                                Government bonds
-------------------------------------------------------------------------------------------------
NASDAQ/OTC equities                                     Equity mutual funds
-------------------------------------------------------------------------------------------------
Corporate bonds                                         Bond mutual funds
-------------------------------------------------------------------------------------------------

-----------------------------
14. Pre-Dispute Arbitration Agreement

Arbitration will be used to resolve any dispute between Applicant (you) and Mutual of America Securities Corporation (us). Mutual of America Securities Corporation serves as a distributor of shares of Mutual of America Institutional Funds, Inc. and may in the future distribute shares of additional mutual funds (together, the "Funds"). Arbitration forums were conceived by the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. to provide a dispute resolution mechanism that is an alternative to court proceedings and that is expected to be more efficient and less costly than court litigation.

You acknowledge that you are aware of the following aspects of arbitration:

      1.    Arbitration is final and binding on the parties.

      2. The parties waive their right to seek remedies in court, including the right to jury trial.

      3.    Pre-arbitration   discovery  is  generally  more  limited  than  and
            different from court proceedings.

      4. The arbitrators' award is not required to include factual findings or legal reasoning, and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

      5. The panel of arbitrators will typically include a minority or arbitrators who were or who are affiliated with the securities industry.

You agree that all controversies that may arise between you and us concerning any order or transaction, or concerning the continuation, performance or breach of the Agreement, the Application for the purchase of Fund shares, or any other agreement between you and us, shall be determined by arbitration before a panel of independent arbitrators set up by the National Association of Securities Dealers, Inc., conducted in accordance with the arbitration rules of the National Association of Securities Dealers, Inc. New York law, without regard to choice of law provisions, shall govern and shall be applied by the arbitrators to any such controversy. Punitive damages, if any, shall be limited to the maximum extent permitted by the National Association of Securities Dealers, Inc., or otherwise permitted by law. You understand and acknowledge that judgment upon any arbitration award may be entered in any court of competent jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action, until: (1) the class certification is denied, or
(ii) the class is decertified, or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

-----------------------------
15. Tax Certification
    Check one box

Applicant is a tax-exempt organization:  |_| Yes   |_| No

Important: If Applicant is for any reason subject to backup withholding, strike out phrase (2).

Applicant certifies under penalties of perjury that (1) the number shown in the Taxpayer ID box above is Applicant's correct taxpayer identification number; and
(2) Applicant is not subject to backup withholding because (a) Applicant is exempt from backup withholding, or (b) Applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Applicant that it is no longer subject to backup withholding.

-----------------------------
16. Acceptance and
    Signature(s)

    Do not wire funds until
    you have been notified of
    Application approval

The Applicant affirms that: it has received the prospectus for the Institutional Fund; the information and certifications set forth in this Application (amendment) are true and correct, and the Institutional Fund, the Transfer Agent and the Distributor are entitled to rely on them until the Institutional Fund receives actual written notice in accordance with its procedures of any change to the information and/or certifications; and Applicant has reviewed the Pre-Dispute Arbitration Agreement in Paragraph 14 and agrees to its terms and has reviewed the tax certification in Paragraph 15.

APPLICANT_______________________________________________________________________

By:____________________________   ______________________________  Date:_________
   Signature                      Print Name and Title of Authorized Person

By:____________________________   ______________________________  Date:_________
   Signature [If required]        Print Name and Title of Secretary or Other
                                  Authorized Person

(seal)

--------------------------------------------------------------------------------
  THE FOLLOWING IS TO BE COMPLETED BY MUTUAL OF AMERICA SECURITIES CORPORATION
--------------------------------------------------------------------------------

Did Consultant solicit the Applicant's purchase of Mutual of
America Institutional Funds, Inc., shares?                        |_| Yes |_| No

How long has Consultant known Applicant? _____________________ (Months or Years)

Consultant represents and certifies that: (1) based on the information provided to me by Applicant, the purchase of shares of the Mutual of America Institutional Funds, Inc. (the "Funds") is suitable for the Applicant's stated investment objective(s) and financial position; (2) the Applicant has received the current prospectus for the Funds and any supplements thereto; (3) I am properly licensed with Mutual of America Securities Corporation at the state and federal levels to sell shares of the Funds to Applicant; (4) when I have knowledge of any changes or updates to information provided by Applicant, I will promptly modify the records of Mutual of America Securities Corporation. My suitability determination was based on (check as applicable and attach summaries of discussions or other information obtained):

|_|  Discussions with Applicant         |_|  Financial or other information
     or Applicant's Adviser                  provided by Applicant or its
                                             Adviser

--------------------------------------------------------------------------------
SIGNATURE OF CONSULTANT, AS                  PRINT NAME                     DATE
REGISTERED REPRESENTATIVE
OF SECURITIES CORP.

--------------------------------------------------------------------------------
SIGNATURE OF REGISTERED                      PRINT NAME                     DATE
PRINCIPAL OF SECURITIES CORP.

--------------------------------------------------------------------------------

              [For use by a corporation or other entity that has a
                    Board of Directors or Board of Trustees]

                    CERTIFICATE OF RESOLUTIONS AND INCUMBENCY

WHEREAS, the Board of Directors (Trustees) of __________________________________
_________________________________ ("Applicant"), has duly assembled at a meeting on_______________, 200__, with a quorum at all times present and voting.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.    Any  officer  of   Applicant   holding  one  of  the   following   titles:
      ______________,    ____________________,     _______________________    or
      ________________________, is authorized to:

      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner the officer deems appropriate, sign the Application and bind the Applicant to the terms of the Application.

      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").

      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as the officer deems appropriate and certify changes in the names and titles of authorized officers.

2. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned Secretary (other:_____________________________) of Applicant hereby certifies that the foregoing resolutions were duly adopted by the Board of Directors (Trustees) at a meeting held on the ________ day of ______________, 200___ and remain in effect, and that the following persons have been duly elected or appointed by Applicant to the positions indicated, and their signatures are true specimens:

              Name                    Title                  Signature
              ----                    -----                  ---------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: ________________ By: __________________________________________(Signature)

                       Print Name:

                       Print Title:

(Corporate Seal)

              [For use by a trust, general or limited partnership,
                        or other unincorporated entity]

                     CERTIFICATE OF AUTHORITY AND INCUMBENCY

The   undersigned,   as   ____________________   [Trustee(s),    General/Limited
Partner(s),  Officer(s) --specify] of  ___________________________("Applicant"), does/do hereby certify that:

1. The undersigned is/are duly authorized to make decisions to invest Applicant's assets.

2.    Any  person  holding  one  of  the  following  positions  with  Applicant:
      ______________________,  _______________________ or _________________,  is
      authorized to:


      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner such person deems appropriate, sign the Application and bind the Applicant to the terms of the Application.


      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").


      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as such person deems appropriate and certify changes in the names and titles of authorized persons.


3. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to the Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to the Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned certify that each of the following persons holds the position or acts in the capacity indicated on behalf of Applicant, and each signature is a true specimen:

           Name                    Position                      Signature
           ----                    --------                      ---------

________________________________________________________________________________

________________________________________________________________________________

Date of Certificate: _________________    Signatures below


By: __________________________________    By: __________________________________


Print Name:                               Print Name:

Print Title:                              Print Title:

(Seal) if any

                                MUTUAL OF AMERICA
                                INSTITUTIONAL
                                FUNDS, INC.

                                EQUITY INDEX FUND

                                ALL AMERICA FUND

                                MID-CAP EQUITY INDEX FUND

                                AGGRESSIVE EQUITY FUND

                                BOND FUND

                                MONEY MARKET FUND

                                Distributed by:

                                MUTUAL OF AMERICA SECURITIES CORPORATION
                                320 PARK AVENUE
                                NEW YORK, NY 10022-6839
                                ................................................

                                Investment Adviser
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

                                Transfer and Shareholder Services Agent
                                STATE STREET BANK AND TRUST COMPANY

                                Investment Accounting Agent
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

                                Independent Accountants
                                ARTHUR ANDERSEN LLP

                                Custodian
                                THE CHASE MANHATTAN BANK

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (800) 914-8716

                   EQUITY INDEX FUND              AGGRESSIVE EQUITY FUND
                   ALL AMERICA FUND               BOND FUND
                   MID-CAP EQUITY INDEX FUND      MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                September 1, 2000

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated September 1, 2000, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.

A copy of the Prospectus to which this Statement of Additional Information relates is available to you at no charge. To obtain the Prospectus, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the telephone number listed above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Company's Form of Operations ..................................    2
Investment Strategies and Related Risks ..................................    3
  Additional Permitted Investments .......................................    3
  Additional Investment Strategies .......................................    5
  Additional Information about Specific Types of Securities ..............    9
Fundamental Investment Restrictions ......................................   13
Non-Fundamental Investment Policies ......................................   14
Management of the Investment Company .....................................   15
Investment Advisory Arrangements .........................................   16
Administrative Agreements ................................................   18
Portfolio Transactions and Brokerage .....................................   19
Purchase, Redemption and Pricing of Shares ...............................   20
Taxation of the Investment Company .......................................   22
Taxation of Shareholders .................................................   22
Yield and Performance Information ........................................   24
Description of Corporate Bond Ratings ....................................   27
Distribution of Fund Shares ..............................................   28
Legal Matters ............................................................   28
Independent Auditors .....................................................   28
Custodian ................................................................   28
Use of Standard & Poor's Indexes .........................................   28
Financial Statements .....................................................   29

INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently six Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund.

Offering of Shares
--------------------------------------------------------------------------------

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares
--------------------------------------------------------------------------------

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has six classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

                    INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.


Additional Permitted Investments
--------------------------------------------------------------------------------

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

    o   money market instruments, and

    o   U.S. Government and U.S. Government agency obligations.

All America Fund -- In addition to common stocks, the Adviser and two Subadvisers who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

    o securities convertible into common stocks, including warrants and convertible bonds,

    o   bonds,

    o   money market instruments,


    o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),


    o   foreign securities and ADRs,

    o   futures and options contracts, and

    o   preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) may also be invested in:

    o   money market instruments, and

    o   U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

    o securities convertible into common stocks, including warrants and convertible bonds,

    o   bonds,

    o   money market instruments,


    o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),


    o   foreign securities and ADRs,

    o   futures and options contracts, and

    o   preferred stock.

    Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

    o   asset-backed securities,


    o   non-investment grade securities,


    o   foreign securities,

    o   cash and money market instruments,

    o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

    o   preferred stock


    o   options and futures contracts, and


    o   equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

    o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

    o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

    o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

    o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

    o   variable amount floating rate notes; and

    o   debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.


The securities in the Money Market Fund must meet the following quality requirements --


    o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

    o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and
"Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

    o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

    o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

    o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

    o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

    o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

    o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

    o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

    o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

        * A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

        * A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

    o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

        * Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        * As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

    o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

    o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

        * When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        * If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        * A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


Risks in futures and options transactions include the following:

    o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

    o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

    o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

    o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities And Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).


Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.


Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund, Mid-Cap Equity Index Fund and the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

    o   changes in currency rates or currency exchange control regulations,

    o   the possibility of expropriation,

    o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

    o less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

    o   the impact of political, social or diplomatic developments, and

    o   the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

    o   invest more than 10% of its total assets in asset-backed securities,

    o invest in interest-only strips or principal-only strips of asset-backed securities, or

    o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

    o if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

    o   if  the  Fund  invests  primarily  in  equity   securities,   invest  in
        mortgage-backed securities unless they are also considered to be U.S. Government Securities,

    o   invest   in   interest-only   strips   or   principal-only   strips   of
        mortgage-backed securities, or

    o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.   purchase physical commodities or contracts involving physical commodities;


3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.   based  on  its   investment   in  an   issuer's   voting   securities,   be
     non-diversified as defined under the 1940 Act, as amended from time to time.


5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;


6. invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.


7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;


8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9. lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days.

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 331/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

                      NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.   lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11. invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16. invest more than 10% of its assets in preferred stock.

                      MANAGEMENT OF THE INVESTMENT COMPANY

The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:

                                       Position Held With           Principal Occupations
Name, Address And Age                  Investment Company           During Past Five Years
---------------------                  ------------------           ----------------------
Kevin M. Kearney, age 47               Director                     Partner, Wingate, Kearney & Cullen
32 Court Street                                                     (law firm).
Brooklyn, NY 11201

Dolores J. Morrissey*, age 72          Chairman of the              President and Chief Executive Officer of
320 Park Avenue                        Board, President and         Mutual of America Securities Corporation
New York, NY 10022                     Director                     ("Distributor") since August 1996;
                                                                    Executive  Vice President and Assistant to the
                                                                    President  of the  Adviser  from March 1996 to
                                                                    December 1996;  prior  thereto,  President and
                                                                    Chief Executive Officer of the Adviser.


John T. Sharkey, age 63                Director                     Chairman and Chief Executive Officer,
320 Park Avenue                                                     Kane, Saunders & Smart; prior thereto,
New York, NY 10022                                                  Vice President -- Corporate National
                                                                    Accounts, MCI Communications.


John R. Silber, age 73                 Director                     Chancellor, Boston University.
147 Bay State Road
Boston, MA 02215

Stanley Shmishkiss, age 81             Director                     Shmishkiss Associates; Chairman Emeritus
P.O. Box 909                                                        of the Board of Trustees of the American
Lynn, MA 01904                                                      Cancer Society Foundation.


Patrick J. Waide, Jr., age 62          Director                     Retired; Past President, The Drucker
320 Park Avenue                                                     Foundation; Chief Operating Officer, Sullivan
New York, New York                                                  & Company, New York, New York from
                                                                    September 1996 to December 1998; prior
                                                                    thereto, Executive Vice President and Chief
                                                                    Financial Officer of the Bessemer Group,
                                                                    Inc., and Senior Vice President and Chief
                                                                    Financial Officer of Bessemer Securities.


Manfred Altstadt, age 51               Senior Executive Vice        Senior Executive Vice President and Chief
320 Park Avenue                        President and                Financial Officer, Mutual of America Life New
York, NY 10022                         Treasurer                    and American Life.


Patrick A. Burns, age 53               Senior Executive Vice        Senior Executive Vice President and
320 Park Avenue                        President, General Counsel   General Counsel of the Adviser, Mutual of
New York, NY 10022                                                  America Life and American Life.


John Greed, age 40                     Executive Vice President     Executive Vice President and Treasurer,
320 Park Avenue                        and Chief Financial Officer  Mutual of America Life and American Life
New York, NY 10022                                                  since May 1997; Senior Vice President and
                                                                    Deputy Treasurer from July 1996 to May 1997;
                                                                    prior thereto, Partner, Arthur Andersen, LLP.

Stanley M. Lenkowicz, age 58           Senior Vice President,       Senior Vice President and Deputy General
320 Park Avenue                        Deputy General               Counsel, Mutual of America.
New York, NY 10022                     Counsel and Secretary

-------------
* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.


Set forth below is a table showing compensation paid to the directors during 1999. The cost of compensating directors is divided equally among the Funds.



                                          Aggregate          Pension or                         Total Compensation from
                                      Compensation from  Retirement Benefits     Estimated      Investment Company and
                                         Investment      Accrued as Part of       Benefits         Other Investment
Name of Director                           Company          Fund Expenses     Upon Retirement   Companies in Complex(3)
----------------                      -----------------  ------------------   ---------------   -----------------------
Kevin M. Kearney ....................     $14,198(2)            None                None              $14,198(2)
Dolores J. Morrissey ................        None(1)            None                None                 None(1)
John T. Sharkey .....................     $14,824(2)            None                None              $14,824(2)
Stanley Shmishkiss ..................     $16,619(2)            None                None              $16,619(2)
John R. Silber ......................     $16,619(2)            None                None              $16,619(2)
Patrick J. Waide, Jr. ...............     $14,824(2)            None                None              $14,824(2)

-------------
(1) As an employee of an affiliate of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company received from the Investment Company an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting attended in 1999 and will receive an annual retainer of $16,000 and fee of $1,500 for each Board or committee meeting they attend in 2000. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

(3) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.

At June 30, 2000, Mutual of America Life Insurance Company (Mutual of America Life ) owned % of the All America Fund's shares, % of the Bond Fund's shares, % of the Money Market Fund's shares and % of the Equity Index Fund's shares. Mutual of America Life has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America Life will control the outcome of voting by shareholders of the Equity Index Fund, All America Fund, Bond Fund and all of the Funds voting together. The address for Mutual of America Life and American Life, both of which are New York corporations, is 320 Park Avenue, New York, NY 10022.

                        INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Accounts of Mutual of America Life and American Life.

The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

Under  the  Investment  Advisory  Agreement,   the  Adviser  agrees  to  provide
investment management services to the Investment Company. These services include:

    o   performing   investment  research  and  evaluating  pertinent  economic, statistical and financial data;

    o   consultation  with  the  Investment  Company's  Board of  Directors  and
        furnishing   to   the   Investment    Company's   Board   of   Directors
        recommendations with respect to the overall investment plan;

    o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

    o   management of investments;

    o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

    o   maintaining all required records;

    o   making arrangements for the safekeeping of assets; and

    o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

  Equity Index Fund -- .125%
  All America Fund -- .50%
  Mid-Cap Equity Index Fund  -- .125%
  Aggressive Equity Fund -- .85%
  Bond Fund -- .45%
  Money Market Fund -- .20%

               Investment Advisory Fees Paid by Funds to Adviser*

------------------------------------------------------------------------------------------------------
                 Fund                  1999                   1998                  1997
======================================================================================================
             Equity Index*           $ 21,648                    N/A                    N/A
------------------------------------------------------------------------------------------------------
             All America             $318,029               $311,258               $291,620
------------------------------------------------------------------------------------------------------
                 Bond                $121,448               $106,164               $ 94,370
------------------------------------------------------------------------------------------------------
             Money Market            $ 33,028               $  8,216               $  3,930
------------------------------------------------------------------------------------------------------
              Total Fees             $494,153               $425,638               $389,920
------------------------------------------------------------------------------------------------------

-------------
* The Equity Index Fund began operations on May 3, 1999.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

    o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

    o   directors' fees and expenses,

    o   fees and expenses of its independent certified public accountants,

    o   fees and expenses of its legal counsel,

    o   the  cost  of  the   printing   and  mailing   semi-annual   reports  to
        shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

    o   the  cost  of  preparation  and  filing   registration   statements  and
        amendments thereto,

    o   bank transaction charges and custodian's fees,

    o   any proxy solicitors' fees and expenses,

    o   SEC filing fees,

    o   any federal, state or local income or other taxes,

    o any membership or licensing fees of the Investment Company Institute and similar organizations,

    o   fidelity bond and directors' liability insurance premiums, and

    o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the All America Fund, .70% of the value of net assets of the Bond Fund, .40% of the value of the net assets of the Money Market Fund and .325% of the value of the net assets of the Equity Index Fund. This expense limitation obligation of the Adviser is contractual for 2000 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund to the amounts that are now the contractual limits, and the Adviser could discontinue any voluntary reimbursement obligation at any time.

Subadvisers For Portion of the All America Fund. For approximately 20% of the assets of the All America Fund (the Active Assets), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (Alger Management) and Oak Associates, Ltd. (Oak Associates) (each a Subadviser, and together the Subadvisers). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets, calculated as a daily charge:

    o   Fred Alger Management -- .45%

    o   Oak Associates -- .30%


                       Fees Paid by Adviser to Subadvisers
                              For Past Three Years

----------------------------------------------------------------------------------------------------------------------
                  Subadviser                           1999                  1998                   1997
======================================================================================================================
          Fred Alger Management, Inc.                $25,923                $25,762                $23,984
----------------------------------------------------------------------------------------------------------------------
             Oak Associates, Ltd.                     $19,346               $18,433                $17,285
----------------------------------------------------------------------------------------------------------------------
   Palley-Needelman Asset Management, Inc.*           $17,147               $17,917                $17,131
----------------------------------------------------------------------------------------------------------------------
                    Total                             $62,416               $62,112                $58,400
----------------------------------------------------------------------------------------------------------------------

-------------
* A Subadviser until February 1, 2000

Codes of Ethics. The Investment Company, the Adviser, the Subadvisers and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.

                            ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------

The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

    o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

    o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

    o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

    o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

    o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $46,772 in 1999, $56,490 in 1998 and $47,705 in 1997.

Commissions to Affiliated Brokers
--------------------------------------------------------------------------------

During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (Securities Corporation), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (Fred Alger), an affiliate of Alger Management, Inc., as follows:

---------------------------------------------------------------------------------------------------------------
                   Year of                      Commissions            % of Total       % of Aggregate Dollars
               Payment/Broker                      Paid             Commissions Paid        of Transactions
===============================================================================================================
 1999 -- Securities Corporation                  $     0                    0%                     0%
---------------------------------------------------------------------------------------------------------------
 1998 -- Securities Corporation                  $     0                    0%                     0%
---------------------------------------------------------------------------------------------------------------
 1997 -- Securities Corporation                  $ 2,070                 4.15%                   4.0%
---------------------------------------------------------------------------------------------------------------
 1999 -- Fred Alger                              $11,843                 25.3%                  16.5%
---------------------------------------------------------------------------------------------------------------
 1998 -- Fred Alger                              $15,470                 27.4%                  23.0%
---------------------------------------------------------------------------------------------------------------
 1997 -- Fred Alger                              $18,793                 37.6%                  30.8%
---------------------------------------------------------------------------------------------------------------

The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smallermarket capitalizations, for which execution may be more difficult.

Portfolio Turnover
--------------------------------------------------------------------------------

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Indexed Assets of the All America Fund each attempt to duplicate the investment results of the S&P 500 Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

    o   the sum of the value of the securities the Fund holds,

    o plus any cash or other assets, including interest and dividends accrued, and

    o   minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

    o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

    o   For any  equity  security  not traded on an  exchange  but traded in the
        over-the-counter   market,  the  value  will  be  the  last  sale  price
        available, or if no sale, at the latest available bid price.

    o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less,the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

    o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

    o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

    o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

    o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

    o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

        o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

    o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either
(1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

                            TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign currency gains or losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income.

Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital gains rates for entities other than individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends  received  deductions.  Certain  corporations  are  entitled  to a 70%
dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund and All America Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Equity Index Fund or All America Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 28, 1999. Yields may fluctuate substantially from the example shown.

      1. Value for December 21, 1999

      2. Value for December 28, 1999 (exclusive of capital changes and any non-investment income)

      3. Net change equals Line 1 subtracted from Line 2

      4. Base period return equals Line 3 divided by Line 1

      5. Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

              Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

         T = (ERV/P)1/n -1

Where:

         P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                           Average Annual Total Return
                      For Periods Ended December 31, 1999*

              Fund                              One Year         Life of Fund*
              ----                              --------         -------------
              Equity Index                         N/A                9.0%
              All America                         26.0%              22.8%
              Bond                                (3.5)%              5.0%
              Money Market                         4.9%               5.1%

                           Cumulative Total Return For
                        Periods Ended December 31, 1999*

              Fund                              One Year         Life of Fund*
              ----                              --------         -------------
              Equity Index                         N/A                9.0%
              All America                         26.0%             112.2%
              Bond                                (3.5)%             19.5%
              Money Market                         4.9%              14.2%

-------------
* Dates the Funds commenced operations: All America and Bond Funds -- May 1, 1996; the Money Market Fund -- May 1, 1997; and the Equity Index Fund -- May 3, 1999.

Yield Of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index).

The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P Midcap 400 Index).

The S&P Mid-Cap 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations, generally between $300 million and $5 billion and with an average market value of approximately $1.5 billion. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The largest company in the Russell 2000 Index has a current market value of approximately $1 billion. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Bond Fund: Performance is compared to the Lehman Brothers Government/Corporate Bond Index (the Lehman Government/Corporate Index).

The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds which are rated B generally lack  characteristics  of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of corporate bond ratings of Standard & Poor's:


AAA -- Debt rated AAA has the  highest  rating  assigned  by  Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A   -- Debt rated A has a strong  capacity to pay interest and repay  principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly B speculative with respect to the issuer's capacity to pay interest and CCC repay principal in accordance with the terms of the obligation. BB CC indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C   -- The rating C is reserved  for income  bonds on which no interest is being paid.

D   -- Debt rated D is in default,  and payment of interest and/or  repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.

                                  LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                              INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 2000. Their address is 1345 Avenue of the Americas, New York, New York 10105.

                                   CUSTODIAN

The Chase Manhattan Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's

                        USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500 Index or the S&P
MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400 Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

                              FINANCIAL STATEMENTS

Financial statements of the Investment Company for the year ended December 31, 1999 are included as follows:


                                                                         Page
                                                                         ----
President's Message                                                       30

Portfolio Management Discussions                                          31

Portfolio of Investments in Securities:
  All America Fund                                                        33

  Equity Index Fund                                                       41

  Bond Fund                                                               46

  Money Market Fund                                                       48

Statement of Assets and Liabilities                                       49

Statement of Operations                                                   50

Statements of Changes in Net Assets                                       51

Financial Highlights                                                      52

Notes to Financial Statements                                             53

Report of Independent Public Accountants                                  56

Condensed financial statements of the Investment Company for the six months ended June 30, 2000 are included as follows:

President's Message                                                       57

Performance Graphs                                                        58

Portfolio of Investments in Securities:
  All America Fund                                                        61

  Equity Index Fund                                                       69

  Bond Fund                                                               74

  Money Market Fund                                                       76

Statement of Assets and Liabilities                                       77

Statement of Operations                                                   78

Statements of Changes in Net Assets                                       79

Financial Highlights                                                      81

Notes to Financial Statements                                             83

--------------------------------------------------------------------------------
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to present the Mutual of America Institutional Funds results for the year ending December 31, 1999. These Funds are designed primarily as investment vehicles for endowments, foundations and other institutional investors.

      The U.S. economy enjoyed an enviable combination of strong Gross Domestic Product growth, low inflation, solid corporate profits and moderate interest rates in 1999. The economy continued its near record expansion as consumer confidence reached an all-time high, due largely to high employment levels and a surging stock market. Global economies stabilized, providing further foundation and fuel for the domestic economy.

      The Federal Reserve, concerned with a strong expanding economy and tight labor markets, responded with three rate increases totaling 75 basis points during 1999. Long rates rose approximately 140 basis points during the year. The strong economy, higher commodity prices and tight labor markets have increased the potential for higher rates going forward.

      The equity market, as represented by the S&P 500 Index, posted a record ninth year of positive return. Technology was the dominant factor across all capitalization levels within the equity markets, as evidenced by the NASDAQ's remarkable 86% return. Investors seeking growth opportunities favored smaller capitalization stocks, allowing them to outperform the steadier, but slower growing, large caps.

                   Total Returns-Year Ended December 31, 1999

      The total return performance of each Fund for the year ended December 31, 1999 was as follows (please note that the Equity Index Fund commenced operations on May 3, 1999):

        All America Fund ..................................      +26.0%
        Equity Index Fund .................................      + 9.0%
        Bond Fund .........................................      - 3.5%
        Money Market Fund .................................      + 4.9%

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

      On the pages which immediately follow are brief presentations and graphs for each Fund (except the Money Market Fund and Equity Index Fund) which illustrate each Fund's respective:

      o Historical total return achieved over specified periods, expressed as an annual average rate and as a cumulative rate;
      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and
      o     Historical  performance  compared  with an  appropriate  index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.


                                     Sincerely,
                                     /s/ Dolores Morrissey
                                     -----------------------
                                     Dolores Morrissey
                                     Chairman of the Board and President,
                                     Mutual of America Institutional Funds, Inc.

                               EQUITY INDEX FUND

      The Equity Index Fund invests in the 500 stocks which comprise the S&P 500 Index. The S&P 500 is a market-value weighted index of 500 domestic stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be industry leaders. The Fund commenced operations effective May 3, 1999. At year-end, the Fund returned 9.0%, which matched the Index's performance for the same time period. The prevailing theme of 1999 was the dominance of technology, which was the best performing sector, returning 54% for the May through December period. For the same period, the Index was outperformed by two other sectors, namely Capital Goods and Consumer Cyclicals. The worst performing sectors were Transportation and Financials. Investor perceptions of possible Federal Reserve actions, a bias toward large cap stocks and a persistent search for growth drove multiple expansion, which contributed two-thirds of annual return.

                                ALL AMERICA FUND

      The All America Fund's investment objective is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500. In 1999, the remaining 40% of the Fund was actively managed by three subadvisors and Mutual of America Capital Management Corporation. Each manager invests approximately 10% of the Fund's assets, using a different investment approach. The four approaches are large cap growth, small cap growth, large cap value and small cap value.

      The Fund returned 26.0% for 1999, exceeding the Index's return of 21.0%. The Fund's 1999 performance reflected investors' continued quest for growth opportunities--both the large and small cap growth portions significantly outperformed the value segments. Nevertheless, the small cap value segment performed strongly. Only the large cap value portion turned in a negative performance.

                         GROWTH OF A $10,000 INVESTMENT

  [The following table is represented by a line graph in the printed material.]

                 All America Fund              S & P 500 Index
                 ----------------              ---------------
05/96                 10,000                       10,000
12/96                 11,043                       11,515
12/97                 13,909                       15,356
12/98                 16,835                       19,744
12/99                 21,218                       23,898

                                All America Fund
                                ----------------
                                                           Total Return
                                                    ----------------------------
Period                         Growth
Ended                            of                 Cumu-                Annual
12/31/99                      $10,000               lative               Average
--------------------------------------------------------------------------------
1 Year                         12,603               26.0%                 26.0%
Since 5/1/96
 (Inception)*                 $21,218              112.2%                 22.8%


                                  S&P 500 Index
                                  -------------
                                                             Total Return
                                                     ---------------------------
Period                         Growth
Ended                            of                  Cumu-                Annual
12/31/99                      $10,000                lative              Average
--------------------------------------------------------------------------------
1 Year                         12,104                 21.0%               21.0%
Since 5/1/96
 (Inception)                  $23,898                139.0%               26.8%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

                               MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Fund returned 4.9% for 1999. Short-term rates rose substantially during the year, allowing the Fund to achieve a higher current return in December than was available from similar maturities the previous January. The seven-day effective yield as of February 15, 2000 is 5.6%. As with all performance reportings, this yield is not necessarily indicative of future annual yields.

                                    BOND FUND

      The Bond Fund seeks a high level of return consistent with the preservation of capital through investments in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which yield more than U.S. Treasury issues. The Fund's benchmark, the Lehman Bros. Government/Corporate Bond Index, had a rare negative return for 1999, as did the Bond Fund. Fears of inflation, fed by a strong domestic economy, a booming stock market, and higher oil prices, depressed bond returns. The inability of coupon income to keep pace with interest rate increases further damaged prospects for bond returns. The Fund's overemphasis on corporate bonds, relative to its benchmark index, caused it to slightly underperform since Government securities did better than the corporates held by the Fund.

 [The following table is represented by a line graph in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

           Bond Fund            Lehman Brothers Gov't/Corp Bond Index
           ---------            -------------------------------------
05/96       10,000                             10,000
12/96       10,501                             10,610
12/97       11,435                             11,646
12/98       12,379                             12,748
12/99       11,948                             12,474


                                    Bond Fund
                                    ---------

                                                              Total Return
                                                        ------------------------
Period                         Growth
Ended                            of                      Cumu-            Annual
12/31/99                      $10,000                    lative          Average
--------------------------------------------------------------------------------
1 Year                        $ 9,652                    -3.5%            -3.5%
Since 5/1/96
 (Inception)*                 $11,948                    19.5%             5.0%

                     Lehman Brothers Gov't./Corp. Bond Index
                   ------------------------------------------

                                                               Total Return
                                                         -----------------------
Period                         Growth
Ended                            of                       Cumu-           Annual
12/31/99                      $10,000                     lative         Average
--------------------------------------------------------------------------------
1 Year                        $ 9,785                      -2.2%          -2.2%
Since 5/1/96
 (Inception)                  $12,474                      24.7%           6.2%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                            Shares        Value
                                                           -------      --------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. .......................................        1,146       $ 53,862
  Abbott Laboratories ..............................        5,112        185,630
  Adaptec, Inc. ....................................          347         17,307
  ADC Telecommunications, Inc. .....................          502         36,426
  Adobe Systems, Inc. ..............................          410         27,573
  Advanced Micro Devices, Inc. .....................          495         14,324
  AES Corp. ........................................          692         51,727
  Aetna, Inc. ......................................          503         28,074
  Aflac, Inc. ......................................          893         42,138
  Air Products & Chemicals, Inc. ...................          771         25,877
  Alberto-Culver Co. Cl B ..........................           78          4,595
  Albertson's, Inc. ................................        1,413         45,569
  Alcan Aluminum Ltd. ..............................          728         29,985
  ALCOA, Inc. ......................................        1,232        102,256
  Allegheny Technologies, Inc. .....................          320          7,180
  Allergan, Inc. ...................................          426         21,194
  Allied Waste Industries, Inc. ....................          633          5,578
  Allstate Corp. ...................................        2,683         64,392
  Alltel Corp. .....................................        1,026         84,837
  Alza Corp. .......................................          341         11,807
  Amerada Hess Corp. ...............................          304         17,252
  Ameren Corp. .....................................          461         15,098
  America Online, Inc. .............................        7,447        561,783
  American Electric Power, Inc. ....................          650         20,881
  American Express Co. .............................        1,510        251,038
  American General Corp. ...........................          837         63,507
  American Greetings Corp. Cl A ....................          217          5,127
  American Home Products Corp. .....................        4,337        171,040
  American Int'l. Group, Inc. ......................        5,142        555,979
  Amgen, Inc. ......................................        3,393        203,792
  AMR Corp. ........................................          506         33,902
  Amsouth Bancorporation ...........................        1,322         25,531
  Anadarko Petroleum Corp. .........................          428         14,606
  Analog Devices, Inc. .............................          581         54,033
  Andrew Corp. .....................................          276          5,227
  Anheuser-Busch Cos., Inc. ........................        1,571        111,345
  Aon Corp. ........................................          861         34,440
  Apache Corp. .....................................          383         14,147
  Apple Computer, Inc. .............................          541         55,622
  Applied Materials, Inc. ..........................        1,262        159,880
  Archer-Daniels-Midland Co. .......................        2,021         24,631
  Armstrong World Inds., Inc. ......................          129          4,305
  Ashland, Inc. ....................................          243          8,004
  Associates First Capital Corp. Cl A ..............        2,447         67,140
  AT&T Corp. .......................................       10,613        538,610
  Atlantic Richfield Co. ...........................        1,083         93,680
  Autodesk, Inc. ...................................          191          6,446
  Automatic Data Processing, Inc. ..................        2,079        112,006
  AutoZone, Inc. ...................................          500         16,156
  Avery Dennison Corp. .............................          382         27,838
  Avon Products, Inc. ..............................          805         26,565
  Baker Hughes, Inc. ...............................        1,105         23,274
  Ball Corp. .......................................          100          3,938
  Bank of America Corp. ............................        5,670        284,563
  Bank of New York Co., Inc. .......................        2,471         98,840
  Bank One Corp. ...................................        3,809        122,126
  Bard (C.R.), Inc. ................................          165          8,745
  Barrick Gold Corp. ...............................        1,310         23,171
  Bausch & Lomb, Inc. ..............................          193         13,208
  Baxter International, Inc. .......................          978         61,431
  BB & T Corp. .....................................        1,074         29,401
  Bear Stearns Cos., Inc. ..........................          411         17,570
  Becton Dickinson & Co. ...........................          841         22,497
  Bed Bath & Beyond, Inc. ..........................          469         16,298
  Bell Atlantic Corp. ..............................        5,158        317,539
  BellSouth Corp. ..............................            6,252        292,672
  Bemis, Inc. ..................................              169          5,894
  Best Buy, Inc. ...............................              685         34,378
  Bestfoods ....................................              937         49,251
  Bethlehem Steel Corp. ........................              440          3,685
  Biomet, Inc. .................................              378         15,120
  Black & Decker Corp. .........................              284         14,839
  Block (H. & R.), Inc. ........................              328         14,350
  BMC Software, Inc. ...........................              804         64,270
  Boeing Co. ...................................            3,104        129,010
  Boise Cascade Corp. ..........................              192          7,776
  Boston Scientific Corp. ......................            1,390         30,406
  Briggs & Stratton Corp. ......................               75          4,022
  Bristol-Myers Squibb Co. .....................            6,589        422,931
  Brown-Forman Corp. Cl B ......................              222         12,710
  Brunswick Corp. ..............................              310          6,898
  Burlington Northern Santa Fe Corp. ...........            1,518         36,812
  Burlington Resources, Inc. ...................              731         24,169
  Cabletron Systems, Inc. ......................              585         15,210
  Campbell Soup Co. ............................            1,421         54,975
  Capital One Financial Corp. ..................              664         31,997
  Cardinal Health, Inc. ........................              915         43,806
  Carnival Corp. ...............................            2,061         98,542
  Carolina Power & Light Co. ...................              536         16,315
  Caterpillar, Inc. ............................            1,195         56,240
  CBS Corp. ....................................            2,532        161,890
  Cendant Corp. ................................            2,362         62,741
  Centex Corp. .................................              192          4,740
  Central & South West Corp. ...................              715         14,300
  CenturyTel, Inc. .............................              469         22,219
  Ceridian Corp. ...............................              486         10,479
  Champion International Corp. .................              323         20,006
  Charles Schwab Corp. .........................            2,748        105,455
  Chase Manhattan Corp. ........................            2,739        212,786
  Chevron Corp. ................................            2,204        190,922
  Chubb Corp. ..................................              592         33,337
  CIGNA Corp. ..................................              625         50,352
  Cincinnati Financial Corp. ...................              555         17,309
  CINergy Corp. ................................              534         12,883
  Circuit City Group, Inc. .....................              675         30,417
  Cisco Systems, Inc. ..........................           10,865      1,163,913
  Citigroup, Inc. ..............................           11,199        622,244
  Citrix Systems, Inc. .........................              295         36,285
  Clear Channel Communications, Inc. ...........            1,134        101,210
  Clorox Co. ...................................               93         39,947
  CMS Energy Corp. .............................              397         12,381
  Coastal Corp. ................................              717         25,409
  Coca-Cola Co. ................................            8,204        477,883
  Coca-Cola Enterprises, Inc. ..................             ,428         28,739
  Colgate-Palmolive Co. ........................            1,959        127,335
  Columbia Energy Group ........................              270         17,078
  Columbia/HCA Healthcare Corp. ................            1,896         55,576
  Comcast Corp. Cl A ...........................            2,518        127,316
  Comerica, Inc. ...............................              525         24,511
  Compaq Computer Corp. ........................            5,646        152,795
  Computer Associates Intl., Inc ...............            1,806        126,307
  Computer Sciences Corp. ......................              538         50,908
  Compuware Corp. ..............................            1,200         44,700
  Comverse Technology Inc. .....................              235         34,016
  Conagra, Inc. ................................            1,640         37,003
  Conoco, Inc. .................................            2,107         52,412
  Conseco, Inc. ................................            1,099         19,645
  Consolidated Edison, Inc. ....................              743         25,634
  Consolidated Natural Gas Co. .................              322         20,910
  Consolidated Stores Corp. ....................              370          6,013

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Shares       Value
                                                           ------     ---------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Constellation Energy Group, Inc. .................        503       $ 14,587
  Cooper Industries, Inc. ..........................        317         12,819
  Cooper Tire & Rubber Co. .........................        255          3,968
  Coors (Adolph) Co. Cl B ..........................        118          6,195
  Corning, Inc. ....................................        822        105,987
  Costco Wholesale Corp. ...........................        742         67,708
  Countrywide Credit Industries, Inc. ..............        379          9,570
  Crane Co. ........................................        222          4,412
  Crown Cork & Seal, Inc. ..........................        411          9,196
  CSX Corp. ........................................        731         22,935
  Cummins Engine Co., Inc. .........................        135          6,522
  CVS Corp. ........................................      1,316         52,558
  Dana Corp. .......................................        557         16,675
  Danaher Corp. ....................................        478         23,064
  Darden Restaurants, Inc. .........................        444          8,048
  Dayton-Hudson Corp. ..............................      1,486        109,128
  Deere & Co. ......................................        785         34,049
  Dell Computer Corp. ..............................      8,439        430,389
  Delphi Automotive Systems Corp ...................      1,899         29,909
  Delta Air Lines, Inc. ............................        441         21,967
  Deluxe Corp. .....................................        251          6,887
  Dillard's Inc. Cl A ..............................        359          7,247
  Disney (Walt) Co. ................................      6,850        200,363
  Dollar General Corp. .............................        883         20,088
  Dominion Resources, Inc. .........................        645         25,316
  Donnelley (R.R.) & Sons Co. ......................        429         10,645
  Dover Corp. ......................................        700         31,763
  Dow Chemical Co. .................................        739         98,749
  Dow Jones & Co., Inc. ............................        305         20,740
  DTE Energy Co. ...................................        487         15,280
  Du Pont (E.I.) de Nemours & Co ...................      3,469        228,536
  Duke Energy Corp. ................................      1,226         61,453
  Dun & Bradstreet Corp. ...........................        541         15,960
  Eastern Enterprises ..............................         85          4,882
  Eastman Chemical Co. .............................        256         12,208
  Eastman Kodak Co. ................................      1,063         70,424
  Eaton Corp. ......................................        243         17,648
  Ecolab, Inc. .....................................        435         17,019
  Edison International .............................      1,167         30,561
  El Paso Energy Corp. .............................        766         29,730
  Electronic Data Systems Corp. ....................      1,564        104,690
  EMC Corp. ........................................      3,405        371,996
  Emerson Electric Co. .............................      1,460         83,768
  Engelhard Corp. ..................................        423          7,984
  Enron Corp. ......................................      2,399        106,456
  Entergy Corp. ....................................        829         21,347
  Equifax, Inc. ....................................        483         11,381
  Exxon Mobil Corp. ................................     11,471        924,133
  Fannie Mae .......................................      3,405        212,600
  FDX Corp. ........................................        999         40,897
  Federated Department Stores, Inc. ................        701         35,444
  Federal Home Loan Mortgage Corp. .................      2,336        109,938
  Fifth Third Bancorp ..............................      1,014         74,402
  First Data Corp. .................................      1,392         68,643
  First Union Corp. ................................      3,281        107,658
  Firstar Corp. ....................................      3,256         68,783
  FirstEnergy Corp. ................................        786         17,832
  FleetBoston Financial Corp. ......................      3,041        105,865
  Fleetwood Enterprises, Inc. ......................        112          2,310
  Florida Progress Corp. ...........................        330         13,963
  Fluor Corp. ......................................        255         11,698
  FMC Corp. ........................................        102          5,846
  Ford Motor Co. ...................................      4,012        214,391
  Fort James Corp. .................................        743         20,340
  Fortune Brands, Inc. .............................        559         18,482
  Foster Wheeler Corp. .............................        132          1,172
  FPL Group, Inc. ..................................        602         25,773
  Franklin Resources, Inc. .........................        847         27,157
  Freeport-McMoran Copper & Gold,
  Inc. Cl B ........................................        549         11,598
  Gannett Co., Inc. ................................        940         76,669
  Gap, Inc. ........................................      2,844        130,824
  Gateway, Inc. ....................................      1,052         75,810
  General Dynamics Corp. ...........................        669         35,290
  General Electric Co. .............................     10,898      1,686,466
  General Instrument Corp. .........................        583         49,555
  General Mills, Inc. ..............................      1,027         36,715
  General Motors Corp. .............................      2,126        154,534
  Genuine Parts Co. ................................        602         14,937
  Georgia-Pacific Group ............................        576         29,232
  Gillette Co. .....................................      3,563        146,751
  Global Crossing Ltd. .............................      2,521        126,050
  Golden West Financial Corp. ......................        552         18,492
  Goodrich (B.F.) Co. ..............................        369         10,148
  Goodyear Tire & Rubber Co. .......................        525         14,798
  GPU, Inc. ........................................        422         12,634
  Grainger (W.W.), Inc. ............................        314         15,013
  Great Atlantic & Pacific Tea, Inc ................        124          3,457
  Great Lakes Chemical Corp. .......................        191          7,294
  GTE Corp. ........................................      3,228        227,776
  Guidant Corp. ....................................      1,015         47,705
  Halliburton Holdings Co. .........................      1,483         59,691
  Harcourt General, Inc. ...........................        230          9,258
  Harrah's Entertainment, Inc. .....................        431         11,395
  Hartford Financial Svs Gp, Inc ...................        759         35,958
  Hasbro, Inc. .....................................        654         12,467
  HealthSouth Corp. ................................      1,283          6,896
  Heinz (H.J.) Co. .................................      1,204         47,934
  Helmerich & Payne, Inc. ..........................        163          3,555
  Hercules, Inc. ...................................        356          9,924
  Hershey Food Corp. ...............................        469         22,278
  Hewlett-Packard Co. ..............................      3,404        387,843
  Hilton Hotels Corp. ..............................      1,239         11,925
  Home Depot, Inc. .................................      7,647        524,297
  Homestake Mining Co. .............................        874          6,828
  Honeywell International, Inc. ....................      2,652        152,988
  Household International Corp. ....................      1,562         58,185
  Humana, Inc. .....................................        563          4,610
  Huntington Bancshares, Inc. ......................        774         18,479
  Ikon Office Solutions, Inc. ......................        501          3,413
  Illinois Tool Works, Inc. ........................      1,008         68,103
  IMS Health, Inc. .................................      1,051         28,574
  Inco Ltd. ........................................        645         15,158
  Ingersoll Rand Co. ...............................        555         30,560
  Intel Corp. ......................................     11,115        914,903
  Intl. Business Machines Corp. ....................      5,987        646,596
  Intl. Flavors & Fragrances, Inc. .................        357         13,477
  International Paper Co. ..........................      1,390         78,448
  Interpublic Group of Cos., Inc. ..................        948         54,688
  ITT Industries, Inc. .............................        295          9,864
  Jefferson-Pilot Corp. ............................        354         24,161
  Johnson & Johnson ................................      4,619        430,144
  Johnson Controls, Inc. ...........................        287         16,323
  Jostens, Inc. ....................................        111          2,699
  Kansas City Southern Inds., Inc. .................        371         27,686
  Kaufman & Broad Home Corp. .......................        154          3,725
  Kellogg Co. ......................................      1,362         41,967
  Kerr-McGee Corp. .................................        290         17,980

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares        Value
                                                          ------     ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED
  KeyCorp ......................................          1,508      $   33,365
  Kimberly Clark Corp. .........................          1,790         116,798
  KLA-Tencor Corp. .............................            296          32,967
  Kmart Corp. ..................................          1,659          16,694
  Knight-Ridder, Inc. ..........................            272          16,184
  Kohl's Corp. .................................            547          39,487
  Kroger Co. ...................................          2,787          52,605
  Legget & Platt, Inc. .........................            661          14,170
  Lehman Brothers Holdings, Inc. ...............            403          34,129
  Lexmark Intl. Group Inc. Cl A ................            433          39,187
  Lilly (Eli) & Co. ............................          3,622         240,863
  Limited, Inc. ................................            719          31,142
  Lincoln National Corp. .......................            668          26,720
  Liz Claiborne, Inc. ..........................            203           7,638
  Lockheed Martin Corp. ........................          1,328          29,050
  Loews Corp. ..................................            361          21,908
  Longs Drug Stores Corp. ......................            126           3,252
  Louisiana-Pacific Corp. ......................            361           5,144
  Lowe's Companies, Inc. .......................          1,282          76,600
  LSI Logic Corp. ..............................            495          33,413
  Lucent Technologies, Inc. ....................         10,406         778,499
  Mallinckrodt, Inc. ...........................            231           7,349
  Manor Care, Inc. .............................            360           5,760
  Marriott International, Inc Cl A .............            836          26,386
  Marsh & McLennan Co., Inc. ...................            887          84,875
  Masco Corp. ..................................          1,488          37,758
  Mattel, Inc. .................................          1,412          18,533
  May Department Stores Co. ....................          1,123          36,217
  Maytag Corp. .................................            284          13,632
  MBIA, Inc. ...................................            336          17,745
  MBNA Corp. ...................................          2,663          72,567
  McDermott International, Inc. ................            191           1,731
  McDonald's Corp. .............................          4,497         181,285
  McGraw-Hill Cos., Inc. .......................            661          40,734
  MCI WorldCom, Inc. ...........................          9,441         500,963
  McKesson HBOC, Inc. ..........................            945          21,322
  Mead Corp. ...................................            344          14,943
  MediaOne Group, Inc. .........................          2,038         156,544
  Medtronic, Inc. ..............................          3,943         143,673
  Mellon Financial Corp. .......................          1,689          57,532
  Merck & Co., Inc. ............................          7,764         520,673
  Meredith Corp. ...............................            169           7,045
  Merrill Lynch & Co., Inc. ....................          1,242         103,707
  MGIC Investment Corp. ........................            367          22,089
  Micron Technology, Inc. ......................            896          69,664
  Microsoft Corp. ..............................         17,150       2,002,225
  Milacron, Inc. ...............................            119           1,830
  Millipore Corp. ..............................            142           5,485
  Minnesota Mining & Mfg. Co. ..................          1,353         132,425
  Mirage Resorts, Inc. .........................            668          10,229
  Molex, Inc. ..................................            521          29,534
  Monsanto Co. .................................          2,129          75,846
  Morgan (J.P.) & Co., Inc. ....................            590          74,709
  Morgan Stanley Dean Witter & Co. .............          1,850         264,088
  Motorola, Inc. ...............................          2,040         300,390
  Nabisco Group Holdings Corp. .................          1,096          11,645
  NACCO Industries, Inc. Cl A ..................             26           1,445
  National City Corp. ..........................          2,077          49,199
  National Semiconductor Corp. .................            564          24,146
  National Service Industries ..................            134           3,953
  Navistar International Corp. .................            217          10,280
  Network Appliance, Inc. ......................            494          41,033
  New Century Energies, Inc. ...................            387          11,755
  New York Times Co. Cl A ......................            585          28,738
  Newell Rubbermaid, Inc. ......................            947          27,463
  Newmont Mining Corp. .........................            563          13,794
  Nextel Communications, Inc. Cl A .............          1,215         125,297
  Niagara Mohawk Holdings, Inc. ................            630           8,781
  Nicor, Inc. ..................................            154           5,005
  Nike, Inc. Cl B ..............................            945          46,837
  Nordstrom, Inc. ..............................            471          12,334
  Norfolk Southern Corp. .......................          1,278          26,199
  Nortel Networks Corp .........................          4,460         450,460
  Northern States Power Co. ....................            518          10,101
  Northern Trust Corp. .........................            750          39,750
  Northrop Grumman Corp. .......................            233          12,597
  Novell, Inc. .................................          1,126          44,970
  Nucor Corp. ..................................            293          16,060
  Occidental Petroleum Corp. ...................          1,221          26,404
  Office Depot, Inc. ...........................          1,093          11,955
  Old Kent Financial Corp. .....................            399          14,115
  Omnicom Group, Inc. ..........................            596          59,600
  Oneok, Inc. ..................................            102           2,563
  Oracle Corp. .................................          4,729         529,944
  Owens Corning ................................            175           3,380
  Owens-Illinois, Inc. .........................            524          13,133
  Paccar, Inc. .................................            263          11,654
  Pactiv Corp. .................................            573           6,088
  Paine Webber Group, Inc. .....................            489          18,979
  Pall Corp. ...................................            417           8,992
  Parametric Technology Corp. ..................            905          24,492
  Parker Hannifin Corp. ........................            365          18,729
  Paychex, Inc. ................................            826          33,040
  PE Corp-PE Biosystems Group ..................            343          41,267
  Peco Energy Co. ..............................            627          21,788
  Penney (J.C.) Co., Inc. ......................            886          17,665
  Peoples Energy Corp. .........................            114           3,819
  Peoplesoft, Inc. .............................            817          17,412
  Pep Boys-Manny, Moe & Jack ...................            170           1,551
  PepsiCo, Inc. ................................          4,835         170,434
  Perkin Elmer, Inc. ...........................            145           6,045
  Pfizer, Inc. .................................         12,858         417,081
  PG & E Corp. .................................          1,290          26,445
  Pharmacia & Upjohn, Inc. .....................          1,703          76,635
  Phelps Dodge Corp. ...........................            297          19,958
  Phillip Morris Cos., Inc. ....................          7,859         182,231
  Phillips Petroleum Co. .......................            851          39,997
  Pinnacle West Capital Corp. ..................            285           8,710
  Pitney Bowes, Inc. ...........................            899          43,433
  Placer Dome, Inc. ............................          1,094          11,761
  PNC Bank Corp. ...............................            977          43,477
  Polaroid Corp. ...............................            142           2,671
  Potlatch Corp. ...............................             94           4,195
  PP&L Resources, Inc. .........................            477          10,911
  PPG Industries, Inc. .........................            583          36,474
  Praxair, Inc. ................................            536          26,968
  Price (T. Rowe) Associates ...................            408          15,071
  Proctor & Gamble Co. .........................          4,365         478,240
  Progressive Corp. of Ohio ....................            245          17,916
  Providian Financial Corp. ....................            476          43,346
  Public Svc. Enterprise Group, Inc. ...........             37          25,657
  Pulte Corp. ..................................            140           3,150
  Quaker Oats Co. ..............................            450          29,531
  Qualcomm, Inc. ...............................          2,156         379,995
  Quintiles Transnational Corp. ................            386           7,213
  Ralston Purina Co. ...........................          1,087          30,300
  Raytheon Co. Cl B ............................          1,135          30,148
  Reebok International Ltd. ....................            182           1,490

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares         Value
                                                          ------       ---------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED
  Regions Financial Corp. ......................            752         $ 18,894
  Reliant Energy, Inc. .........................            994           22,738
  Republic New York Corp. ......................            352           25,344
  Reynolds Metals Co. ..........................            208           15,938
  Rite-Aid Corp. ...............................            870            9,733
  Rockwell Intl., Corp. ........................            643           30,784
  Rohm & Haas Co. ..............................            732           29,783
  Rowan Cos., Inc. .............................            271            5,877
  Royal Dutch Petroleum Co. N.Y ................          7,122          430,436
  Russell Corp. ................................            110            1,843
  Ryder System, Inc. ...........................            216            5,279
  Safeco Corp. .................................            442           10,995
  Safeway, Inc. ................................          1,715           60,990
  Sara Lee Corp. ...............................          3,036           66,982
  SBC Communications, Inc. .....................         11,331          552,386
  Schering-Plough Corp. ........................          4,879          205,833
  Schlumberger, Ltd. ...........................          1,840          103,500
  Scientific-Atlanta, Inc. .....................            257           14,296
  Scottish Power plc - ADR .....................              *               11
  Seagate Technology ...........................            700           32,594
  Seagram Ltd. .................................          1,453           65,294
  Sealed Air Corp. New .........................            281           14,559
  Sears Roebuck & Co. ..........................          1,278           38,899
  Sempra Energy ................................            808           14,039
  Service Corp. International ..................            914            6,341
  Shared Medical Systems Corp. .................             86            4,381
  Sherwin-Williams Co. .........................            569           11,949
  Sigma-Aldrich Corp. ..........................            339           10,191
  Silicon Graphics, Inc. .......................            634            6,221
  SLM Holding Corp. ............................            541           22,857
  Snap-On, Inc. ................................            211            5,605
  Solectron Corp. ..............................            984           93,603
  Southern Co. .................................          2,236           52,546
  Southtrust Corp ..............................            563           21,288
  Southwest Airlines Co. .......................          1,694           27,422
  Springs Industries, Inc. .....................             58            2,316
  Sprint Corp. (FON Group) .....................          2,915          196,216
  Sprint Corp. (PCS Group) .....................          1,431          146,678
  St. Jude Medical, Inc. .......................            284            8,715
  St. Paul Companies, Inc. .....................            762           25,670
  Stanley Works ................................            299            9,007
  Staples, Inc. ................................          1,562           32,412
  State Street Corp. ...........................            542           39,600
  Summit Bancorp ...............................            595           18,222
  Sun Microsystems, Inc. .......................          5,200          402,675
  Sunoco, Inc. .................................            304            7,144
  Suntrust Banks, Inc. .........................          1,081           74,386
  Supervalu, Inc. ..............................            467            9,340
  Synovus Financial Corp. ......................            912           18,126
  Sysco Corp. ..................................          1,112           43,994
  Tandy Corp. ..................................            649           31,923
  Tektronix, Inc. ..............................            153            5,948
  Tellabs, Inc. ................................          1,316           84,471
  Temple-Inland, Inc. ..........................            180           11,869
  Tenet Healthcare Corp. .......................          1,043           24,511
  Teradyne, Inc. ...............................            575           37,950
  Texaco, Inc. .................................          1,857          100,858
  Texas Instruments, Inc. ......................          2,640          255,750
  Texas Utilities Co. ..........................            929           33,038
  Textron, Inc. ................................            505           38,727
  Thermo Electron Corp. ........................            531            7,965
  Thomas & Betts Corp. .........................            183            5,833
  Time Warner, Inc. ............................          4,273          309,525
  Times Mirror Co. .............................            201           13,467
  Timken Co. ...................................            201            4,108
  TJX Companies ................................          1,030           21,051
  Torchmark Corp. ..............................            447           12,991
  Tosco Corp. ..................................            478           12,996
  Toys R Us, Inc. ..............................            832           11,908
  Transocean Sedco Forex, Inc. .................            356           12,000
  Tribune Co. ..................................            796           43,830
  Tricon Global Restaurants Inc. ...............            516           19,931
  TRW, Inc. ....................................            407           21,139
  Tupperware Corp. .............................            186            3,150
  Tyco International Ltd. ......................          5,623          218,594
  U.S. Bancorp .................................          2,417           57,555
  U.S. West, Inc. ..............................          1,696          122,112
  Unicom Corp. .................................            730           24,455
  Unilever N.V .................................          1,921          104,574
  Union Carbide Corp. ..........................            448           29,904
  Union Pacific Corp. ..........................            833           36,340
  Union Pacific Resources Group, Inc. ..........            846           10,787
  Union Planters Corp. .........................            480           18,930
  Unisys Corp. .................................          1,028           32,832
  United Healthcare Corp. ......................            582           30,919
  United Technologies Corp. ....................          1,618          105,170
  Unocal Corp. .................................            814           27,320
  UNUMProvident Corp. ..........................            802           25,714
  US Airways Group Inc. ........................            237            7,599
  UST, Inc. ....................................            585           14,735
  USX-Marathon Group ...........................          1,037           25,601
  USX-U.S. Steel Group .........................            297            9,801
  V F Corp. ....................................            399           11,970
  Viacom, Inc. Cl B ............................          2,341          141,484
  Vulcan Materials Co. .........................            336           13,419
  W.R. Grace & Co. .............................            239            3,316
  Wachovia Corp. ...............................            680           46,240
  Wal-Mart Stores, Inc. ........................         14,781        1,021,737
  Walgreen Co. .................................          3,333           97,490
  Warner-Lambert Co. ...........................          2,872          235,325
  Washington Mutual, Inc. ......................          1,946           50,596
  Waste Management, Inc. .......................          2,081           35,767
  Watson Pharmaceuticals, Inc. .................            322           11,532
  Wellpoint Health Networks Inc. Cl A ..........            217           14,308
  Wells Fargo & Company ........................          5,455          220,587
  Wendy's International, Inc. ..................            408            8,415
  Westvaco Corp. ...............................            337           10,995
  Weyerhaeuser Co. .............................            792           56,875
  Whirlpool Corp. ..............................            246           16,005
  Willamette Industries, Inc. ..................            375           17,414
  Williams Cos., Inc. ..........................          1,459           44,591
  Winn-Dixie Stores, Inc. ......................            499           11,945
  Worthington Industries, Inc. .................            309            5,118
  Wrigley (Wm.) Jr. Co. ........................            391           32,429
  Xerox Corp. ..................................          2,228           50,548
  Xilinx, Inc. .................................          1,062           48,288
  Yahoo!, Inc. .................................            874          378,169
                                                                     -----------
TOTAL INDEXED ASSETS--COMMON STOCKS
(Cost: $21,123,075) 56.7% ......................                     $41,037,263
                                                                     -----------
----------
* Fractional share attributable to Corporate Action.

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Face
                                   Rate      Maturity     Amount         Value
                                  ------    ---------   ---------      ---------
INDEXED ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
 U.S. Treasury Bill (a) .......... 5.18%    01/20/00    $ 200,000    $   199,450
                                                                     -----------
AGENCY (0.8%)
  Federal Home Loan Bank ......... 4.75     01/12/00      613,000        612,110
                                                                     -----------
COMMERCIAL PAPER (0.9%)
  UBS Finance (Delw.) Inc. ....... 4.00     01/03/00      642,000        641,857
                                                                     -----------
TOTAL SHORT-TERM DEBT
  Securities
  (Cost: $1,453,417) 2.0% ......................................       1,453,417
                                                                     -----------
TOTAL INDEXED ASSETS
  (Cost: $22,576,492) 58.7% ....................................     $42,490,680
                                                                     -----------

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                    Expiration     Underlying Face   Unrealized
                                       Date        Amount at Value     Gain
                                   -------------   ---------------   ----------
PURCHASED

  3 S&P 500 Stock Index
    Futures Contracts               March 2000       $1,113,150       $40,088
                                                    ===========       =======

      The face value of futures purchased and outstanding as percentage of total investment in securities: 1.5%.

----------
(a) This security has been segregated to cover initial margin requirements on open futures contracts.

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares         Value
                                                         -------      ----------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS
  Cabot Corp. ..................................          4,000       $   81,500
  Lone Star Technologies, Inc.* ................          6,600          183,975
  Newmont Mining Corp. .........................          3,100           75,950
  Placer Dome, Inc. ............................          5,600           60,200
  Praxair, Inc .................................          4,100          206,281
                                                                      ----------
                                                                         607,906
                                                                      ----------
CONSUMER, CYCLICAL (4.6%)
  eBay, Inc.* ..................................          1,000          125,188
  Abercrombie & Fitch Co. Cl A* ................          2,800           74,725
  Bed Bath & Beyond, Inc.* .....................          5,200          180,700
  BJ Services Co.* .............................          1,800           75,263
  BJ's Wholesale Club, Inc.* ...................          7,400          270,100
  CNET, Inc.* ..................................          2,200          124,850
  Cox Radio, Inc.* .............................          1,300          129,675
  Dayton-Hudson Corp. ..........................          2,400          176,250
  Diedrich Coffee, Inc.* .......................         17,000           69,063
  Ethan Allen Interiors, Inc. ..................          3,550          113,822
  Ford Motor Co. ...............................          1,400           74,813
  Furniture Brands Intl., Inc.* ................            800           17,600
  Gannett Co., Inc. ............................          2,100          171,281
  Linens'n Things, Inc.* .......................          4,200          124,425
  Mandalay Resort Group* .......................          7,300          146,913
  Masco Corp. ..................................          6,700          170,013
  Meredith Corp. ...............................          2,300           95,881
  Nordstrom, Inc. ..............................          3,900          102,131
  Outback Steakhouse, Inc.* ....................          4,450          115,422
  Skywest, Inc. ................................          1,300           36,400
  Telewest Communications plc ADR* .............          3,163          174,756
  The Cheesecake Factory, Inc.* ................          2,700           94,500
  The Men's Wearhouse, Inc.* ...................          2,600           76,375
  Tiffany & Co. ................................          2,850          254,363
  TJX Companies ................................          4,100           83,794
  Young & Rubicam, Inc. ........................          3,500          247,625
                                                                      ----------
                                                                       3,325,928
                                                                      ----------
CONSUMER, NON-CYCLICAL (2.7%)
  Albertson's, Inc. ............................          3,900          125,775
  American Home Products Corp. .................          1,400           55,213
  Baxter International, Inc. ...................          1,700          106,781
  Bestfoods ....................................          2,100          110,381
  Cardinal Health, Inc. ........................          2,100          100,538
  Cygnus, Inc.* ................................          4,000           73,000
  Diageo plc-- Sponsored ADR ...................          2,000           64,000
  Dura Pharmaceuticals, Inc.* ..................          5,500           76,656
  Enzon, Inc.* .................................          2,100           91,088
  Forest Laboratories, Inc.* ...................          3,500          215,031
  Fort James Corp. .............................          4,300          117,713
  IDEC Pharmaceuticals Corp.* ..................            400           39,300
  Lilly (Eli) & Co. ............................          1,500           99,750
  Medimmune, Inc.* .............................          1,100          182,463
  Medquist, Inc.* ..............................          1,200           30,975
  Minimed, Inc.* ...............................          2,400          175,800
  SangStat Medical Corp.* ......................          2,900           86,275
  Sepracor, Inc.* ..............................            700           69,431
  US Foodservice* ..............................          4,400           73,700
  Williams-Sonoma, Inc.* .......................          1,200           55,200
                                                                      ----------
                                                                       1,949,070
                                                                      ----------
ENERGY (2.2%)
  BP Amoco Corp. ...............................          3,434          203,679
  Calpine Corp.* ...............................          4,050          259,200
  Exxon Mobil Corp. ............................          2,376          191,417
  Midcoast Energy Res., Inc. ...................          1,400           23,450
  Nabors Industries, Inc.* .....................          4,000          123,750
  Quanta Services, Inc.* .......................          3,200           90,400
  Schlumberger, Ltd. ...........................          3,000          168,750
  Total Fina S.A.-- ADR ........................          2,470          171,048
  USX-Marathon Group ...........................          7,200          177,750
  Varco International, Inc.* ...................          6,000           61,125
  Weatherford International, Inc.* .............          2,400           95,850
                                                                      ----------
                                                                       1,566,419
                                                                      ----------
FINANCIAL (4.7%)
  American General Corp. .......................          1,100           83,463
  American Int'l. Group, Inc. ..................          3,156          341,243
  Arden Realty Group ...........................          5,300          106,331
  Bank of America Corp. ........................          4,823          242,054
  Boston Properties, Inc. ......................          2,400           74,700
  Citigroup, Inc. ..............................         11,850          658,416
  Compass Bancshares Inc., .....................          2,700           60,244
  Cullen/Frost Bankers, Inc. ...................          2,600           66,950
  Equity Res. Pptys. Tr. Co. ...................          2,600          110,988
  Fannie Mae ...................................          2,100          131,119
  Fleet Boston Financial Corp. .................          3,600          125,325
  HCC Insurance Holdings, Inc. .................          5,100           67,256
  Heller Financial, Inc. .......................          5,200          104,325
  Kimco Realty Corp ............................          2,700           91,463
  Mack-Cali Realty Corp. .......................          3,700           96,431
  Morgan Stanley Dean Witter ...................          2,000          285,500
  Natl. Commerce Bancorp .......................          2,600           58,988
  Providian Financial Corp. ....................          1,600          145,700
  SL Green Realty Corp. ........................          6,100          132,675
  Spieker Pptys., Inc. .........................          3,200          116,600
  Vornado Rlty. Trust ..........................          3,200          104,000
  Washington Mutual, Inc. ......................          4,300          111,800
  Wells Fargo & Company ........................          2,800          113,225
                                                                      ----------
                                                                       3,428,796
                                                                      ----------
INDUSTRIAL (6.2%)
  Applied Materials, Inc.* .....................          5,900          747,456
  Asyst Technologies, Inc.* ....................          1,600          104,900
  BISYS Group, Inc.* ...........................          2,200          143,550
  Caterpillar, Inc. ............................          2,000           94,125
  Citadel Communications, Corp.* ...............          1,700          110,288
  Coinstar, Inc.* ..............................          3,400           47,600
  CommScope, Inc.* .............................          1,900           76,594
  Computer Sciences Corp.* .....................          1,700          160,863
  Conexant Systems, Inc.* ......................          3,400          225,675
  Covenant Transport, Inc. Cl A* ...............          4,600           79,925
  CSG Systems Intl., Inc.* .....................          1,900           75,763
  Dycom Industries, Inc.* ......................          2,200           96,938
  Emerson Electric Co. .........................          1,300           74,588
  EOG Resources, Inc. ..........................          2,800           49,175
  FactSet Research Systems, Inc. ...............          2,000          159,250
  Forward Air Corporation* .....................          5,100          221,213
  Honeywell International, Inc. ................          1,800          103,838
  Hooper Holmes, Inc. ..........................          8,150          209,863
  Kent Electronics Corp.* ......................          3,100           70,525
  Kulicke and Soffa Industries, Inc.* ..........          2,200           93,638
  Mettler-Toledo International, Inc.* ..........          2,200           84,013
  Official Payments Corp.* .....................          1,300           67,600
  Pittway Corp. ................................            700           31,369
  PRI Automation, Inc.* ........................          2,100          140,963
  Radio One, Inc.* .............................          1,300          119,600
  Salem Communications Corp. Cl A* .............          1,700           38,463
  SDL, Inc.* ...................................            800          174,400
  Semtech Corp.* ...............................          4,200          218,925
  Spartech Corp. ...............................          3,400          109,650
  Swift Transportation Co., Inc.* ..............          4,500           79,313
  Time Warner Telecom, Inc. Cl. A* .............          2,500          124,844
  Transocean Offshore, Inc. ....................            581           19,566
  True North Communications, Inc. ..............          1,900           84,906

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares          Value
                                                         -------       ---------
ACTIVE ASSETS (Continued)
  U.S. Xpress Enterprises, Inc. Cl A* ..........          4,600      $    33,925
  Varian Semiconductor Equipment
  Associates, Inc.* ............................          2,800           95,200
  Williams Cos., Inc. ..........................          4,800          146,700
                                                                     -----------
                                                                       4,515,204
                                                                     -----------
Technology (16.4%)
  3Com Corp* ...................................          6,200          291,400
  Altera Corp.* ................................          3,600          178,425
  ANTEC Corp.* .................................          2,700           98,550
  Applied Micro Circuits, Corp.* ...............          3,200          407,200
  ASM Lithography Holding NV* ..................          1,900          216,125
  AT&T Corp. ...................................          3,300          167,475
  Atmel Corp.* .................................         16,800          496,650
  ATMI, Inc.* ..................................          2,700           89,269
  Aware, Inc.* .................................          1,300           47,288
  Broadcom Corp.* ..............................            500          136,188
  Business Objects S.A.-- Sp ADR* ..............            800          106,900
  Ciena Corp.* .................................          4,400          253,000
  Cisco Systems, Inc.* .........................         24,800        2,656,700
  Compaq Computer Corp. ........................         13,700          370,756
  Critical Path, Inc.* .........................          2,000          188,750
  Dallas Semiconductor Corp. ...................          1,200           77,325
  Digital Island, Inc.* ........................          1,100          104,638
  Dionex Corp.* ................................          2,700          111,206
  Documentum, Inc.* ............................          1,000           59,875
  E-Speed, Inc., Cl A* .........................          3,000          106,688
  Efficient Networks, Inc.* ....................          1,700          115,600
  Emulex Corp.* ................................          1,500          168,750
  Exodus Communications, Inc.* .................          1,600          142,100
  Hewlett-Packard Co. ..........................          1,000          113,938
  Intel Corp. ..................................          9,000          740,813
  Intl. Business Machines Corp. ................          1,600          172,800
  Intuit, Inc.* ................................          6,900          413,569
  JDA Software Group, Inc.* ....................          6,800          111,350
  Lattice Semiconductor Corp. ..................          2,000           94,250
  Legato Systems, Inc.* ........................          3,600          247,725
  Linear Technology Corp. ......................          8,900          636,906
  Manugistics Group, Inc.* .....................          3,000           96,938
  Maxim Integrated Products, Inc.* .............         13,800          651,188
  Mcleod USA, Inc.* ............................          2,400          141,300
  Microchip Technology, Inc.* ..................          2,800          191,625
  Microsoft Corp.* .............................          1,700          198,453
  Networks Associates, Inc.* ...................          4,700          125,431
  Novellus Systems, Inc.* ......................          1,200          147,038
  Parametric Technology Corp.* .................          9,800          265,213
  Protein Design Labs, Inc.* ...................            900           63,000
  Sawtek, Inc.* ................................          1,600          106,500
  Vignette Corporation* ........................            600           97,800
  Vitesse Semiconductor Corp.* .................          1,600           83,900
  Waters Corp.* ................................          1,800           95,400
  Xerox Corp. ..................................          2,500           56,719
  Xilinx, Inc.* ................................          9,800          445,594
                                                                     -----------
                                                                      11,888,308
                                                                     -----------
Utilities (2.0%)
  El Paso Energy Corp. .........................          2,700          104,794
  GTE Corp. ....................................          2,200          155,238
  Illinova Corp. ...............................          3,200          111,200
  ITC DeltaCom, Inc.* ..........................          4,500          124,313
  Kinder Morgan, Inc. ..........................          4,800           96,900
  MCI WorldCom, Inc.* ..........................          2,700          143,269
  MDU Resources Group ..........................          3,900           78,000
  Montana Pwr. Co. .............................          3,100          111,794
  NSTAR ........................................          2,205           89,303
  SBC Communications, Inc. .....................          2,300          112,125
  SIGCORP, Inc. ................................          3,100           70,525
  Western Wireless Corp. Cl A* .................          2,700          180,225
                                                                     -----------
                                                                       1,377,686
                                                                     -----------
Total Active Assets - Common Stocks
(Cost: $19,036,464) 39.6% ......................                     $28,659,317
                                                                     -----------
-------------
*Non-income producing security.


    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                            Face
                                       Rate    Maturity    Amount      Value
                                       ----    --------    ------      -----
ACTIVE ASSETS (Continued):
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
  Abbott Laboratories ................ 6.25%   01/13/00   $998,000 $   995,917
  Countrywide Credit Industries Inc. . 5.25    01/07/00    200,000     199,825
                                                                   -----------
                                                                     1,195,742
                                                                   -----------
TOTAL ACTIVE ASSETS SHORT-TERM DEBT SECURITIES
  (Cost: $1,195,742) 1.7% ......................................     1,195,742
                                                                   -----------
TOTAL ACTIVE ASSETS
  (Cost: $20,232,206) 41.3% ....................................    29,855,059
                                                                   -----------
TOTAL INVESTMENTS
  (Cost: $42,808,697) 100.0% ...................................   $72,345,739
                                                                   ===========

-------------
*Non-income producing security.


    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                            Shares        Value
                                                           -------      --------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. .......................................          778       $ 36,566
  Abbott Laboratories ..............................        3,474        126,150
  Adaptec, Inc. ....................................          236         11,770
  ADC Telecommunications, Inc. .....................          342         24,816
  Adobe Systems, Inc. ..............................          272         18,292
  Advanced Micro Devices, Inc. .....................          336          9,723
  AES Corp. ........................................          470         35,132
  Aetna, Inc. ......................................          342         19,088
  Aflac, Inc. ......................................          607         28,643
  Air Products & Chemicals, Inc. ...................          524         17,587
  Alberto-Culver Co. Cl A ..........................          125          3,227
  Albertson's, Inc. ................................          960         30,960
  Alcan Aluminum Ltd. ..............................          507         20,882
  ALCOA, Inc. ......................................          837         69,471
  Allegheny Technologies, Inc. .....................          213          4,779
  Allergan, Inc. ...................................          294         14,626
  Allied Waste Industries, Inc. ....................          430          3,789
  Allstate Corp. ...................................        1,823         43,752
  Alltel Corp. .....................................          697         57,633
  Alza Corp. .......................................          232          8,033
  Amerada Hess Corp. ...............................          201         11,407
  Ameren Corp. .....................................          305          9,989
  America Online, Inc. .............................        5,061        381,789
  American Electric Power,Inc ......................          442         14,199
  American Express Co. .............................        1,026        170,572
  American General Corp. ...........................          561         42,566
  American Greetings Corp. Cl A ....................          149          3,520
  American Home Products Corp. .....................        2,945        116,143
  American Int'l. Group, Inc. ......................        3,491        377,464
  Amgen, Inc. ......................................        2,329        139,886
  AMR Corp. ........................................          340         22,780
  Amsouth Bancorporation ...........................          899         17,362
  Anadarko Petroleum Corp. .........................          283          9,657
  Analog Devices, Inc. .............................          395         36,735
  Andrew Corp. .....................................          184          3,484
  Anheuser-Busch Cos., Inc. ........................        1,068         75,694
  Aon Corp. ........................................          585         23,400
  Apache Corp. .....................................          260          9,604
  Apple Computer, Inc. .............................          367         37,732
  Applied Materials, Inc. ..........................          857        108,571
  Archer-Daniels-Midland Co. .......................        1,372         16,721
  Armstrong World Inds., Inc. ......................           89          2,970
  Ashland, Inc. ....................................          166          5,468
  Associates First Capital Corp. Cl A ..............        1,663         45,629
  AT&T Corp. .......................................        7,206        365,704
  Atlantic Richfield Co. ...........................          736         63,664
  Autodesk, Inc. ...................................          132          4,455
  Automatic Data Processing, Inc ...................        1,413         76,125
  AutoZone, Inc. ...................................          334         10,792
  Avery Dennison Corp. .............................          252         18,364
  Avon Products, Inc. ..............................          546         18,018
  Baker Hughes, Inc. ...............................          751         15,818
  Ball Corp ........................................           69          2,717
  Bank of America Corp. ............................        3,850        193,222
  Bank of New York Co., Inc. .......................        1,679         67,160
  Bank One Corp. ...................................        2,586         82,914
  Bard (C.R.), Inc. ................................          114          6,042
  Barrick Gold Corp. ...............................          891         15,760
  Bausch & Lomb, Inc. ..............................          125          8,555
  Baxter International, Inc. .......................          665         41,770
  BB & T Corp. .....................................          730         19,984
  Bear Stearns Cos., Inc. ..........................          270         11,542
  Becton Dickinson & Co. ...........................          572         15,301
  Bed Bath & Beyond, Inc. ..........................          319         11,085
  Bell Atlantic Corp. ..............................        3,502        215,592
  BellSouth Corp. ..................................        4,245        198,719
  Bemis, Inc. ......................................          117          4,080
  Best Buy, Inc. ...................................          465         23,337
  Bestfoods ........................................          637         33,482
  Bethlehem Steel Corp. ............................          299          2,504
  Biomet, Inc. .....................................          250         10,000
  Black & Decker Corp. .............................          196         10,241
  Block (H. & R.), Inc. ............................          217          9,494
  BMC Software, Inc. ...............................          546         43,646
  Boeing Co. .......................................        2,107         87,572
  Boise Cascade Corp. ..............................          125          5,062
  Boston Scientific Corp. ..........................          944         20,650
  Briggs & Stratton Corp. ..........................           52          2,788
  Bristol-Myers Squibb Co. .........................        4,473        287,111
  Brown-Forman Corp. Cl B ..........................          152          8,702
  Brunswick Corp. ..................................          204          4,539
  Burlington Northern Santa Fe .....................        1,030         24,977
  Burlington Resources, Inc. .......................          497         16,432
  Cabletron Systems, Inc. ..........................          398         10,348
  Campbell Soup Co. ................................          991         38,339
  Capital One Financial Corp. ......................          451         21,733
  Cardinal Health, Inc. ............................          622         29,778
  Carnival Corp. ...................................        1,401         66,985
  Carolina Power & Light Co. .......................          355         10,805
  Caterpillar, Inc. ................................          812         38,215
  CBS Corp. ........................................        1,741        111,315
  Cendant Corp. ....................................        1,603         42,580
  Centex Corp. .....................................          132          3,259
  Central & South West Corp. .......................          486          9,720
  CenturyTel, Inc. .................................          319         15,113
  Ceridian Corp. ...................................          331          7,137
  Champion International Corp. .....................          213         13,193
  Charles Schwab Corp. .............................        1,868         71,684
  Chase Manhattan Corp. ............................        1,860        144,499
  Chevron Corp. ....................................        1,498        129,764
  Chubb Corp. ......................................          402         22,638
  CIGNA Corp. ......................................          425         34,239
  Cincinnati Financial Corp. .......................          377         11,758
  CINergy Corp. ....................................          363          8,757
  Circuit City Group, Inc. .........................          459         20,684
  Cisco Systems, Inc. ..............................        7,376        790,154
  Citigroup, Inc. ..................................        7,603        422,442
  Citrix Systems, Inc. .............................          201         24,723
  Clear Channel Communications, Inc. ...............          771         68,812
  Clorox Co. .......................................          539         27,152
  CMS Energy Corp. .................................          270          8,421
  Coastal Corp. ....................................          487         17,258
  Coca-Cola Co. ....................................        5,570        324,452
  Coca-Cola Enterprises, Inc. ......................          970         19,521
  Colgate-Palmolive Co. ............................        1,331         86,515
  Columbia Energy Group ............................          186         11,765
  Columbia/HCA Healthcare Corp. ....................        1,289         37,784
  Comcast Corp. Cl A ...............................        1,711         86,512
  Comerica, Inc. ...................................          357         16,667
  Compaq Computer Corp. ............................        3,834        103,758
  Computer Associates Intl., Inc ...................        1,228         85,883
  Computer Sciences Corp. ..........................          365         34,538
  Compuware Corp. ..................................          816         30,396
  Comverse Technology Inc. .........................          160         23,160
  Conagra, Inc. ....................................        1,115         25,157
  Conoco, Inc. Cl B ................................        1,432         35,621

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Shares        Value
                                                          -------     ----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Conseco, Inc. .....................................       747       $   13,353
  Consolidated Edison, Inc. .........................       505           17,422
  Consolidated Natural Gas Co. ......................       213           13,832
  Consolidated Stores Corp. .........................       244            3,965
  Constellation Energy Group, Inc. ..................       342            9,918
  Cooper Industries, Inc. ...........................       210            8,492
  Cooper Tire & Rubber Co. ..........................       169            2,630
  Coors (Adolph) Co. Cl B ...........................        81            4,252
  Corning, Inc. .....................................       559           72,076
  Costco Wholesale Corp. ............................       504           45,990
  Countrywide Credit Industries, Inc. ...............       251            6,338
  Crane Co. .........................................       153            3,041
  Crown Cork & Seal, Inc. ...........................       272            6,086
  CSX Corp. .........................................       497           15,593
  Cummins Engine Co., Inc. ..........................        93            4,493
  CVS Corp. .........................................       895           35,744
  Dana Corp. ........................................       369           11,047
  Danaher Corp. .....................................       316           15,247
  Darden Restaurants, Inc. ..........................       297            5,383
  Dayton-Hudson Corp. ...............................     1,010           74,172
  Deere & Co. .......................................       534           23,162
  Dell Computer Corp. ...............................     5,730          292,230
  Delphi Automotive Systems Corp ....................     1,290           20,317
  Delta Air Lines, Inc. .............................       315           15,691
  Deluxe Corp. ......................................       173            4,747
  Dillard's Inc. Cl A ...............................       238            4,805
  Disney (Walt) Co. .................................     4,651          136,042
  Dollar General Corp. ..............................       600           13,650
  Dominion Resources, Inc. ..........................       438           17,191
  Donnelley (R.R.) & Sons Co. .......................       290            7,196
  Dover Corp. .......................................       476           21,598
  Dow Chemical Co. ..................................       503           67,213
  Dow Jones & Co., Inc. .............................       201           13,668
  DTE Energy Co. ....................................       323           10,134
  Du Pont (E.I.) de Nemours & Co ....................     2,356          155,234
  Duke Energy Corp. .................................       833           41,754
  Dun & Bradstreet Corp. ............................       368           10,856
  Eastern Enterprises ...............................        59            3,389
  Eastman Chemical Co. ..............................       176            8,393
  Eastman Kodak Co. .................................       723           47,899
  Eaton Corp. .......................................       159           11,547
  Ecolab, Inc. ......................................       288           11,268
  Edison International ..............................       793           20,767
  El Paso Energy Corp. ..............................       520           20,182
  Electronic Data Systems Corp. .....................     1,062           71,088
  EMC Corp. .........................................     2,314          252,804
  Emerson Electric Co. ..............................       992           56,916
  Engelhard Corp. ...................................       288            5,436
  Enron Corp. .......................................     1,630           72,331
  Entergy Corp. .....................................       564           14,523
  Equifax, Inc. .....................................       320            7,540
  Exxon Mobil Corp. .................................     7,788          627,421
  Fannie Mae ........................................     2,311          144,293
  FDX Corp. .........................................       679           27,797
  Federated Department Stores, Inc. .................       467           23,613
  FHLMC .............................................     1,588           74,735
  Fifth Third Bancorp ...............................       689           50,555
  First Data Corp. ..................................       945           46,600
  First Union Corp. .................................     2,227           73,073
  Firstar Corp. .....................................     2,210           46,686
  FirstEnergy Corp. .................................       528           11,979
  FleetBoston Financial Corp. .......................     2,065           71,888
  Fleetwood Enterprises, Inc. .......................        78            1,609
  Florida Progress Corp. ............................       216            9,139
  Fluor Corp. .......................................       168            7,707
  FMC Corp. .........................................        70            4,012
  Ford Motor Co. ....................................     2,724          145,564
  Fort James Corp. ..................................       505           13,824
  Fortune Brands, Inc. ..............................       380           12,564
  Foster Wheeler Corp. ..............................        91              808
  FPL Group, Inc. ...................................       403           17,253
  Franklin Resources, Inc. ..........................       576           18,468
  Freeport-McMoran Copper &
     Gold, Inc.Cl B .................................       373            7,880
  Gannett Co., Inc. .................................       639           52,118
  Gap, Inc. .........................................     1,958           90,068
  Gateway, Inc. .....................................       715           51,525
  General Dynamics Corp. ............................       455           24,001
  General Electric Co. ..............................     7,399        1,144,995
  General Instrument Corp. ..........................       396           33,660
  General Mills, Inc. ...............................       698           24,953
  General Motors Corp. ..............................     1,471          106,923
  Genuine Parts Co. .................................       400            9,925
  Georgia-Pacific Group .............................       392           19,894
  Gillette Co. ......................................     2,419           99,633
  Global Crossing Ltd. ..............................     1,711           85,550
  Golden West Financial Corp. .......................       381           12,763
  Goodrich (B.F.) Co. ...............................       244            6,710
  Goodyear Tire & Rubber Co. ........................       357           10,063
  GPU, Inc. .........................................       279            8,353
  Grainger (W.W.), Inc. .............................       207            9,897
  Great Atlantic & Pac. Tea, Inc. ...................        85            2,369
  Great Lakes Chemical Corp. ........................       132            5,041
  GTE Corp. .........................................     2,192          154,673
  Guidant Corp. .....................................       690           32,430
  Halliburton Holdings Co. ..........................     1,008           40,572
  Harcourt General, Inc. ............................       158            6,359
  Harrah's Entertainment, Inc. ......................       293            7,746
  Hartford Financial Svs Gp, Inc ....................       516           24,445
  Hasbro, Inc. ......................................       437            8,330
  HealthSouth Corp. .................................       871            4,682
  Heinz (H.J.) Co. ..................................       818           32,567
  Helmerich & Payne, Inc. ...........................       110            2,399
  Hercules, Inc. ....................................       235            6,551
  Hershey Food Corp. ................................       310           14,725
  Hewlett-Packard Co. ...............................     2,313          263,537
  Hilton Hotels Corp. ...............................       842            8,104
  Home Depot, Inc. ..................................     5,192          355,942
  Homestake Mining Co. ..............................       594            4,641
  Honeywell International, Inc. .....................     1,802          103,953
  Household International, Inc. .....................     1,060           39,485
  Humana, Inc. ......................................       383            3,136
  Huntington Bancshares, Inc. .......................       526           12,558
  Ikon Office Solutions, Inc. .......................       341            2,323
  Illinois Tool Works, Inc. .........................       685           46,280
  IMS Health, Inc. ..................................       714           19,412
  Inco Ltd. .........................................       438           10,293
  Ingersoll Rand Co. ................................       377           20,759
  Intel Corp. .......................................     7,554          621,789
  International Business Machines Corp. ............      4,065          439,020
  International Paper Co. ...........................       944           53,277
  Interpublic Group of Cos., Inc. ...................       644           37,151
  Intl. Flavors & Fragrances ........................       236            8,909
  ITT Industries, Inc. ..............................       195            6,520
  Jefferson-Pilot Corp. .............................       236           16,107
  Johnson & Johnson .................................     3,136          292,040
  Johnson Controls, Inc. ............................       189           10,749
  Jostens, Inc. .....................................        76            1,848
  Kansas City Southern Inds., Inc. ..................       244           18,209

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares         Value
                                                         -------      ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Kaufman & Broad Home Corp. .......................        107       $    2,588
  Kellogg Co. ......................................        925           28,502
  Kerr-McGee Corp. .................................        192           11,904
  KeyCorp ..........................................      1,025           22,678
  Kimberly Clark Corp. .............................      1,217           79,409
  KLA-Tencor Corp. .................................        195           21,718
  Kmart Corp. ......................................      1,127           11,340
  Knight-Ridder, Inc. ..............................        185           11,008
  Kohl's Corp. .....................................        372           26,854
  Kroger Co. .......................................      1,894           35,749
  Legget & Platt, Inc. .............................        449            9,625
  Lehman Brothers Holdings, Inc. ...................        274           23,204
  Lexmark Intl Group Inc. Cl A .....................        286           25,883
  Lilly (Eli) & Co. ................................      2,459          163,524
  Limited, Inc. ....................................        489           21,180
  Lincoln National Corp. ...........................        450           18,000
  Liz Claiborne, Inc. ..............................        140            5,268
  Lockheed Martin Corp. ............................        902           19,731
  Loews Corp. ......................................        242           14,686
  Longs Drug Stores Corp. ..........................         87            2,246
  Louisiana-Pacific Corp. ..........................        242            3,449
  Lowe's Companies, Inc. ...........................        871           52,042
  LSI Logic Corp. ..................................        337           22,748
  Lucent Technologies, Inc. ........................      7,065          528,550
  Mallinckrodt, Inc. ...............................        159            5,058
  Manor Care, Inc. .................................        247            3,952
  Marriott International, Inc. Cl A ................        568           17,928
  Marsh & McLennan Cos., Inc. ......................        603           57,700
  Masco Corp. ......................................      1,012           25,680
  Mattel, Inc. .....................................        960           12,600
  May Department Stores Co. ........................        763           24,607
  Maytag Corp. .....................................        196            9,408
  MBIA, Inc. .......................................        221           11,672
  MBNA Corp. .......................................      1,831           49,895
  McDermott International, Inc. ....................        132            1,196
  McDonald's Corp. .................................      3,053          123,074
  McGraw-Hill Cos., Inc. ...........................        449           27,670
  MCI WorldCom, Inc. ...............................      6,417          340,502
  McKesson HBOC, Inc. ..............................        642           14,485
  Mead Corp. .......................................        227            9,860
  MediaOne Group, Inc. .............................      1,385          106,385
  Medtronic, Inc. ..................................      2,680           97,653
  Mellon Financial Corp. ...........................      1,174           39,989
  Merck & Co., Inc. ................................      5,271          353,486
  Meredith Corp. ...................................        116            4,836
  Merrill Lynch & Co., Inc. ........................        844           70,474
  MGIC Investment Corp. ............................        244           14,686
  Micron Technology, Inc. ..........................        609           47,350
  Microsoft Corp. ..................................     11,655        1,360,721
  Milacron, Inc. ...................................         82            1,261
  Millipore Corp. ..................................         98            3,785
  Minnesota Mining & Mfg. Co. ......................        920           90,045
  Mirage Resorts, Inc. .............................        454            6,952
  Molex Inc. .......................................        354           20,067
  Monsanto Co. .....................................      1,447           51,549
  Morgan (J.P.) & Co., Inc. ........................        394           49,890
  Morgan Stanley Dean Witter & Co. .................      1,256          179,294
  Motorola, Inc. ...................................      1,387          204,236
  Nabisco Group Holdings Corp. .....................        745            7,916
  NACCO Industries, Inc. Cl A ......................         18            1,000
  National City Corp. ..............................      1,412           33,447
  National Semiconductor Corp. .....................        384           16,440
  National Service Industries ......................         92            2,714
  Navistar International Corp. .....................        147            6,964
  Network Appliance, Inc. ..........................        320           26,580
  New Century Energies, Inc. .......................        254            7,715
  New York Times Co. Cl A ..........................        391           19,208
  Newell Rubbermaid, Inc. ..........................        644           18,676
  Newmont Mining Corp. .............................        383            9,384
  Nextel Communications, Inc. Cl A .................        826           85,181
  Niagara Mohawk Holdings, Inc. ....................        428            5,965
  Nicor, Inc. ......................................        106            3,445
  Nike, Inc. Cl B ..................................        642           31,819
  Nordstrom, Inc. ..................................        316            8,275
  Norfolk Southern Corp. ...........................        869           17,815
  Nortel Networks Corp .............................      3,031          306,131
  Northern States Power Co. ........................        352            6,864
  Northern Trust Corp. .............................        494           26,182
  Northrop Grumman Corp. ...........................        153            8,272
  Novell, Inc. .....................................        765           30,552
  Nucor Corp. ......................................        195           10,688
  Occidental Petroleum Corp. .......................        829           17,927
  Office Depot, Inc. ...............................        742            8,116
  Old Kent Financial Corp. .........................        271            9,587
  Omnicom Group, Inc. ..............................        397           39,700
  Oneok, Inc. ......................................         70            1,759
  Oracle Corp. .....................................      3,211          359,833
  Owens Corning ....................................        121            2,337
  Owens-Illinois, Inc. .............................        356            8,922
  Paccar, Inc. .....................................        174            7,710
  Pactiv Corp. .....................................        389            4,133
  Paine Webber Group, Inc. .........................        324           12,575
  Pall Corp. .......................................        277            5,973
  Parametric Technology Corp. ......................        615           16,643
  Parker Hannifin Corp. ............................        241           12,366
  Paychex, Inc. ....................................        562           22,480
  PE Corp-PE Biosystems Group ......................        233           28,033
  Peco Energy Co. ..................................        426           14,804
  Penney (J.C.) Co., Inc. ..........................        602           12,002
  Peoples Energy Corp. .............................         79            2,647
  Peoplesoft, Inc. .................................        555           11,828
  Pep Boys-Manny, Moe & Jack .......................        117            1,068
  PepsiCo, Inc. ....................................      3,283          115,726
  Perkin Elmer, Inc. ...............................        100            4,169
  Pfizer, Inc. .....................................      8,730          283,179
  PG & E Corp. .....................................        877           17,979
  Pharmacia & Upjohn, Inc. .........................      1,157           52,065
  Phelps Dodge Corp. ...............................        202           13,577
  Phillip Morris Cos., Inc. ........................      5,336          123,729
  Phillips Petroleum Co. ...........................        578           27,166
  Pinnacle West Capital Corp. ......................        194            5,929
  Pitney Bowes, Inc. ...............................        611           29,519
  Placer Dome, Inc. ................................        743            7,987
  PNC Bank Corp. ...................................        663           29,504
  Polaroid Corp. ...................................         98            1,844
  Potlatch Corp. ...................................         64            2,856
  PP&L Resources, Inc. .............................        324            7,412
  PPG Industries, Inc. .............................        396           24,775
  Praxair, Inc. ....................................        364           18,314
  Price (T. Rowe) & Associates, Inc. ...............        277           10,232
  Proctor & Gamble Co. .............................      2,964          324,743
  Progressive Corp. of Ohio ........................        161           11,773
  Providian Financial Corp. ........................        315           28,685
  Public Svc. Enterprise Group, Inc. ...............        501           17,441
  Pulte Corp. ......................................         96            2,160
  Quaker Oats Co. ..................................        303           19,884
  Qualcomm, Inc. ...................................      1,468          258,735
  Quintiles Transnational Corp. ....................        262            4,896

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares          Value
                                                         -------       ---------
INDEXED ASSETS (Continued):
Common Stocks (Continued)
  Ralston Purina Group .............................        739      $    20,600
  Raytheon Co. Cl B ................................         771          20,480
  Reebok International Ltd. ........................         126           1,032
  Regions Financial Corp. ..........................         511          12,839
  Reliant Energy, Inc. .............................         676          15,464
  Republic New York Corp. ..........................         233          16,776
  Reynolds Metals Co. ..............................         143          10,957
  Rite-Aid Corp. ...................................         591           6,612
  Rockwell Intl., Corp. ............................         437          20,921
  Rohm & Haas Co. ..................................         497          20,222
  Rowan Cos., Inc. .................................         184           3,991
  Royal Dutch Petroleum Co. N.Y ....................       4,836         292,276
  Russell Corp. ....................................          76           1,273
  Ryder System, Inc. ...............................         147           3,592
  Safeco Corp. .....................................         292           7,264
  Safeway, Inc. ....................................       1,165          41,430
  Sara Lee Corp. ...................................       2,063          45,515
  SBC Communications, Inc. .........................       7,693         375,034
  Schering-Plough Corp. ............................       3,313         139,767
  Schlumberger, Ltd. ...............................       1,251          70,369
  Scientific-Atlanta, Inc. .........................         168           9,345
  Scottish Power plc -- ADR ........................           *              27
  Seagate Technology ...............................         476          22,164
  Seagram Ltd. .....................................         988          44,398
  Sealed Air Corp. New .............................         186           9,637
  Sears Roebuck & Co. ..............................         869          26,450
  Sempra Energy ....................................         549           9,539
  Service Corp. International ......................         621           4,308
  Shared Medical Systems Corp. .....................          59           3,005
  Sherwin-Williams Co. .............................         387           8,127
  Sigma-Aldrich Corp. ..............................         224           6,734
  Silicon Graphics, Inc. ...........................         431           4,229
  SLM Holding Corp. ................................         361          15,252
  Snap-On, Inc. ....................................         145           3,852
  Solectron Corp. ..................................         669          63,639
  Southern Co. .....................................       1,518          35,673
  Southtrust Corp. .................................         382          14,444
  Southwest Airlines Co. ...........................       1,151          18,632
  Springs Industries, Inc. .........................          40           1,598
  Sprint Corp. (FON Group) .........................       1,981         133,346
  Sprint Corp. (PCS Group) .........................         972          99,630
  St. Jude Medical, Inc. ...........................         187           5,739
  St. Paul Companies, Inc. .........................         518          17,450
  Stanley Works ....................................         198           5,965
  Staples, Inc. ....................................       1,061          22,016
  State Street Corp. ...............................         368          26,887
  Summit Bancorp ...................................         404          12,373
  Sun Microsystems, Inc. ...........................       3,534         273,664
  Sunoco, Inc. .....................................         201           4,724
  Suntrust Banks, Inc. .............................         735          50,577
  Supervalu, Inc. ..................................         309           6,180
  Synovus Financial Corp. ..........................         620          12,323
  Sysco Corp. ......................................         756          29,909
  Tandy Corp. ......................................         441          21,692
  Tektronix, Inc. ..................................         104           4,043
  Tellabs, Inc. ....................................         894          57,384
  Temple-Inland, Inc. ..............................         124           8,176
  Tenet Healthcare Corp. ...........................         709          16,662
  Teradyne, Inc. ...................................         391          25,806
  Texaco, Inc. .....................................       1,262          68,542
  Texas Instruments, Inc. ..........................       1,794         173,794
  Texas Utilities Co. ..............................         631          22,440
  Textron, Inc. ....................................         334          25,614
  Thermo Electron Corp. ............................         354           5,310
  Thomas & Betts Corp. .............................         126           4,016
  Time Warner, Inc. ................................       2,901         210,141
  Times Mirror Co. .................................         136           9,112
  Timken Co. .......................................         138           2,820
  TJX Companies ....................................         725          14,817
  Torchmark Corp. ..................................         296           8,603
  Tosco Corp. ......................................         348           9,461
  Toys R Us, Inc. ..................................         559           8,001
  Transocean Sedco Forex, Inc. .....................         242           8,159
  Tribune Co. ......................................         541          29,789
  Tricon Global Restaurants Inc. ...................         351          13,557
  TRW, Inc. ........................................         277          14,387
  Tupperware Corp. .................................         128           2,168
  Tyco International Ltd. ..........................       3,821         148,541
  U.S. Bancorp .....................................       1,641          39,076
  U.S. West, Inc. ..................................       1,152          82,944
  Unicom Corp. .....................................         496          16,616
  Unilever N.V .....................................       1,305          71,041
  Union Carbide Corp. ..............................         296          19,758
  Union Pacific Corp. ..............................         566          24,692
  Union Pacific Resources Group, Inc. ..............         575           7,331
  Union Planters Corp. .............................         326          12,857
  Unisys Corp. .....................................         699          22,324
  United Healthcare Corp. ..........................         396          21,038
  United Technologies Corp. ........................       1,100          71,500
  Unocal Corp. .....................................         554          18,594
  UNUMProvident Corp. ..............................         545          17,474
  US Airways Group Inc. ............................         164           5,258
  UST, Inc. ........................................         390           9,823
  USX-Marathon Group ...............................         705          17,405
  USX-U.S. Steel Group .............................         197           6,501
  V F Corp. ........................................         267           8,010
  Viacom, Inc. Cl B ................................       1,591          96,156
  Vulcan Materials Co. .............................         224           8,946
  W.R. Grace & Co. .................................         163           2,262
  Wachovia Corp. ...................................         462          31,416
  Wal-Mart Stores, Inc. ............................      10,036         693,739
  Walgreen Co. .....................................       2,292          67,041
  Warner-Lambert Co. ...............................       1,952         159,942
  Washington Mutual, Inc. ..........................       1,322          34,372
  Waste Management, Inc. ...........................       1,414          24,303
  Watson Pharmaceuticals, Inc. .....................         212           7,592
  Wellpoint Health Networks Inc. Cl A ..............         150           9,891
  Wells Fargo & Company ............................       3,704         149,781
  Wendy's International, Inc. ......................         277           5,713
  Westvaco Corp. ...................................         223           7,275
  Weyerhaeuser Co. .................................         538          38,635
  Whirlpool Corp. ..................................         169          10,996
  Willamette Industries, Inc. ......................         247          11,470
  Williams Cos., Inc. ..............................         992          30,318
  Winn-Dixie Stores, Inc. ..........................         331           7,923
  Worthington Industries, Inc. .....................         206           3,412
  Wrigley (Wm.) Jr. Co. ............................         258          21,398
  Xerox Corp. ......................................       1,514          34,349
  Xilinx, Inc. .....................................         722          32,828
  Yahoo!, Inc. .....................................         594         257,016
                                                                     -----------
Total Indexed Assets--Common Stocks
(Cost: $25,839,134) 94.6% ..........................                 $27,861,578
                                                                     -----------

-------------
* Fractional share attributable to Corporate Action

    The accompanying notes are an integral part of these financial statments.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Face
                                     Rate    Maturity     Amount        Value
                                     ----    --------     ------        -----
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
  U.S. Treasury Bill (a) .........   5.13%   01/20/00    $100,000    $    99,728
                                                                     -----------
AGENCIES (1.5%)
  Federal Home Loan Bank. ........   4.75    01/12/00     439,000        438,363
                                                                     -----------
COMMERCIAL PAPER (3.6%)
  Novartis Finance Corp. .........   5.15    01/24/00     550,000        548,190
  Snap-On, Inc. ..................   4.00    01/03/00     500,000        499,889
                                                                     -----------
                                                                       1,048,079
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $1,586,170) 5.4% ......................................      1,586,170
                                                                     -----------
TOTAL INVESTMENTS
   (Cost: $27,425,304) 100.0% ...................................    $29,447,748
                                                                     ===========

-------------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                     Expiration    Underlying Face  Unrealized
                                        Date       Amount at Value     Gain
                                     ----------    ---------------  ----------
Purchased
  4 S&P 500 Stock Index Futures
  Contracts ......................   March 2000      $1,484,200       $48,763
                                                     ==========       =======

The face value of futures purchased and outstanding as percentage of total investment in securities: 5.0%.
-------------
(a) The security has been segregated to cover initial requirements on open futures contracts.

    The accompanying notes are an integral part of these financial statments.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999


                                                                    Face
                                       Rate       Maturity         Amount            Value
                                       ----       --------         ------            -----
LONG-TERM DEBT SECURITIES:
U.S. GOVERMENT (18.8%)
  U.S. Treasury Bond ................  7.13%      02/15/23       $1,500,000     $  1,561,635
  U.S. Treasury Note ................  6.63       04/30/02          500,000          503,830
  U.S. Treasury Note ................  6.50       05/15/05        3,250,000        3,251,007
                                                                                ------------
                                                                                   5,316,472
                                                                                ------------
AGENCIES/OTHER (11.4%)
  FHLMC .............................  8.00       07/15/06          187,312          190,180
  FHLMC .............................  6.50       10/15/06          178,675          177,781
  FHLMC .............................  7.63       09/09/09          500,000          493,830
  FNMA ..............................  7.00       11/25/05          422,106          421,051
  FNMA ..............................  7.00       10/25/07        1,000,000          993,430
  Republic of Iceland ...............  6.13       02/01/04        1,000,000          955,160
                                                                                ------------
                                                                                   3,231,432
                                                                                ------------
BASIC MATERIALS (5.5%)
  Georgia-Pacific (Timber Group) ....  8.63       04/30/25          250,000          245,353
  Millennium America Inc. ...........  7.63       11/15/26        1,000,000          831,680
  Praxair, Inc. .....................  6.90       11/01/06          500,000          472,410
                                                                                ------------
                                                                                   1,549,443
                                                                                ------------
CONSUMER, CYCLICAL (9.3%)
  Fruit of the Loom, Inc. ...........  7.00       03/15/11          250,000           56,250
  Fruit of the Loom, Inc. ...........  7.38       11/15/23          250,000           86,250
  Oakwood Homes Corp. ...............  8.13       03/01/09        1,000,000          920,869
  Polaroid Corp. ....................  7.25       01/15/07          250,000          213,115
  Pulte Corp. .......................  7.63       10/15/17          500,000          426,050
  Tommy Hilfiger USA, Inc. ..........  6.50       06/01/03          500,000          474,155
  Venator Group, Inc. ...............  7.00       10/15/02          500,000          455,000
                                                                                ------------
                                                                                   2,631,689
                                                                                ------------
CONSUMER, NON-CYCLICAL (10.3%)
  Bausch & Lomb, Inc. ...............  6.75       12/15/04          500,000          478,905
  Bausch & Lomb, Inc. ...............  6.38       08/01/03          500,000          484,495
  Kellwood, Co. .....................  7.88       07/15/09        1,000,000          911,820
  Supervalu, Inc. ...................  8.88       11/15/22        1,000,000        1,051,210
                                                                                ------------
                                                                                   2,926,430
                                                                                ------------
ENERGY (5.2%)
  Columbia Gas Systems, Inc. ........  6.61       11/28/02        1,000,000          975,020
  Arco Chemical Co. ................. 10.25       11/01/10          500,000          493,715
                                                                                ------------
                                                                                   1,468,735
                                                                                ------------
FINANCIAL (17.5%)
  Bear Stearns Cos., Inc. ...........  6.63       10/01/04        1,000,000          959,120
  Chase Manhattan Corp. .............  6.88       12/12/12        1,000,000          963,410
  Executive Risk, Inc. ..............  7.13       12/15/07          500,000          480,485
  First American Financial ..........  7.55       04/01/28          500,000          428,660
  Fremont Gen Corp. .................  7.70       03/17/04          500,000          432,810
  Harleysville Group Inc. ...........  6.75       11/15/03          250,000          241,190
  Lehman Brothers Holdings, Inc. ....  0.00       07/28/28        1,000,000           88,210
  Morgan (J.P.) & Co., Inc. .........  0.00       04/15/27        2,500,000          241,125
  Nationwide Health Properties, Inc.   7.90       11/20/06          500,000          432,510

    The accompanying notes are an integral part of these financial statments.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                    Face
                                       Rate       Maturity          Amount          Value
                                       ----       --------        ---------      -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
  Rank Group Financial, Inc. ........  6.75%      11/30/04        $ 500,000      $   462,945
  Triad Guaranty, Inc. ..............  7.90       01/15/28          250,000          229,350
                                                                                 -----------
                                                                                   4,959,815
                                                                                 -----------
INDUSTRIAL (12.2%)
  Clark Equipment Co. ...............  8.35       05/15/23          500,000          515,500
  Geon Co. ..........................  7.50       12/15/15          250,000          227,765
  Owens Corning .....................  7.00       03/15/09        1,000,000          879,970
  Thermo Electron Corp. .............  4.25       01/01/03        1,000,000          843,750
  Williams Cos., Inc. ...............  6.50       11/15/02        1,000,000          976,000
                                                                                 -----------
                                                                                   3,442,985
                                                                                 -----------
UTILITIES (1.7%)
  UtiliCorp United, Inc .............  8.00       03/01/23          500,000          488,815
                                                                                 -----------
TOTAL LONG-TERM DEBT SECURITIES (Cost: $27,594,423) 91.9% .................       26,015,816
                                                                                 -----------
SHORT-TERM DEBT SECURITIES:
AGENCIES (1.6%)
  Federal Home Loan Bank ............  4.75       01/12/00          447,000          446,351
                                                                                 -----------
COMMERCIAL PAPER (6.5%)
  Abbott Laboratories ...............  6.25       01/13/00          696,000          694,547
  General Electric Capital Corp. ....  6.33       01/18/00          400,000          398,801
  UBS Finance (Delw.) Inc. ..........  4.00       01/03/00          753,000          752,833
                                                                                 -----------
                                                                                   1,846,181
                                                                                 -----------
TOTAL SHORT-TERM DEBT SECURITIES (Cost $2,292,532) 8.1% ...................        2,292,532
                                                                                 -----------
TOTAL INVESTMENTS 100.0% (Cost: $29,886,955) ..............................      $28,308,348
                                                                                 ===========

-------------
Abbreviations:  FHLMC = Federal Home Loan Mortgage Corporation
                FNMA = Federal National Mortgage Association

    The accompanying notes are an integral part of these financial statments.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                   Discount                    Face
                                     Rating*         Rate     Maturity        Amount        Value
                                     -------       --------   --------        ------     -----------
SHORT-TERM DEBT SECURITIES:
AGENCIES (10.0%)
 Federal Home Loan Mtge. Corp. .....                5.44%    01/14/00       $2,030,000   $ 2,025,981
 Federal National Mortgage
   Association .....................                5.51%    01/18/00        1,000,000       997,375
                                                                                          ----------
                                                                                           3,023,356
                                                                                          ----------
COMMERCIAL PAPER (90.0%)
  Albertson's, Inc. ................  A1/P1         5.89      1/14/00          984,000       981,892
  Allied Signal, Inc. ..............  A1/P1         5.90      1/27/00          720,000       716,916
  American Express Credit Corp. ....  A1/P1         5.80      1/19/00          720,000       717,894
  Associates Corp. .................  A1+/P1        5.92      2/04/00          921,000       915,829
  AT&T Corp. .......................  A1+/P1        6.01      1/25/00        1,000,000       995,981
  Baltimore Gas & Electric Co. .....  A1/P1         5.88      1/14/00        1,000,000       997,868
  Bear Stearns Cos., Inc. (The) ....  A1/P1         5.94      1/10/00        1,000,000       998,493
  Becton Dickinson & Co. ...........  A1/P1         5.30      1/24/00        1,200,000     1,195,934
  BellSouth Telecommunications .....  A1+/P1        5.05      2/02/00        1,000,000       995,510
  Bemis, Inc. ......................  A1/P1         6.00      1/18/00          660,000       658,108
  British Telecommunications PLC ...  A1+/P1        5.85      1/18/00          632,000       630,241
  Carolina Power & Light Corp. .....  A1/P1         6.18      1/18/00          212,000       211,379
  Carolina Power & Light Corp. .....  A1/P1         6.15      1/28/00          494,000       491,712
  Central Illinois Lighting Co. ....  A1+/P         6.40      1/25/00          600,000       597,422
  CIT Group Holdings ...............  A1/P1         5.98      1/04/00          975,000       974,509
  Daimler Chrysler NA Holdings Corp.  A1/P1         6.10      1/18/00        1,000,000       997,110
  Ford Motor Credit Corp. ..........  A1/P1         6.26      1/10/00        1,000,000       998,430
  General Electric Capital Corp. ...  A1+/P1        5.90      1/27/00          570,000       567,560
  General Electric Capital Corp. ...  A1+/P1        5.98      2/08/00          400,000       397,465
  Great Lakes Chemical Corp. .......  A1/P1         5.90      1/28/00        1,000,000       995,557
  IBM Credit Corp. .................  A1/P1         5.90      1/21/00          500,000       498,353
  Koch Industries, Inc. ............  A1+/P1        5.85      1/10/00          630,000       629,072
  Minnesota Mining & Mfg. Co. ......  A1+/P1        6.05      1/28/00          640,000       637,088
  Motorola Credit Corp. ............  A1+/P1        6.50      1/27/00          250,000       248,824
  Motorola Credit Corp. ............  A1+/P1        5.60      3/31/00          320,000       315,470
  Nicor, Inc. ......................  A1/P1         6.00      1/18/00          800,000       797,725
  Northern Illinois Gas Co. ........  A1+/P1        5.88      1/21/00        1,035,000     1,031,605
  Panasonic Finance, Inc. ..........  A1+/P1        5.87      2/03/00        1,000,000       994,596
  Pfizer, Inc. .....................  A1/P1         6.52      1/19/00        1,000,000       996,735
  Pitney Bowes Inc. ................  A1+/P1        5.20      1/28/00        1,060,000     1,055,864
  Sony Capital Corp. ...............  A1/P1         6.30      1/26/00        1,105,000     1,100,153
  South Carolina Electric & Gas ....  A1/P1         6.60      1/31/00          533,000       530,063
  Toyota Credit de Puerto Rico Corp.  A1/P1         6.02      2/03/00          795,000       790,595
  Toyota Motor Credit Corp. ........  A1+/P1        6.04      1/13/00          428,000       427,135
  UBS Finance (Delw.) Inc. .........  A1+/P1        4.00      1/03/00        1,000,000       999,778
                                                                                          ----------
                                                                                          27,088,866
                                                                                          ----------
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $30,112,272)  100.0% .........................   $30,112,222
                                                                                         ===========

------------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services. Inc.

    The accompanying notes are an integral part of these financial statments.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

                                    All America    Equity Index      Bond      Money Market
                                        Fund           Fund          Fund          Fund
                                    -----------    ------------   -----------  ------------
ASSETS:
Investments at market value (Notes 1 and 3)
 (Cost:
 All America Fund -- $42,808,697
 Equity Index -- $27,425,304
 Bond Fund -- $29,886,955
 Money Market -- $30,112,272) ......  $72,345,739   $29,447,748   $28,308,348   $30,112,222
Cash ...............................      168,374         4,834         1,780         4,673
Interest and dividends receivable ..       56,754        25,190       420,086            --
Receivable for securities sold .....       93,344         2,009            --            --
Shareholder subscriptions receivable           --            --            --        64,494
                                      -----------   -----------   -----------   -----------
TOTAL ASSETS .......................   72,664,211    29,479,781    28,730,214    30,181,389
                                      -----------   -----------   -----------   -----------
Payable  for securities purchased ..      197,065            --            --            --
Dividend payable to shareholders ...       98,966           859         8,295         9,187
Accrued expenses ...................        2,179           385           635           476
                                      -----------   -----------   -----------   -----------
TOTAL LIABILITIES ..................      298,210         1,244         8,930         9,663
                                      -----------   -----------   -----------   -----------
NET ASSETS .........................  $72,366,001   $29,478,537   $28,721,284   $30,171,726
                                      ===========   ===========   ===========   ===========
SHARES OUTSTANDING (Note 4) ........    4,394,190     2,730,385     3,040,459     2,903,859
                                      ===========   ===========   ===========   ===========
NET ASSET VALUE PER SHARE ..........       $16.47        $10.80         $9.45        $10.39
                                           ======        ======         =====        ======

    The accompanying notes are an integral part of these financial statments.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

                                                      All America    Equity Index     Bond    Money Market
                                                         Fund          Fund(a)        Fund        Fund
                                                      -----------    ------------ ----------- ------------
INVESTMENT INCOME (Note 1)
   Dividends ......................................  $    689,846   $   220,075   $        --   $      --
   Interest .......................................       166,929        46,990     1,870,132     871,621
                                                     ------------   -----------   -----------   ---------
Total Investment Income ...........................       856,775       267,065     1,870,132     871,621
                                                     ------------   -----------   -----------   ---------
Expenses (Note 2):
   Investment management fees .....................       318,029        21,648       121,448      33,028
   Directors' (independent) fees and expenses .....        26,380        15,754        26,380      26,380
   Custodian expenses .............................        64,603         4,208         7,116      12,449
   Accounting expenses ............................        30,000        12,000        30,000      30,000
   Transfer agent fees ............................        32,286        12,779        27,663      33,902
   Registration fees and expenses .................        33,698        35,073        22,157      22,436
   Audit ..........................................        10,775         5,000         6,350       4,875
   Printing .......................................        23,243         2,427         9,815       5,855
   Other ..........................................         2,345           851         1,181         814
                                                     ------------   -----------   -----------   ---------
Total Expenses before expense reimbursement .......       541,359       109,740       252,110     169,739
Expense reimbursement .............................        (6,145)      (53,455)      (63,191)   (103,684)
                                                     ------------   -----------   -----------   ---------
Net Expenses ......................................       535,214        56,285       188,919      66,055
                                                     ------------   -----------   -----------   ---------
NET INVESTMENT INCOME .............................       321,561       210,780     1,681,213     805,566
                                                     ------------   -----------   -----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):
Net realized gain (loss) from security transactions     9,735,794       194,402       (77,457)        (43)
Net unrealized appreciation (depreciation)
   of investments .................................     4,620,245     2,022,444    (2,560,834)        (50)
                                                     ------------   -----------   -----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .................................    14,356,039     2,216,846    (2,638,291)        (93)
                                                     ------------   -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................  $ 14,677,600   $ 2,427,626   $  (957,078)  $ 805,473
                                                     ============   ===========   ===========   =========

-------------
(a) Commenced operations May 3, 1999.


   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                        All America Fund      Equity Index Fund        Bond Fund              Money Market Fund
                                   -------------------------- ----------------- -----------------------  --------------------------
                                       1999           1998         1999(a)        1999         1998         1999           1998
                                       ----           ----         -------        ----         ----         ----           ----
FROM OPERATIONS:
  Net investment income .......... $    321,561  $    344,112  $    210,780  $  1,681,213  $  1,385,514  $    805,566   $   209,895
  Net realized gain (loss) on
    investments ..................    9,735,794     1,118,467       194,402       (77,457)      152,581           (43)         (145)
  Net unrealized appreciation
    (depreciation) of investments     4,620,245    10,652,968     2,022,444    (2,560,834)      346,222           (50)           --
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .....................   14,677,600    12,115,547     2,427,626      (957,078)    1,884,317       805,473       209,750
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
Dividend Distributions (Note 5):
     From net investment income ..     (313,199)     (355,096)     (206,332)   (1,688,057)   (1,398,540)     (800,206)     (209,896)
     From capital gains ..........   (9,376,382)     (608,849)      (54,088)      (16,659)     (535,067)           --            --
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
Total Distributions ..............   (9,689,581)     (963,945)     (260,420)   (1,704,716)   (1,933,607)     (800,206)     (209,896)
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
    Net Proceeds from sale
      of shares ..................    5,281,443     2,124,083    27,076,821     5,911,602     1,216,884    29,396,830     5,332,372
    Dividend reinvestments .......    9,579,059       956,071       259,510     1,690,023     1,919,969       785,550       193,670
    Cost of shares redeemed ......  (18,282,044)     (105,395)      (25,000)   (1,453,099)           --    (6,528,017)   (6,525,496)
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS .............   (3,421,542)    2,974,759    27,311,331     6,148,526     3,136,853    23,654,363      (999,454)
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS ..                           1,566,477    14,126,361    29,478,537     3,486,732     3,087,563    23,659,630      (999,600)
NET ASSETS, BEGINNING OF PERIOD ..   70,799,524    56,673,163            --    25,234,552    22,146,989     6,512,096     7,511,696
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
NET ASSETS, END OF YEAR .......... $ 72,366,001  $ 70,799,524  $ 29,478,537  $ 28,721,284  $ 25,234,552  $ 30,171,726   $ 6,512,096
                                   ============  ============  ============  ============  ============  ============   ===========
COMPONENTS OF NET ASSETS:
  Paid-in capital ................ $ 41,674,733  $ 45,096,275  $ 27,311,331  $ 30,599,549  $ 24,451,023  $ 30,166,066   $ 6,511,703
  Accumulated undistributed net
    investment income ............        1,710        (6,652)        4,448       (13,375)       (6,531)        5,941           581
  Accumulated undistributed
    net realized gain(loss) on
    investments ..................    1,152,516       793,104       140,314      (286,283)     (192,167)         (231)         (188)
  Unrealized appreciation
    (depreciation) of
    investments ..................   29,537,042    24,916,797     2,022,444    (1,578,607)      982,227           (50)           --
                                   ------------  ------------  ------------  ------------  ------------  ------------   -----------
NET ASSETS, END OF YEAR .......... $ 72,366,001  $ 70,799,524  $ 29,478,537  $ 28,721,284  $ 25,234,552  $ 30,171,726   $ 6,512,096
                                   ============  ============  ============  ============  ============  ============   ===========

-------------
(a) Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

                                                                    Years Ended December 31,
                                                  ------------------------------------------------------------
                                                            All America Fund                 Equity Index Fund
SELECTED PER SHARE AND                            -------------------------------------      -----------------
SUPPLEMENTARY DATA:                                1999      1998      1997      1996(e)          1999(f)
--------------------                              ------    ------    ------     ------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $15.08    $12.65    $10.98     $10.00           $10.00
                                                  ------    ------    ------     ------           ------
Income from investment operations:
Net investment income .........................     0.09      0.07      0.08       0.06             0.08
Net gains or losses on securities (realized and
   unrealized) ................................     3.81      2.57      2.77       0.98             0.82
                                                  ------    ------    ------     ------           ------
TOTAL FROM INVESTMENT OPERATIONS ..............     3.90      2.64      2.85       1.04             0.90
                                                  ------    ------    ------     ------           ------
Less dividend distributions:
From net investment income ....................    (0.08)    (0.08)    (0.08)     (0.06)           (0.08)
From capital gains ............................    (2.43)    (0.13)    (1.10)        --            (0.02)
                                                  ------    ------    ------     ------           ------
TOTAL DISTRIBUTIONS ...........................    (2.51)    (0.21)    (1.18)     (0.06)           (0.10)
                                                  ------    ------    ------     ------           ------
NET ASSET VALUE, END OF YEAR ..................   $16.47    $15.08    $12.65     $10.98           $10.80
                                                  ======    ======    ======     ======           ======
Total return (%) (b) ..........................     26.0      21.0      26.0       10.4              9.0
Net assets, end of year ($ millions) ..........     72.4      70.8      56.7       55.5             29.5
Ratio of net investment income to average net
   assets (%) .................................     0.51      0.55      0.59       0.95(a)          1.22(a)
Ratio of expenses to average net assets (%). ..     0.85      0.84      0.84       0.87(a)          0.63(a)
Ratio of expenses to average net assets after
  expense reimbursement (%) ...................     0.84      0.82      0.81       0.85(a)          0.32(a)
      Portfolio turnover rate (%) (c) .........    34.89     41.25     35.96       9.33             5.67


                                                                       Years Ended December 31,
                                                  ---------------------------------------------------------------
                                                               Bond Fund                    Money Market Fund
SELECTED PER SHARE AND                            -----------------------------------    ------------------------
SUPPLEMENTARY DATA:                                1999      1998       1997   1996(e)    1999     1998    1997(d)
--------------------                              -------   ------     ------  ------    -------   ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $10.41    $10.41    $10.13   $10.01    $10.23   $10.15   $10.00
                                                 -------   -------   -------  -------   -------  -------  -------
Income from investment operations:
Net investment income .........................     0.60      0.61      0.59     0.38      0.50     0.52     0.35
Net gains or losses on securities (realized and
   unrealized) ................................    (0.87)     0.24      0.29     0.12        --       --       --
                                                  ------   -------   -------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (0.27)     0.85      0.88     0.50      0.50     0.52     0.35
                                                  ------   -------   -------   ------    ------   ------   ------
Less dividend distributions:
From net investment income ....................    (0.60)    (0.62)    (0.59)   (0.38)    (0.34)   (0.44)   (0.20)
From capital gains ............................    (0.09)    (0.23)    (0.01)      --        --       --       --
                                                  ------   -------   -------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ...........................    (0.69)    (0.85)    (0.60)   (0.38)    (0.34)   (0.44)   (0.20)
                                                  ------   -------   -------   ------    ------   ------   ------
NET ASSET VALUE, END OF YEAR ..................   $ 9.45    $10.41    $10.41   $10.13    $10.39   $10.23   $10.15
                                                  ======   =======   =======   ======    ======   ======   ======
Total return (%) (b) ..........................     (3.5)      8.3       8.9      5.0       4.9      5.3      3.5
Net assets, end of year ($ millions) ..........     28.7      25.2      22.1     21.0      30.2      6.5     7.52
Ratio of net investment income to average net
   assets (%) .................................     6.23      5.84      5.69     5.63(a)   4.86    5.14      5.17(a)
Ratio of expenses to average net assets (%). ..     0.93     0.97       1.00     0.90(a)   1.02     3.21     2.47(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) ..................     0.70      0.70      0.70     0.70(a)   0.40     0.40     0.40(a)
Portfolio turnover rate (%) (c) ...............    10.07     33.32     56.18    17.85       N/A      N/A      N/A

----------
(a) Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c) Portfolio turnover rate excludes all short-term securities.
(d) Commenced operations May 1, 1997.
(e) Commenced operations May 1, 1996.
(f) Commenced operations May 3, 1999.
N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing four series of common stock representing shares of the All America Fund, Equity Index Fund, Bond Fund, and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

     The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

     The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997, and, the Equity Index Fund commenced operations onMay 3, 1999.

     The following is a summary of the significant accounting policies of the Investment Company:

     Security Valuation--Investment securities are valued as follows:

     Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

     Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

     Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

     Security Transactions--Security transactions are recorded on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

     The All America Fund and the Equity Index Fund each maintain an indexed assets portfolio. In order to remain more fully invested in the equity markets while minimizing its transaction costs, the funds may purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract.

     Investment Income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

     Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Company has entered into an Investment Advisory agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at annual rates of .50%, .125%, .45%, and .20% of the value of the net assets for the All
America, Equity Index, Bond, and Money Market funds, respectively. Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the fund's assets. The Adviser (not the
fund)  is  responsible  for   compensation   payable  under  such   Sub-Advisory
Agreements.

     Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

     The Adviser contractually limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses, to an annual rate of .35%, .20%, .25%, and .20%, of the value of the net assets of the All America, Equity Index, Bond, and Money Market funds, respectively. Accrual of these other operating expenses is charged daily against each fund's net assets. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

     The annual rates of operating expenses charged daily to each fund are subject to periodic adjustments so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's contractual expense limitation agreement.

     The Adviser's contractual agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to annual rates of .85%, .325%, .70%, and .40% of the net assets of the All America, Equity Index, Bond and Money Market funds, respectively, is in effect through 2000 and continues in effect thereafter unless cancelled by the Fund or the Adviser in accordance with the agreement.

     The  Investment  Company has an Investment  Accounting  Agreement  with the
Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the expense reimbursement agreement of the Adviser described above.

     A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $11,843 or 25.3% of the Fund's total commissions and represented 16.5% of the aggregate amount of commissionable transactions.

3. PURCHASES AND SALES

     The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the year ended December 31, 1999 was as follows:

                                                  All America  Equity Index    Bond
                                                      Fund         Fund        Fund
                                                  -----------  -----------  ----------
Cost of investment purchases ...................  $21,155,726  $26,474,380  $6,817,510
                                                  ===========  ===========  ==========
Proceeds from sales of investments .............  $34,482,995  $ 1,409,322  $1,050,620
                                                  ===========  ===========  ==========
Thecost of  investment  purchases  and  proceeds
  from sales of U.S.  Government (excluding
  short-term) securities was as follows:
      Cost of investment purchases .............  $        --  $        --  $  499,490
                                                  ===========  ===========  ==========
      Proceeds from sales of investments .......  $        --  $        --  $1,478,155
                                                  ===========  ===========  ==========

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

3. PURCHASES AND SALES (CONTINUED)

      For the Money Market Fund, the cost of short-term securities purchases was $229,496,686; net proceeds from sales and redemptions was $206,538,420.

      At December 31, 1999 the net unrealized appreciation (depreciation) of investments based on cost, which was substantially the same for Federal income tax purposes, was as follows:

                                                     All America    Equity Index     Bond       Money Market
                                                         Fund          Fund          Fund           Fund
                                                     ------------   -----------   -----------   ------------
   Unrealized appreciation ........................  $ 31,768,399   $ 4,453,973   $    93,256      $ --
   Unrealized (depreciation) ......................    (2,231,357)   (2,431,529)   (1,671,863)      (50)
                                                     ------------   -----------   -----------      ----
   Net unrealized appreciation (depreciation) .....  $ 29,537,042   $ 2,022,444   $(1,578,607)     $(50)
                                                     ============   ===========   ===========      ====

4. CAPITAL SHARE ACTIVITY AND AFFILIATED OWNERSHIP

     At December 31, 1999 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund, and, 15 million shares each to the Equity Index, Bond and Money Market Funds.

     Transactions in shares during the year ending December 31, 1999 were as follows:

                                            All America     Equity Index      Bond    Money Market
                                                Fund            Fund          Fund        Fund
                                            ------------    -----------     --------  ------------
Shares issued ............................     323,068       2,708,452(1)    584,104    2,816,850
Shares issued as reinvestment of dividends     581,747          24,359       175,301       75,749
Shares redeemed ..........................  (1,204,133)(2)      (2,426)     (144,108)    (625,078)
                                            ----------      ----------      --------   ----------
Net increase (decrease) ..................    (299,318)      2,730,385       615,297    2,267,521
                                            ==========      ==========      ========   ==========

     As at December 31, 1999, Mutual Of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:

              All America Fund ..............................    86%
              Equity Index Fund .............................    92%
              Bond Fund .....................................    79%
              Money Market Fund .............................     5%

5. DIVIDENDS

     On December 31, 1999 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 29, 1999. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund (see Note 4 above).

                                                                         Money
                               All America  Equity Index     Bond        Market
                                  Fund           Fund        Fund         Fund
                               ----------     ---------   ----------   ---------
Distributions from:
  Net investment income .....  $  313,199     $206,332    $1,688,057    $800,206
  Net realized capital gains    9,376,382       54,088        16,659        --
                               ----------     --------    ----------    --------
Total dividend distributions   $9,689,581     $260,420    $1,704,716    $800,206
                               ==========     ========    ==========    ========
Dividend amounts per share ..  $ 2.507365     $.097371    $  .686814    $.338572
                               ==========     ========    ==========    ========
----------------
(1) Includes the initial seed investment by Mutual of America Life Insurance Company of $25 million, represented by 2,500,000 shares.

(2) During February 1999, Mutual of America Life Insurance Company redeemed 1.1 million shares realizing proceeds of approximately $16.6 million, reducing the Fund's net assets by a corresponding amount.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising, respectively, the All America, Bond and Money Market Funds as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. We have also audited the statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising the Equity Index Fund as of December 31, 1999 and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Bond and Money Market Funds of Mutual America Institutional Funds, Inc. as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles. Also, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund of Mutual of America Institutional Funds, Inc. as of December 31, 1999, and the results of its operations, changes in net assets and its financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
-----------------------

New York, New York
February 21, 2000

--------------------------------------------------------------------------------
                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to present the Mutual of America Institutional Funds' results for the six-month period ending June 30, 2000. These funds are designed primarily as investment vehicles for endowments, foundations and other institutional investors.

      The U.S. economy remains fundamentally strong at mid year, although indications that it may be slowing have appeared. The Federal Reserve has raised rates by a total of 1.75% in a little over a year, but should the economy indeed lose steam, the central bankers may defer further rate increases for the near term as the risk of inflation wanes. The combination of a more relaxed economy and slowing job growth has produced Treasury yields that are lower than at any time since December.

      There was substantial volatility in the stock market during the first half of this year. In the second quarter the S&P 500 Index, the NASDAQ and the Russell 2000 declined. Second quarter earnings, however, should reflect the underlying strength in the U.S. and global economies.

                    Total Returns-Six Months to June 30, 2000

      The total return performance of each Fund for the six months ended June 30, 2000 was as follows:

      All America Fund ..........................................   +4.7%
      Equity Index Fund .........................................   -0.5%
      Bond Fund .................................................   +2.4%
      MoneyMarket Fund ..........................................   +2.9%

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

      On the pages which immediately follow are brief presentations and graphs for each Fund (except the Money Market Fund) which illustrate each Fund's respective:

o Historical total return achieved over specified periods, expressed as an annual average rate and as a cumulative rate;

o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

o     Historical  performance compared with an appropriate index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                     Sincerely,

                                     /s/ Dolores Morrissey
                                     -----------------------
                                     Dolores Morrissey
                                     Chairman of the Board and President,
                                     Mutual of America Institutional Funds, Inc.

                                ALL AMERICA FUND

      The All America Fund's investment objective is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, while the remaining 40% of the Fund is actively managed. The actively managed portion of the Fund utilizes four different investment approaches -- large cap growth, small cap growth, large cap value and small cap value -- with each approach managing approximately equal portions of the actively managed portion. Beginning in early 2000, approximately half of the actively managed assets were managed by two subadvisors, with Mutual of America Capital Management Corporation managing the remainder. Previously, three subadvisors were retained to manage approximately three quarters of these active assets. The Fund's return for the twelve month period ended June 30, 2000 was 17.3%, well in excess of the 7.2% return of its benchmark index, the S&P 500. The Fund's twelve month performance reflected investors' continued quest for growth opportunities -- both the large and small cap growth portions significantly outperformed the value segments. Nevertheless, the small cap value segment performed strongly. Only the large cap value portion turned in negative performance.

[The following table depicts a line graph that appears in the document.]

                              ALL AMERICA
                                  FUND          S&P 500
---------------------------------------------------------
SEMI                             SINCE           SINCE
ANNUAL                         INCEPTION       INCEPTION
---------------------------------------------------------
05/96                            10,000           10,000
06/96                            10,103           10,301
06/97                            12,883           13,875
06/98                            15,882           18,060
06/99                            18,940           22,168
06/00                            22,225           23,773


----------------------------------------------------
                    All America Fund
                    ----------------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of       Cumu-     Annual
 6/30/00               $10,000     lative    Average
 ---------------------------------------------------
 1 Year                $11,734     17.3%     17.3%
 Since 5/1/96
   (Inception)         $22,225    122.2%     21.2%
----------------------------------------------------


----------------------------------------------------
                     S&P 500 Index
                     ------------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of       Cumu-     Annual
 6/30/00               $10,000     lative    Average
----------------------------------------------------
 1 Year                $10,724      7.2%      7.2%
 Since 5/1/96
   (Inception)         $23,773    137.7%     23.1%
----------------------------------------------------

The line representing the performance return of the All America Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

                                EQUITY INDEX FUND

      The Equity Index Fund invests in the 500 stocks which comprise the S&P 500 Index. The S&P Index is a market-value weighted index of 500 domestic stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be industry leaders. The Fund's performance for the twelve months ended June 30, 2000 was 6.8%, substantially in line with the benchmark's return of 7.2%. Technology has continued to be the dominant theme, with defensive sectors such as utilities doing much better in the past few months. Price-earnings and price-to-book multiples have come under some pressure, reflecting the Federal Reserve's attempts to slow the economy through higher interest rates.

[The following table depicts a line graph that appears in the document.]

                              EQUITY INDEX
                                  FUND          S&P 500
---------------------------------------------------------
SEMI                             SINCE           SINCE
ANNUAL                         INCEPTION       INCEPTION
---------------------------------------------------------
05/99                            10,000          10,000
06/99                            10,145          10,306
06/00                            10,839          11,052


----------------------------------------------------
                  Equity Index Fund
                  -----------------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of       Cumu-     Annual
 6/30/00               $10,000     lative    Average
 ---------------------------------------------------
 1 Year                $10,684      6.8%      6.8%
 Since 5/3/99
 (Inception)           $10,839      8.4%      7.2%
----------------------------------------------------

----------------------------------------------------
                     S&P 500 Index
                     -------------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of       Cumu-     Annual
 6/30/00               $10,000     lative    Average
----------------------------------------------------
 1 Year                $10,724      7.2%      7.2%
 Since 5/3/99
 (Inception)           $11,052     10.5%      9.0%
----------------------------------------------------

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

                                MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Fund returned 5.5% for the year ended 6/30/00. Short-term rates rose substantially during this period, as the Federal Reserve Board raised the Federal Funds rate in an attempt to quell prospective inflation. The seven-day effective yield as of August 1, 2000 is 6.5%. As with all performance reporting, this yield is not necessarily indicative of future annual yields.

                                    BOND FUND

      The Bond Fund seeks a high level of return consistent with the preservation of capital through investments in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which yield more than U.S. Treasury issues. The Fund's benchmark, the Lehman Brothers Government/Corporate Index, which was invested over 50% in U.S. Government issues, returned 4.3% over the past year. The Fund's overemphasis on high yielding, lower quality, but primarily investment grade, longer corporate bonds caused it to underperform this Index over the past twelve months.

[The following table depicts a line graph that appears in the document.]

                               BOND FUND        S&P 500
---------------------------------------------------------
SEMI                             SINCE           SINCE
ANNUAL                         INCEPTION       INCEPTION
---------------------------------------------------------
05/96                            10,000         10,000
06/96                            10,074         10,116
06/97                            10,748         10,900
06/98                            11,884         12,129
06/99                            12,116         12,457
06/00                            12,234         12,991

----------------------------------------------------
                       Bond Fund
                      -----------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of       Cumu-     Annual
 6/30/00               $10,000     lative    Average
 ---------------------------------------------------
 1 Year                $10,097      1.0%      1.0%
 Since 5/1/96
   (Inception)         $12,234     22.3%      5.0%
----------------------------------------------------


----------------------------------------------------
        Lehman Brothers Gov't./Corp. Bond Index
      ------------------------------------------
                                     Total Return
                                     ------------
 Period                 Growth
 Ended                    of      Cumu-      Annual
 6/30/00               $10,000    lative     Average
 ---------------------------------------------------
 1 Year                $10,429      4.3%      4.3%
 Since 5/1/96
   (Inception)         $12,991     29.9%      6.5%
----------------------------------------------------

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                            June 30, 2000 (Unaudited)

                                                              Shares      Value
                                                             -------    --------
INDEXED ASSETS:
COMMON STOCKS
   3Com Corp. ........................................        1,099     $ 63,330
   Abbott Laboratories ...............................        4,879      217,420
   Adaptec, Inc. .....................................          322        7,326
   ADC Telecommunications, Inc. ......................        1,067       89,495
   Adobe Systems, Inc. ...............................          383       49,790
   Advanced Micro Devices, Inc. ......................          484       37,389
   AES Corp. .........................................        1,348       61,503
   Aetna, Inc. .......................................          446       28,628
   Aflac, Inc. .......................................          844       38,771
   Agilent Technologies, Inc. ........................        1,432      105,610
   Air Products & Chemicals, Inc. ....................          729       22,462
   Alberto-Culver Co. ................................          178        5,440
   Albertson's, Inc. .................................        1,345       44,721
   Alcan Aluminum Ltd. ...............................          696       21,576
   ALCOA, Inc. .......................................        2,746       79,634
   Allegheny Technologies, Inc. ......................          298        5,364
   Allergan, Inc. ....................................          417       31,067
   Allied Waste Industries, Inc. .....................          599        5,990
   Allstate Corp. ....................................        2,355       52,399
   Alltel Corp. ......................................          997       61,752
   Altera Corp. ......................................          630       64,221
   Alza Corp. ........................................          325       19,216
   Amerada Hess Corp. ................................          289       17,846
   Ameren Corp. ......................................          435       14,681
   America Online, Inc. ..............................        7,266      383,282
   American Electric Power, Inc. .....................        1,022       30,277
   American Express Co. ..............................        4,225      220,228
   American General Corp. ............................          784       47,824
   American Greetings Corp. Cl A .....................          206        3,914
   American Home Products Corp. ......................        4,125      242,344
   American Int'l. Group, Inc. .......................        4,875      572,813
   American Power Conversion .........................          600       24,488
   Amgen, Inc. .......................................        3,242      227,751
   AMR Corp. .........................................          471       12,452
   Amsouth Bancorporation ............................        1,242       19,562
   Anadarko Petroleum Corp. ..........................          406       20,021
   Analog Devices, Inc. ..............................        1,119       85,044
   Andrew Corp. ......................................          263        8,827
   Anheuser-Busch Cos., Inc. .........................        1,429      106,728
   Aon Corp. .........................................          815       25,316
   Apache Corp. ......................................          362       21,290
   Apple Computer, Inc. ..............................        1,020       53,423
   Applied Materials, Inc. ...........................        2,554      231,456
   Archer-Daniels-Midland Co. ........................        1,932       18,958
   Armstrong Holdings, Inc. ..........................          127        1,945
   Ashland, Inc. .....................................          231        8,099
   Associates First Capital Corp. ....................        2,311       51,564
   AT&T Corp. ........................................       11,875      375,545
   Autodesk, Inc. ....................................          193        6,695
   Automatic Data Processing, Inc. ...................        1,976      105,840
   AutoZone, Inc. ....................................          423        9,306
   Avery Dennison Corp. ..............................          357       23,964
   Avon Products, Inc. ...............................          770       34,265
   Baker Hughes, Inc. ................................        1,046       33,472
   Ball Corp. ........................................           97        3,122
   Bank of America Corp. .............................        5,241      225,363
   Bank of New York Co., Inc. ........................        2,337      108,671
   Bank One Corp. ....................................        3,640       96,688
   Bard (C.R.), Inc. .................................          162        7,796
   Barrick Gold Corp. ................................        1,251       22,753
   Bausch & Lomb, Inc. ...............................          168       12,999
   Baxter International, Inc. ........................          924       64,969
   BB & T Corp. ......................................        1,103       26,334
   Bear Stearns Cos., Inc. ...........................          350       14,569
   Becton Dickinson & Co. ............................          793       22,749
   Bed Bath & Beyond, Inc. ...........................          444       16,095
   BellSouth Corp. ...................................        5,950      253,619
   Bemis Co. .........................................          166        5,582
   Best Buy Co., Inc. ................................          653       41,302
   Bestfoods .........................................          868       60,109
   Bethlehem Steel Corp. .............................          417        1,486
   Biogen, Inc. ......................................          477       30,767
   Biomet, Inc. ......................................          359       13,799
   Black & Decker Corp. ..............................          276       10,850
   Block (H. & R.), Inc. .............................          310       10,036
   BMC Software, Inc. ................................          767       27,984
   Boeing Co. ........................................        2,869      119,960
   Boise Cascade Corp. ...............................          182        4,709
   Boston Scientific Corp. ...........................        1,316       28,870
   Briggs & Stratton Corp. ...........................           74        2,535
   Bristol-Myers Squibb Co. ..........................        6,238      363,364
   Broadcom Corp. Cl A ...............................          650      142,309
   Brown-Forman Corp. Cl B ...........................          217       11,664
   Brunswick Corp. ...................................          292        4,836
   Burlington Northern Santa Fe ......................        1,354       31,057
   Burlington Resources, Inc. ........................          690       26,393
   Cabletron Systems, Inc. ...........................          570       14,393
   Campbell Soup Co. .................................        1,360       39,610
   Capital One Financial Corp. .......................          627       27,980
   Cardinal Health, Inc. .............................          871       64,454
   Carnival Corp. ....................................        1,912       37,284
   Caterpillar, Inc. .................................        1,129       38,245
   Cendant Corp. .....................................        2,263       31,682
   Centex Corp. ......................................          188        4,418
   CenturyTel, Inc. ..................................          443       12,736
   Ceridian Corp. ....................................          460       11,069
   Charles Schwab Corp. ..............................        4,306      144,789
   Charter One Financial, Inc. .......................          663       15,249
   Chase Manhattan Corp. .............................        3,926      180,818
   Chevron Corp. .....................................        2,062      174,883
   Chubb Corp. .......................................          559       34,379
   CIGNA Corp. .......................................          515       48,153
   Cincinnati Financial Corp. ........................          521       16,379
   CINergy Corp. .....................................          505       12,846
   Circuit City Group, Inc. ..........................          645       21,406
   Cisco Systems, Inc. ...............................       21,999    1,398,311
   Citigroup, Inc. ...................................       10,673      643,048
   Citrix Systems, Inc. ..............................          570       10,794
   Clear Channel Communications ......................        1,074       80,550
   Clorox Co. ........................................          750       33,609
   CMS Energy Corp. ..................................          368        8,142
   Coastal Corp. .....................................          679       41,334
   Coca-Cola Co. .....................................        7,838      450,195
   Coca-Cola Enterprises, Inc. .......................        1,350       22,022
   Colgate-Palmolive Co. .............................        1,824      109,212
   Columbia Energy Group .............................          259       16,997
   Comcast Corp. Cl A ................................        2,839      114,980
   Comerica, Inc. ....................................          497       22,303
   Compaq Computer Corp. .............................        5,402      138,089
   Computer Associates Intl., Inc. ...................        1,862       95,311
   Computer Sciences Corp. ...........................          528       39,435
   Compuware Corp. ...................................        1,132       11,745
   Comverse Technology Inc. ..........................          484       45,012
   Conagra, Inc. .....................................        1,563       29,795
   Conexant Systems, Inc. ............................          687       33,405
   Conoco, Inc. ......................................        1,988       48,830
   Conseco, Inc. .....................................        1,039       10,130
   Consolidated Edison, Inc. .........................          670       19,849
   Consolidated Stores Corp. .........................          352        4,224
   Constellation Energy Group ........................          474       15,435

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                              Shares     Value
                                                             -------   ---------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Convergys Corp. .........................................    500   $   25,938
   Cooper Industries, Inc. .................................    300        9,769
   Cooper Tire & Rubber Co. ................................    242        2,692
   Coors (Adolph) Co. Cl B .................................    118        7,139
   Corning, Inc. ...........................................    872      235,331
   Costco Wholesale Corp. ..................................  1,407       46,431
   Countrywide Credit Industries ...........................    359       10,882
   CP&L Energy, Inc. (Holding Co) ..........................    508       16,224
   Crane Co. ...............................................    209        5,081
   Crown Cork & Seal, Inc. .................................    411        6,165
   CSX Corp. ...............................................    693       14,683
   Cummins Engine Co., Inc. ................................    132        3,597
   CVS Corp. ...............................................  1,244       49,760
   Dana Corp. ..............................................    523       11,081
   Danaher Corp. ...........................................    452       22,346
   Darden Restaurants, Inc. ................................    422        6,858
   Deere & Co. .............................................    741       27,417
   Dell Computer Corp. .....................................  8,129      400,861
   Delphi Automotive Systems Corp. .........................  1,793       26,111
   Delta Air Lines, Inc. ...................................    387       19,568
   Deluxe Corp. ............................................    232        5,467
   Dillard's Inc. Cl A .....................................    345        4,226
   Disney (Walt) Co. .......................................  6,571      255,037
   Dollar General Corp. ....................................  1,057       20,612
   Dominion Resources, Inc. ................................    753       32,285
   Donnelley (R.R.) & Sons Co. .............................    401        9,048
   Dover Corp. .............................................    646       26,203
   Dow Chemical Co. ........................................  2,139       64,571
   Dow Jones & Co., Inc. ...................................    284       20,803
   DTE Energy Co. ..........................................    461       14,089
   Du Pont (E.I.) de Nemours & Co ..........................  3,315      145,031
   Duke Energy Corp. .......................................  1,161       65,451
   Dun & Bradstreet Corp. ..................................    511       14,627
   Eastern Enterprises .....................................     86        5,418
   Eastman Chemical Co. ....................................    250       11,938
   Eastman Kodak Co. .......................................    980       58,310
   Eaton Corp. .............................................    234       15,678
   Ecolab, Inc. ............................................    412       16,094
   Edison International ....................................  1,051       21,546
   El Paso Energy Corp. ....................................    724       36,879
   Electronic Data Systems Corp. ...........................  1,494       61,628
   EMC Corp. ...............................................  6,862      527,945
   Emerson Electric Co. ....................................  1,349       81,446
   Engelhard Corp. .........................................    399        6,808
   Enron Corp. .............................................  2,315      149,318
   Entergy Corp. ...........................................    727       19,765
   Equifax, Inc. ...........................................    449       11,786
   Exxon Mobil Corp. ....................................... 11,009      864,207
   Fannie Mae ..............................................  3,186      166,269
   Federated Department Stores .............................    666       22,478
   FedEx Corp. .............................................    917       34,846
   Fifth Third Bancorp .....................................    979       61,922
   First Data Corp. ........................................  1,304       64,711
   First Union Corp. .......................................  3,135       77,787
   Firstar Corp. ...........................................  3,068       64,620
   FirstEnergy Corp. .......................................    739       17,274
   FleetBoston Financial Corp. .............................  2,850       96,900
   Florida Progress Corp. ..................................    312       14,625
   Fluor Corp. .............................................    242        7,653
   FMC Corp. ...............................................     97        5,626
   Ford Motor Co. ..........................................  3,833      164,819
   Fort James Corp. ........................................    687       15,887
   Fortune Brands, Inc. ....................................    520       11,993
   FPL Group, Inc. .........................................    570       28,215
   Franklin Resources, Inc. ................................    770       23,389
   Freddie Mac .............................................  2,207       89,384
   Freeport-McMoran Copper Cl B ............................    518        4,792
   Gannett Co., Inc. .......................................    843       50,422
   Gap, Inc. ...............................................  2,691       84,094
   Gateway, Inc. ...........................................  1,004       56,977
   General Dynamics Corp. ..................................    638       33,336
   General Electric Co. .................................... 31,288    1,658,264
   General Mills, Inc. .....................................    922       35,267
   General Motors Corp. ....................................  1,692       98,242
   Genuine Parts Co. .......................................    565       11,300
   Georgia-Pacific Group ...................................    544       14,280
   Gillette Co. ............................................  3,301      115,329
   Global Crossing Ltd. ....................................  2,786       73,307
   Golden West Financial Corp. .............................    513       20,937
   Goodrich (B.F.) Co. .....................................    350       11,922
   Goodyear Tire & Rubber Co. ..............................    497        9,940
   GPU, Inc. ...............................................    392       10,609
   Grainger (W.W.), Inc. ...................................    297        9,151
   Great Atlantic & Pac. Tea, Inc. .........................    123        2,045
   Great Lakes Chemical Corp. ..............................    183        5,765
   GTE Corp. ...............................................  3,045      189,551
   Guidant Corp. ...........................................    976       48,312
   Halliburton Co. .........................................  1,402       66,157
   Harcourt General, Inc. ..................................    226       12,289
   Harley-Davidson, Inc. ...................................    962       37,037
   Harrah's Entertainment, Inc. ............................    408        8,543
   Hartford Financial Svs Gp, Inc. .........................    680       38,038
   Hasbro, Inc. ............................................    544        8,194
   HCA - The Healthcare Company ............................  1,788       54,311
   HealthSouth Corp. .......................................  1,226        8,812
   Heinz (H.J.) Co. ........................................  1,114       48,738
   Hercules, Inc. ..........................................    338        4,753
   Hershey Food Corp. ......................................    440       21,340
   Hewlett-Packard Co. .....................................  3,163      394,980
   Hilton Hotels Corp. .....................................  1,170       10,969
   Home Depot, Inc. ........................................  7,306      364,843
   Homestake Mining Co. ....................................    826        5,679
   Honeywell International, Inc. ...........................  2,513       84,657
   Household International, Inc. ...........................  1,492       62,011
   Humana, Inc. ............................................    532        2,594
   Huntington Bancshares, Inc. .............................    730       11,543
   Illinois Tool Works, Inc. ...............................    955       54,435
   IMS Health, Inc. ........................................    978       17,604
   Inco Ltd. ...............................................    609        9,363
   Ingersoll Rand Co. ......................................    520       20,930
   Intel Corp. ............................................. 10,591    1,415,884
   International Paper Co. .................................  1,529       45,583
   Interpublic Group of Cos., Inc. .........................    954       41,022
   Intl. Business Machines Corp. ...........................  5,607      614,317
   Intl. Flavors & Fragrances ..............................    334       10,083
   ITT Industries, Inc. ....................................    279        8,475
   Jefferson-Pilot Corp. ...................................    333       18,794
   Johnson & Johnson .......................................  4,399      448,148
   Johnson Controls, Inc. ..................................    271       13,906
   Kansas City Southern Inds ...............................    351       31,129
   Kaufman & Broad Home Corp. ..............................    152        3,012
   Kellogg Co. .............................................  1,286       38,259
   Kerr-McGee Corp. ........................................    297       17,504
   KeyCorp .................................................  1,420       25,028
   Kimberly Clark Corp. ....................................  1,757      100,808
   KLA Tencor Corp. ........................................    588       34,435
   Kmart Corp. .............................................  1,576       10,737
   Knight-Ridder, Inc. .....................................    246       13,084

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                              Shares     Value
                                                             -------  ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Kohl's Corp. ............................................  1,035   $   57,572
   Kroger Co. ..............................................  2,637       58,179
   Legget & Platt ..........................................    623       10,280
   Lehman Brothers Holdings, Inc. ..........................    381       36,028
   Lexmark Int'l Inc. ......................................    406       27,304
   Lilly (Eli) & Co. .......................................  3,572      356,754
   Limited, Inc. ...........................................  1,364       29,497
   Lincoln National Corp. ..................................    620       22,398
   Linear Technology Corp. .................................    982       62,787
   Liz Claiborne, Inc. .....................................    188        6,627
   Lockheed Martin Corp. ...................................  1,257       31,189
   Loews Corp. .............................................    312       18,720
   Longs Drug Stores Corp. .................................    125        2,719
   Louisiana-Pacific Corp. .................................    339        3,687
   Lowe's Companies, Inc. ..................................  1,213       49,809
   LSI Logic Corp. .........................................    971       52,555
   Lucent Technologies ..................................... 10,298      610,157
   Mallinckrodt, Inc. ......................................    223        9,687
   Manor Care, Inc. ........................................    328        2,296
   Marriott International, Inc. ............................    758       27,335
   Marsh & McLennan Cos., Inc. .............................    848       88,563
   Masco Corp. .............................................  1,419       25,631
   Mattel, Inc. ............................................  1,336       17,619
   Maxim Integrated Products, Inc. .........................    898       61,008
   May Department Stores Co. ...............................  1,063       25,512
   Maytag Corp. ............................................    268        9,883
   MBIA, Inc. ..............................................    317       15,275
   MBNA Corp. ..............................................  2,545       69,033
   McDermott International, Inc. ...........................    189        1,666
   McDonald's Corp. ........................................  4,226      139,194
   McGraw-Hill Cos., Inc. ..................................    622       33,588
   McKesson HBOC, Inc. .....................................    893       18,697
   Mead Corp. ..............................................    326        8,232
   Medimmune, Inc. .........................................    660       48,840
   Medtronic, Inc. .........................................  3,794      188,989
   Mellon Financial Corp. ..................................  1,553       56,587
   Merck & Co., Inc. .......................................  7,272      557,217
   Mercury Interactive Corp. ...............................    240       23,220
   Meredith Corp. ..........................................    165        5,569
   Merrill Lynch & Co., Inc. ...............................  1,227      141,105
   MGIC Investment Corp. ...................................    336       15,288
   Micron Technology, Inc. .................................  1,755      154,550
   Microsoft Corp. ......................................... 16,642    1,331,319
   Millipore Corp. .........................................    144       10,854
   Minnesota Mining & Mfg. Co. .............................  1,252      103,290
   Molex Inc., Cl A ........................................    622       29,934
   Morgan (J.P.) & Co., Inc. ...............................    513       56,494
   Morgan Stanley Dean Witter ..............................  3,579      297,952
   Motorola, Inc. ..........................................  6,806      197,799
   Nabisco Group Holdings ..................................  1,035       26,845
   National City Corp. .....................................  1,957       33,391
   National Semiconductor Corp. ............................    544       30,872
   National Service Industries .............................    130        2,535
   Navistar International Corp. ............................    203        6,306
   NCR Corp. ...............................................    307       11,954
   Network Appliance, Inc. .................................    963       77,522
   New Century Energies, Inc. ..............................    367       11,010
   New York Times Co. Cl A .................................    544       21,488
   Newell Rubbermaid, Inc. .................................    843       21,707
   Newmont Mining Corp. ....................................    532       11,505
   Nextel Communications, Inc. .............................  2,398      146,728
   Niagara Mohawk Holdings, Inc. ...........................    608        8,474
   Nicor, Inc. .............................................    150        4,894
   Nike, Inc. Cl B .........................................    865       34,438
   Nordstrom, Inc. .........................................    445       10,736
   Norfolk Southern Corp. ..................................  1,206       17,939
   Nortel Networks Corp. Holding ...........................  9,368      639,366
   Northern States Power Co. ...............................    492        9,932
   Northern Trust Corp. ....................................    706       45,934
   Northrop Grumman Corp. ..................................    221       14,641
   Novell, Inc. ............................................  1,066        9,861
   Novellus Systems, Inc. ..................................    413       23,360
   Nucor Corp. .............................................    276        9,160
   Occidental Petroleum Corp. ..............................  1,166       24,559
   Office Depot, Inc. ......................................  1,044        6,525
   Old Kent Financial Corp. ................................    435       11,628
   Omnicom Group, Inc. .....................................    563       50,142
   Oneok, Inc. .............................................    101        2,620
   Oracle Corp. ............................................  8,977      754,629
   Owens Corning ...........................................    175        1,619
   Owens-Illinois, Inc. ....................................    477        5,575
   Paccar, Inc. ............................................    250        9,922
   Pactiv Corp. ............................................    544        4,284
   Paine Webber Group, Inc. ................................    453       20,612
   Pall Corp. ..............................................    396        7,326
   Parametric Technology Corp. .............................    847        9,317
   Parker Hannifin Corp. ...................................    356       12,193
   Paychex, Inc. ...........................................  1,173       49,266
   PE Corp-PE Biosystems Group .............................    656       43,214
   Peco Energy Co. .........................................    536       21,608
   Penney (J.C.) Co., Inc. .................................    826       15,229
   Peoples Energy Corp. ....................................    113        3,658
   Peoplesoft, Inc. ........................................    852       14,271
   PepsiCo, Inc. ...........................................  4,557      202,502
   Perkin Elmer, Inc. ......................................    145        9,588
   Pfizer, Inc. ............................................ 19,907      955,536
   PG & E Corp. ............................................  1,219       30,018
   Pharmacia Corp. .........................................  4,014      207,474
   Phelps Dodge Corp. ......................................    258        9,595
   Phillip Morris Cos., Inc. ...............................  7,232      192,100
   Phillips Petroleum Co. ..................................    805       40,803
   Pinnacle West Capital Corp. .............................    269        9,112
   Pitney Bowes, Inc. ......................................    815       32,600
   Placer Dome, Inc. .......................................  1,034        9,888
   PNC Financial Services Group ............................    932       43,688
   Polaroid Corp. ..........................................    141        2,547
   Potlatch Corp. ..........................................     92        3,048
   PPG Industries, Inc. ....................................    552       24,461
   PPL Corporation .........................................    457       10,025
   Praxair, Inc. ...........................................    505       18,906
   Price (T. Rowe) Associates ..............................    380       16,150
   Proctor & Gamble Co. ....................................  4,136      236,786
   Progressive Corp. of Ohio ...............................    233       17,242
   Providian Financial Corp. ...............................    451       40,590
   Public Svc. Enterprise Group ............................    694       24,030
   Pulte Corp. .............................................    138        2,984
   Quaker Oats Co. .........................................    425       31,928
   Qualcomm, Inc. ..........................................  2,332      139,920
   Quintiles Transnational Corp. ...........................    365        5,156
   Radioshack Corp. ........................................    590       27,951
   Ralston Purina Co. ......................................    973       19,399
   Raytheon Co. ............................................  1,074       20,675
   Reebok International Ltd. ...............................    178        2,837
   Regions Financial Corp. .................................    694       13,793
   Reliant Energy, Inc. ....................................    939       27,759
   Rite-Aid Corp. ..........................................    822        5,394
   Rockwell Intl., Corp. ...................................    605       19,058
   Rohm Haas Co. ...........................................    695       23,978

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                              Shares     Value
                                                             -------  ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
    Rowan Cos., Inc. .......................................    292   $    8,870
    Royal Dutch Petroleum Co. N.Y ..........................  6,781      417,455
    Russell Corp. ..........................................    105        2,100
    Ryder System, Inc. .....................................    211        3,996
    Sabre Group Holdings, Inc. .............................    410       11,685
    Safeco Corp. ...........................................    413        8,208
    Safeway, Inc. ..........................................  1,570       70,846
    Sanmina Corp. ..........................................    470       40,185
    Sapient Corp. ..........................................    180       19,249
    Sara Lee Corp. .........................................  2,750       53,109
    SBC Communications, Inc. ............................... 10,758      465,284
    Schering-Plough Corp. ..................................  4,630      233,815
    Schlumberger, Ltd. .....................................  1,800      134,325
    Scientific-Atlanta, Inc. ...............................    499       37,176
    Seagate Technology .....................................    719       39,545
    Seagram Co. Ltd. (The) .................................  1,376       79,808
    Sealed Air Corp. New ...................................    265       13,879
    Sears Roebuck & Co. ....................................  1,115       36,377
    Sempra Energy ..........................................    649       11,033
    Sherwin-Williams Co. ...................................    526       11,145
    Siebel Systems, Inc. ...................................    631      103,208
    Sigma-Aldrich Corp. ....................................    270        7,898
    SLM Holding Corp. ......................................    505       18,906
    Snap-On, Inc. ..........................................    186        4,952
    Solectron Corp. ........................................  1,886       78,976
    Southern Co. ...........................................  2,051       47,814
    Southtrust Corp. .......................................    533       12,059
    Southwest Airlines Co. .................................  1,601       30,319
    Springs Industries, Inc. Cl A ..........................     58        1,867
    Sprint Corp. (FON Group) ...............................  2,766      141,066
    Sprint Corp. (PCS Group) ...............................  2,894      172,193
    St. Jude Medical, Inc. .................................    268       12,295
    St. Paul Companies, Inc. ...............................    671       22,898
    Stanley Works ..........................................    284        6,745
    Staples, Inc. ..........................................  1,532       23,555
    Starbucks Corp. ........................................    580       22,149
    State Street Corp. .....................................    508       53,880
    Summit Bancorp .........................................    555       13,667
    Sun Microsystems, Inc. .................................  5,017      456,233
    Sunoco, Inc. ...........................................    286        8,419
    Suntrust Banks, Inc. ...................................    956       43,677
    Supervalu, Inc. ........................................    443        8,445
    Synovus Financial Corp. ................................    888       15,651
    Sysco Corp. ............................................  1,045       44,021
    Target Corp. ...........................................  1,442       83,636
    Tektronix, Inc. ........................................    149       11,026
    Tellabs, Inc. ..........................................  1,295       88,627
    Temple-Inland, Inc. ....................................    178        7,476
    Tenet Healthcare Corp. .................................    988       26,676
    Teradyne, Inc. .........................................    544       39,984
    Texaco, Inc. ...........................................  1,756       93,507
    Texas Instruments, Inc. ................................  5,175      355,458
    Textron, Inc. ..........................................    472       25,636
    Thermo Electron Corp. ..................................    503       10,594
    Thomas & Betts Corp. ...................................    185        3,538
    Tiffany & Co. ..........................................    230       15,525
    Time Warner, Inc. ......................................  4,161      316,236
    Timken Co. .............................................    196        3,651
    TJX Companies, Inc. ....................................    984       18,450
    Torchmark Corp. ........................................    417       10,295
    Tosco Corp. ............................................    456       12,911
    Toys R Us, Inc. ........................................    684        9,961
    Transocean Sedco Forex, Inc. ...........................    656       35,055
    Tribune Co. ............................................    976       34,143
    Tricon Global Restaurants Inc. .........................    490       13,843
    TRW, Inc. ..............................................    386       16,743
    Tupperware Corp. .......................................    183        4,026
    TXU Corp. ..............................................    834       24,603
    Tyco International Ltd. ................................  5,356      253,741
    U.S. Bancorp ...........................................  2,378       45,777
    U.S. West, Inc. ........................................  1,603      137,457
    Unicom Corp. ...........................................    562       21,742
    Unilever N.V ...........................................  1,814       78,002
    Union Carbide Corp. ....................................    425       21,038
    Union Pacific Corp. ....................................    789       29,341
    Union Pacific Resources Group ..........................    801       17,622
    Union Planters Corp. ...................................    448       12,516
    Unisys Corp. ...........................................    983       14,315
    United Technologies Corp. ..............................  1,488       87,606
    UnitedHealth Group Inc. ................................    514       44,076
    Unocal Corp. ...........................................    770       25,506
    UNUMProvident Corp. ....................................    762       15,288
    US Airways Group Inc. ..................................    227        8,853
    UST, Inc. ..............................................    544        7,990
    USX-Marathon Group .....................................    986       24,712
    USX-U.S. Steel Group ...................................    281        5,216
    V F Corp. ..............................................    375        8,930
    Veritas Software Corp. .................................  1,236      139,687
    Verizon Communications .................................  4,888      248,371
    Viacom, Inc. Cl B ......................................  4,836      329,755
    Visteon Corp. ..........................................    412        4,994
    Vulcan Materials Co. ...................................    318       13,575
    W.R. Grace & Co. .......................................    229        2,777
    Wachovia Corp. .........................................    643       34,883
    Walgreen Co. ...........................................  3,180      102,356
    Wal-Mart Stores, Inc. .................................. 14,095      812,224
    Washington Mutual, Inc. ................................  1,732       50,012
    Waste Management, Inc. .................................  1,967       37,373
    Watson Pharmaceuticals, Inc. ...........................    305       16,394
    Wellpoint Health Networks Inc. .........................    203       14,705
    Wells Fargo & Company ..................................  5,095      197,431
    Wendy's International, Inc. ............................    380        6,769
    Westvaco Corp. .........................................    318        7,890
    Weyerhaeuser Co. .......................................    745       32,035
    Whirlpool Corp. ........................................    237       11,050
    Willamette Industries, Inc. ............................    355        9,674
    Williams Cos., Inc. ....................................  1,380       57,529
    Winn-Dixie Stores, Inc. ................................    475        6,798
    WorldCom Inc. ..........................................  9,054      415,352
    Worthington Industries, Inc. ...........................    284        2,982
    Wrigley (Wm.) Jr. Co. ..................................    368       29,509
    Xerox Corp. ............................................  2,108       43,741
    Xilinx, Inc. ...........................................  1,009       83,306
    Yahoo!, Inc. ...........................................  1,718      212,817
    Young & Rubicam, Inc. ..................................    222       12,696
                                                                      ----------
TOTAL INDEXED ASSETS--COMMON STOCKS
(Cost: $29,104,973) 57.5% ..................................          39,695,411
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                         June 30, 2000 (Unaudited) Face


                                      Rate    Maturity     Amount        Value
                                    --------  ---------   --------     ---------
INDEXED ASSETS (CONTINUED):
U. S. GOVERNMENT (0.1%)
  U.S. Treasury Bill (a) ...........  5.54%    07/27/00   $ 50,000   $    49,798
                                                                     -----------
COMMERCIAL PAPER (1.2%)
  SBC Communications, Inc. .........  6.83     07/03/00    815,000       814,691
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $864,489) 1.3% ..........................................       864,489
                                                                     -----------
TOTAL INDEXED ASSETS
  (Cost: $29,969,462) 58.8% ......................................   $40,559,900
                                                                     ===========
---------------
FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2000:


                                                       Expiration     Underlying Face   Unrealized
                                                          Date        Amount at Value      Gain
                                                       -----------    ---------------   ----------
 PURCHASED

   2 S&P 500 Stock Index Futures Contracts .......... September 2000     $734,050         $1,200
                                                                         =========        ======

Face value of futures purchased and outstanding as a percentage of total investments in securities: 1.1%.

-------------
(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                          Shares         Value
                                                         -------      ----------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (0.4%)
   Alcan Aluminum Ltd. .............................      1,840       $   57,040
   Millenium Chemical, Inc. ........................      4,240           72,080
   Eastman Chemical Co. ............................      1,620           77,355
   Newmont Mining Corp. ............................      2,850           61,631
                                                                      ----------
                                                                         268,106
                                                                      ----------
CONSUMER, CYCLICAL (3.1%)
   AT&T Corp - Liberty Media-`A'* ..................      4,190          101,608
   Bed Bath & Beyond, Inc.* ........................      1,300           47,125
   BJ Services Co.* ................................      1,500           93,750
   BJ's Wholesale Club, Inc.* ......................      2,950           97,350
   CNET Networks, Inc.* ............................      4,000           98,250
   Cox Radio, Inc.* ................................      3,300           92,400
   CVS Corp. .......................................      5,330          213,200
   Disney (Walt) Co. ...............................      5,450          211,528
   Harrah's Entertainment, Inc.* ...................      4,060           85,006
   Gallagher (Arthur J.) & Co. .....................      4,420          185,640
   Marriott International, Inc. ....................      2,340           84,386
   Michaels Stores, Inc.* ..........................      1,500           68,719
   New York Times Co. Cl A .........................      1,550           61,225
   Outback Steakhouse, Inc.* .......................      2,500           73,125
   Radio One, Inc. Cl D* ...........................      2,160           47,655
   Reebok International Ltd.* ......................      5,930           94,509
   Trex, Inc.* .....................................      3,700          185,000
   Viacom, Inc. Cl B* ..............................      3,070          209,336
   Young & Rubicam, Inc. ...........................      1,800          102,938
                                                                      ----------
                                                                       2,152,750
                                                                      ----------
CONSUMER, NON-CYCLICAL (0.9%)
   Alberto-Culver Co. ..............................      2,890           88,326
   Anheuser-Busch Cos., Inc. .......................      1,090           81,409
   Hershey Food Corp. ..............................      1,710           82,935
   Kroger Co.* .....................................      7,840          172,970
   Safeway, Inc.* ..................................      4,210          189,976
                                                                      ----------
                                                                         615,616
                                                                      ----------
ENERGY (3.9%)
   Anadarko Petroleum Corp. ........................        230           11,342
   Core Laboratories N.V.* .........................      4,950          143,550
   Devon Energy Corp. ..............................        230           12,923
   Enron Corp. .....................................        200           12,900
   Grey Wolf Inc.* .................................     15,650           78,250
   Kerr-McGee Corp. ................................      2,590          152,648
   Kinder Morgan, Inc. .............................      7,360          254,380
   Lyondell Petrochemical Co. ......................      4,560           76,380
   Midcoast Energy Res., Inc. ......................      3,050           48,038
   Murphy Oil Corp. ................................      3,080          183,068
   NewField Exploration Company* ...................      3,840          150,240
   Occidental Petroleum Corp. ......................      6,530          137,538
   Ocean Energy, Inc.* .............................     20,060          284,601
   Precision Drilling Corp.* .......................      4,330          167,246
   Pride International, Inc.* ......................      5,115          126,596
   Quanta Services, Inc.* ..........................      1,675           92,125
   R & B Falcon Corp.* .............................      6,180          145,616
   Rowan Cos., Inc.* ...............................      7,540          229,028
   Schlumberger, Ltd. ..............................      1,380          102,983
   Stone Energy Corp.* .............................      3,410          203,748
   Transocean Sedco Forex, Inc. ....................      1,550           82,828
                                                                      ----------
                                                                       2,696,028
                                                                      ----------
FINANCIAL (6.0%)
   Ace, Ltd. .......................................      6,060          169,680
   American Express Co. ............................      1,900           99,038
   American Int'l. Group, Inc. .....................      2,200          258,500
   Apartment Investment & Mgmt. Co. ................      2,280           98,610
   Arden Realty Group ..............................      3,250           76,375
   Bank of America Corp. ...........................      2,100           90,300
   Bank of New York Co., Inc. ......................      4,390          204,135
   Boston Properties ...............................      4,330          167,246
   Chubb Corp. .....................................      1,220           75,030
   Citigroup, Inc. .................................     11,900          716,975
   Equity Res. Pptys. Tr. Co. ......................      3,380          155,480
   FleetBoston Financial Corp. .....................      5,410          183,940
   HCC Insurance Holdings, Inc. ....................      5,020           94,753
   Hilb, Rogal & Hamilton Co. ......................      4,790          166,153
   Home Properties Inc. ............................      3,470          104,100
   Kimco Realty Corp. ..............................      3,830          157,030
   Marsh & McLennan Cos., Inc. .....................      2,040          213,053
   Mellon Financial Corp. ..........................      3,480          126,803
   Morgan Stanley Dean Witter ......................      2,900          241,425
   Mutual Risk Management Ltd. .....................      9,280          160,660
   SL Green Realty Corp. ...........................      5,960          159,430
   Spieker Properties, Inc. ........................      3,280          154,980
   St. Paul Companies, Inc. ........................      2,340           79,853
   Vornado Realty Trust ............................      2,210           76,798
   XL Capital Limited ..............................      2,890          156,421
                                                                      ----------
                                                                       4,186,768
                                                                      ----------
HEALTHCARE (4.0%)
   Alza Corp.* .....................................      2,800          165,550
   Bristol-Myers Squibb Co. ........................      1,680           97,860
   Celgene Corp.* ..................................      2,300          135,413
   Forest Laboratories, Inc.* ......................      3,000          303,000
   HCA - The Healthcare Company ....................      6,680          202,905
   IDEC Pharmaceuticals Corp.* .....................        700           82,119
   King Pharmaceuticals Inc.* ......................      5,100          223,763
   Lifepoint Hospitals Inc.* .......................      6,800          151,300
   Lilly (Eli) & Co. ...............................      1,100          109,863
   Minimed, Inc.* ..................................      2,000          236,000
   Oxford Health Plans, Inc.* ......................     16,010          381,238
   Pharmacia Corp. .................................      2,180          112,679
   Province Healthcare Co.* ........................      4,510          162,924
   Sepracor, Inc.* .................................      1,800          217,125

Triad Hospitals, Inc.* .............................      6,060          146,576
                                                                      ----------
                                                                       2,728,315
                                                                      ----------
INDUSTRIAL (4.3%)
   AES Corp.* ......................................      2,970          135,506
   Aspect Communications Inc.* .....................      2,000           78,625
   Asyst Technologies, Inc.* .......................      2,060           70,555
   BISYS Group, Inc.* ..............................      2,900          178,350
   Boeing Co. ......................................      2,090           87,388
   CommScope, Inc.* ................................      1,900           77,900
   Convergys Corp.* ................................      1,870           97,006
   CSG Systems Intl., Inc.* ........................      1,755           98,390
   Documentum, Inc.* ...............................      2,220          198,413
   Dycom Industries, Inc.* .........................      2,040           93,840
   FactSet Research Systems, Inc. ..................      3,400           96,050
   Fiserv, Inc.* ...................................      1,300           56,225
   Forward Air Corporation* ........................      6,800          272,000
   Grant Prideco, Inc.* ............................      2,230           55,750
   Hooper Holmes, Inc. .............................      8,320           66,560
   HS Resources, Inc.* .............................      4,110          123,300
   Kent Electronics Corp.* .........................      3,660          109,114
   KLA Tencor Corp.* ...............................      1,050           61,491
   Lam Research Corp.* .............................      1,800           67,500
   Lockheed Martin Corp. ...........................      2,610           64,761
   Mettler-Toledo International* ...................      1,900           76,000

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                          Shares        Value
                                                         -------     -----------
ACTIVE ASSETS (CONTINUED):
TECHNOLOGY (CONTINUED)
   Olin Corp. ......................................      5,090      $    83,985
   PRI Automation, Inc.* ...........................      2,700          176,555
   SDL, Inc.* ......................................        700          199,631
   Spartech Corp. ..................................      3,180           85,860
   Varco International, Inc.* ......................      8,775          204,019
   Wellman, Inc. ...................................      5,090           82,394
                                                                     -----------
                                                                       2,997,168
                                                                     -----------
TECHNOLOGY (14.8%)
   Analog Devices, Inc.* ...........................      1,390          105,640
   ANTEC Corp.* ....................................      2,200           91,438
   Applied Materials, Inc.* ........................      7,400          670,625
   Atmel Corp.* ....................................      8,800          324,500
   ATMI, Inc.* .....................................      2,300          106,950
   Aware, Inc.* ....................................      1,100           56,238
   Business Objects S.A.-Sp ADR* ...................      2,300          202,688
   Ciena Corp.* ....................................      3,200          533,400
   Cisco Systems, Inc.* ............................     27,600        1,754,325
   Compaq Computer Corp. ...........................      1,830           46,779
   Comverse Technology Inc.* .......................      1,310          121,830
   Critical Path, Inc.* ............................      2,300          134,119
   Cytyc Corporation* ..............................      2,800          149,450
   Dallas Semiconductor Corp. ......................      2,000           81,500
   Datastream Sys. Inc. ............................        220            2,750
   Efficient Networks, Inc.* .......................      1,400          102,988
   Entrust Technologies, Inc.* .....................      2,600          215,150
   E-Speed, Inc. Cl A* .............................      1,800           78,188
   Getty Images, Inc.* .............................      2,800          103,775
   Intel Corp. .....................................      6,630          886,348
   Intuit, Inc.* ...................................        900           37,238
   ISS Group, Inc. .................................      1,200          118,481
   JDA Software Group, Inc.* .......................      5,090           97,664
   JDS Uniphase Corp.* .............................      3,600          431,550
   Kana Communications, Inc.* ......................      1,300           80,438
   Lattice Semiconductor Corp.* ....................      1,700          117,513
   Liberare Technologies* ..........................      1,200           35,175
   Linear Technology Corp. .........................      8,000          511,500
   Maxim Integrated Products, Inc.* ................      7,400          502,738
   Metasolv Software, Inc.* ........................      1,200           52,800
   Microchip Technology, Inc.* .....................      3,600          209,756
   Micromuse, Inc.* ................................        600           99,291
   Micron Technology, Inc.* ........................      1,550          136,497
   Microsoft Corp.* ................................      1,300          103,986
   Millipore Corp. .................................        850           64,069
   Networks Associates, Inc.* ......................      8,870          180,726
   Northrop Grumman Corp. ..........................        960           63,600
   Perkin Elmer, Inc. ..............................      2,520          166,635
   Phone.com, Inc.* ................................      1,300           84,663
   RealNetworks, Inc.* .............................      1,800           91,013
   Symbol Technologies, Inc. .......................      1,200           64,800
   Teletech Holdings, Inc.* ........................      4,300          133,569
   United Technologies Corp. .......................      1,550           91,256
   Varian Semiconductor Equip.* ....................      1,890          118,716
   Veritas Software Corp.* .........................        930          105,105
   Vignette Corporation* ...........................      1,600           83,225
   Vitria Technology, Inc.* ........................      3,400          207,825
   Waters Corp.* ...................................        850          106,091
   Xilinx, Inc.* ...................................      3,900          321,994
                                                                     -----------
                                                                      10,186,595
                                                                     -----------

TELECOMMUNICATIONS (1.6%)
   AT&T Corp. ......................................      2,710           85,704
   Global Crossing Ltd.* ...........................      3,080           81,043
   ITC DeltaCom, Inc.* .............................      4,600          102,638
   McLeod USA, Inc. Cl A* ..........................      4,700           97,231
   NTL Incorporated* ...............................      1,910          114,361
   Sprint Corp. (PCS Group) ........................      2,510          128,010
   TeleWest Communications -ADR* ...................      2,900          107,300
   Time Warner Telecom, Inc Cl A* ..................      2,800          180,250
   True North Communications Inc. .....................   1,506           66,264
   Western Wireless Corp. Cl A* ....................      2,500          136,250
                                                                     -----------
                                                                       1,099,051
                                                                     -----------
UTILITIES (0.5%)
   El Paso Energy Corp. ............................      2,760          140,588
   Montana Pwr. Co. ................................      4,490          158,553
   NSTAR ...........................................      1,490           60,624
                                                                     -----------
                                                                         359,765
                                                                     -----------
TOTAL ACTIVE ASSETS--COMMON STOCKS
  (Cost: $20,411,586) 39.5% ........................                  27,290,162
                                                                     -----------
-------------
 *Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                                        Face
                                               Rate      Maturity      Amount       Value
                                              -------    --------    ----------  -----------
ACTIVE ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
   Bank Austria Comml. Paper Inc. ..........   6.58%     07/14/00     $100,000   $    99,762
   BMW US Capital Corp. ....................   6.54      07/17/00      100,000        99,709
   Ford Motor Credit Puerto Rico ...........   6.60      07/03/00      184,000       183,932
   SBC Communications, Inc. ................   6.83      07/03/00      765,000       764,710
                                                                                 -----------
TOTAL ACTIVE ASSETS SHORT-TERM DEBT SECURITIES
   (Cost: $1,148,113) 1.7% .................................................       1,148,113
                                                                                 -----------
TOTAL ACTIVE ASSETS
   (Cost: $21,559,699) 41.2% ...............................................      28,438,275
                                                                                 -----------
TOTAL INVESTMENTS
   (Cost: $51,529,161) 100.0% ..............................................     $68,998,175
                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                            June 30, 2000 (Unaudited)

                                                          Shares         Value
                                                         -------       --------
INDEXED ASSETS:
COMMON STOCKS
   3Com Corp .......................................        968       $   55,781
   Abbott Laboratories .............................      4,313          192,198
   Adaptec, Inc. ...................................        287            6,529
   ADC Telecommunications, Inc. ....................        945           79,262
   Adobe Systems, Inc. .............................        338           43,940
   Advanced Micro Devices, Inc. ....................        428           33,063
   AES Corp. .......................................      1,192           54,385
   Aetna, Inc. .....................................        394           25,290
   Aflac, Inc. .....................................        747           34,315
   Agilent Technologies, Inc. ......................      1,258           92,778
   Air Products & Chemicals, Inc. ..................        644           19,843
   Alberto-Culver Co. ..............................        156            4,768
   Albertson's, Inc. ...............................      1,189           39,534
   Alcan Aluminum Ltd. .............................        615           19,065
   ALCOA, Inc. .....................................      2,432           70,528
   Allegheny Technologies, Inc. ....................        263            4,734
   Allergan, Inc. ..................................        369           27,491
   Allied Waste Industries, Inc. ...................        530            5,300
   Allstate Corp. ..................................      2,083           46,347
   Alltel Corp. ....................................        881           54,567
   Altera Corp. ....................................        557           56,779
   Alza Corp. ......................................        287           16,969
   Amerada Hess Corp. ..............................        254           15,685
   Ameren Corp. ....................................        385           12,994
   America Online, Inc. ............................      6,425          338,919
   American Electric Power, Inc. ...................      1,143           33,867
   American Express Co. ............................      3,736          194,739
   American General Corp. ..........................        694           42,334
   American Greetings Corp. Cl A ...................        181            3,439
   American Home Products Corp. ....................      3,664          215,260
   American Int'l. Group, Inc. .....................      4,311          506,543
   American Power Conversion .......................        530           21,631
   Amgen, Inc. .....................................      2,866          201,337
   AMR Corp. .......................................        416           10,998
   Amsouth Bancorporation ..........................      1,097           17,278
   Anadarko Petroleum Corp. ........................        357           17,605
   Analog Devices, Inc. ............................        979           74,404
   Andrew Corp. ....................................        231            7,753
   Anheuser-Busch Cos., Inc. .......................      1,263           94,330
   Aon Corp. .......................................        720           22,365
   Apache Corp. ....................................        320           18,820
   Apple Computer, Inc. ............................        904           47,347
   Applied Materials, Inc. .........................      2,259          204,722
   Archer-Daniels-Midland Co. ......................      1,707           16,750
   Armstrong Holdings, Inc. ........................        113            1,730
   Ashland, Inc. ...................................        202            7,083
   Associates First Capital Corp. ..................      2,044           45,607
   AT&T Corp. ......................................     10,527          332,921
   Autodesk, Inc. ..................................        171            5,932
   Automatic Data Processing, Inc. .................      1,755           94,002
   AutoZone, Inc. ..................................        405            8,910
   Avery Dennison Corp. ............................        316           21,212
   Avon Products, Inc. .............................        680           30,260
   Baker Hughes, Inc. ..............................        923           29,536
   Ball Corp .......................................         84            2,704
   Bank of America Corp. ...........................      4,635          199,305
   Bank of New York Co., Inc. ......................      2,066           96,069
   Bank One Corp. ..................................      3,219           85,505
   Bard (C.R.), Inc. ...............................        144            6,930
   Barrick Gold Corp. ..............................      1,107           20,134
   Bausch & Lomb, Inc. .............................        161           12,457
   Baxter International, Inc. ......................        817           57,445
   BB & T Corp. ....................................        975           23,278
   Bear Stearns Cos., Inc. .........................        309           12,862
   Becton Dickinson & Co. ..........................        702           20,139
   Bed Bath & Beyond, Inc. .........................        392           14,210
   BellSouth Corp. .................................      5,283          225,188
   Bemis Co. .......................................        146            4,909
   Best Buy Co., Inc. ..............................        576           36,432
   Bestfoods .......................................        768           53,184
   Bethlehem Steel Corp. ...........................        369            1,315
   Biogen, Inc. ....................................        422           27,219
   Biomet, Inc. ....................................        316           12,146
   Black & Decker Corp. ............................        243            9,553
   Block (H. & R.), Inc. ...........................        274            8,871
   BMC Software, Inc. ..............................        680           24,809
   Boeing Co. ......................................      2,537          106,078
   Boise Cascade Corp. .............................        160            4,140
   Boston Scientific Corp. .........................      1,164           25,535
   Briggs & Stratton Corp. .........................         65            2,226
   Bristol-Myers Squibb Co. ........................      5,517          321,365
   Broadcom Corp. - Cl A ...........................        575          125,889
   Brown-Forman Corp. Cl B .........................        192           10,320
   Brunswick Corp. .................................        258            4,273
   Burlington Northern Santa Fe ....................      1,198           27,479
   Burlington Resources, Inc. ......................        611           23,371
   Cabletron Systems, Inc. .........................        506           12,777
   Campbell Soup Co. ...............................      1,200           34,950
   Capital One Financial Corp. .....................        553           24,678
   Cardinal Health, Inc. ...........................        770           56,980
   Carnival Corp. ..................................      1,731           33,755
   Caterpillar, Inc. ...............................        998           33,807
   Cendant Corp. ...................................      1,995           27,930
   Centex Corp. ....................................        166            3,901
   CenturyTel, Inc. ................................        392           11,270
   Ceridian Corp. ..................................        406            9,769
   Charles Schwab Corp. ............................      3,808          128,044
   Charter One Financial, Inc. .....................        586           13,478
   Chase Manhattan Corp. ...........................      3,471          159,883
   Chevron Corp. ...................................      1,823          154,613
   Chubb Corp. .....................................        494           30,381
   CIGNA Corp. .....................................        455           42,543
   Cincinnati Financial Corp. ......................        460           14,461
   CINergy Corp. ...................................        445           11,320
   Circuit City Group, Inc. ........................        571           18,950
   Cisco Systems, Inc. .............................     19,455        1,236,608
   Citigroup, Inc. .................................      9,438          568,640
   Citrix Systems, Inc. ............................        503            9,526
   Clear Channel Communications ....................        949           71,175
   Clorox Co. ......................................        664           29,756
   CMS Energy Corp. ................................        325            7,191
   Coastal Corp. ...................................        599           36,464
   Coca-Cola Co. ...................................      6,932          398,157
   Coca-Cola Enterprises, Inc. .....................      1,194           19,477
   Colgate-Palmolive Co. ...........................      1,613           96,578
   Columbia Energy Group ...........................        228           14,963
   Comcast Corp. Cl A ..............................      2,511          101,696
   Comerica, Inc. ..................................        439           19,700
   Compaq Computer Corp. ...........................      4,770          121,933
   Computer Associates Intl., Inc ..................      1,648           84,357
   Computer Sciences Corp. .........................        467           34,879
   Compuware Corp. .................................      1,004           10,417
   Comverse Technology Inc. ........................        430           39,990
   Conagra, Inc. ...................................      1,381           26,325
   Conexant Systems, Inc. ..........................        608           29,564
   Conoco, Inc. ....................................      1,757           43,156

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                           Shares        Value
                                                           ------      ---------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Conseco, Inc. ...................................        918        $   8,951
   Consolidated Edison, Inc. .......................        620           18,368
   Consolidated Stores Corp. .......................        310            3,720
   Constellation Energy Group ......................        419           13,644
   Convergys Corp. .................................        440           22,825
   Cooper Industries, Inc. .........................        264            8,597
   Cooper Tire & Rubber Co. ........................        213            2,370
   Coors (Adolph) Co. Cl B .........................        103            6,232
   Corning, Inc. ...................................        771          208,074
   Costco Wholesale Corp. ..........................      1,245           41,085
   Countrywide Credit Industries ...................        318            9,639
   CP&L Energy, Inc. (Holding Co) ..................        448           14,308
   Crane Co. .......................................        185            4,498
   Crown Cork & Seal, Inc. .........................        364            5,460
   CSX Corp. .......................................        613           12,988
   Cummins Engine Co., Inc. ........................        117            3,188
   CVS Corp. .......................................      1,099           43,960
   Dana Corp. ......................................        462            9,789
   Danaher Corp. ...................................        400           19,775
   Darden Restaurants, Inc. ........................        369            5,996
   Deere & Co. .....................................        655           24,235
   Dell Computer Corp. .............................      7,190          354,557
   Delphi Automotive Systems Corp ..................      1,586           23,096
   Delta Air Lines, Inc. ...........................        343           17,343
   Deluxe Corp. ....................................        206            4,854
   Dillard's Inc. Cl A .............................        302            3,700
   Disney (Walt) Co. ...............................      5,788          224,647
   Dollar General Corp. ............................        932           18,174
   Dominion Resources, Inc. ........................        685           29,369
   Donnelley (R.R.) & Sons Co. .....................        355            8,010
   Dover Corp. .....................................        571           23,161
   Dow Chemical Co. ................................      1,890           57,054
   Dow Jones & Co., Inc. ...........................        251           18,386
   DTE Energy Co. ..................................        407           12,439
   Du Pont (E.I.) de Nemours & Co ..................      2,931          128,231
   Duke Energy Corp. ...............................      1,026           57,841
   Dun & Bradstreet Corp. ..........................        452           12,939
   Eastern Enterprises .............................         76            4,788
   Eastman Chemical Co. ............................        220           10,505
   Eastman Kodak Co. ...............................        866           51,527
   Eaton Corp. .....................................        206           13,802
   Ecolab, Inc. ....................................        364           14,219
   Edison International ............................        974           19,967
   El Paso Energy Corp. ............................        640           32,600
   Electronic Data Systems Corp. ...................      1,322           54,533
   EMC Corp. .......................................      6,069          466,934
   Emerson Electric Co. ............................      1,193           72,027
   Engelhard Corp. .................................        354            6,040
   Enron Corp. .....................................      2,047          132,032
   Entergy Corp. ...................................        643           17,482
   Equifax, Inc. ...................................        397           10,421
   Exxon Mobil Corp. ...............................      9,736          764,276
   Fannie Mae ......................................      2,817          147,012
   Federated Department Stores .....................        589           19,879
   FedEx Corp. .....................................        838           31,844
   Fifth Third Bancorp .............................        866           54,775
   First Data Corp. ................................      1,153           57,218
   First Union Corp. ...............................      2,772           68,780
   Firstar Corp. ...................................      2,751           57,943
   FirstEnergy Corp. ...............................        654           15,287
   FleetBoston Financial Corp. .....................      2,520           85,680
   Florida Progress Corp. ..........................        275           12,891
   Fluor Corp. .....................................        213            6,736
   FMC Corp. .......................................         86            4,988
   Ford Motor Co. ..................................      3,389          145,727
   Fort James Corp. ................................        607           14,037
   Fortune Brands, Inc. ............................        460           10,609
   FPL Group, Inc. .................................        503           24,899
   Franklin Resources, Inc. ........................        707           21,475
   Freddie Mac .....................................      1,951           79,016
   Freeport-McMoran Copper Cl B ....................        459            4,246
   Gannett Co., Inc. ...............................        745           44,560
   Gap, Inc. .......................................      2,402           75,063
   Gateway, Inc. ...................................        888           50,394
   General Dynamics Corp. ..........................        563           29,417
   General Electric Co. ............................     27,670        1,466,510
   General Mills, Inc. .............................        815           31,174
   General Motors Corp. ............................      1,496           86,862
   Genuine Parts Co. ...............................        499            9,980
   Georgia-Pacific Group ...........................        480           12,600
   Gillette Co. ....................................      2,920          102,018
   Global Crossing Ltd. ............................      2,472           65,045
   Golden West Financial Corp. .....................        453           18,488
   Goodrich (B.F.) Co. .............................        309           10,525
   Goodyear Tire & Rubber Co. ......................        439            8,780
   GPU, Inc. .......................................        346            9,364
   Grainger (W.W.), Inc. ...........................        262            8,073
   Great Atlantic & Pac. Tea, Inc ..................        108            1,796
   Great Lakes Chemical Corp. ......................        161            5,072
   GTE Corp. .......................................      2,693          167,639
   Guidant Corp. ...................................        862           42,669
   Halliburton Co. .................................      1,240           58,513
   Harcourt General, Inc. ..........................        200           10,875
   Harley-Davidson, Inc. ...........................        848           32,648
   Harrah's Entertainment, Inc. ....................        361            7,558
   Hartford Financial Svs Gp, Inc. .................        601           33,618
   Hasbro, Inc. ....................................        481            7,245
   HCA - The Healthcare Company ....................      1,581           48,023
   HealthSouth Corp. ...............................      1,083            7,784
   Heinz (H.J.) Co. ................................      1,005           43,969
   Hercules, Inc. ..................................        298            4,191
   Hershey Food Corp. ..............................        388           18,818
   Hewlett-Packard Co. .............................      2,797          349,275
   Hilton Hotels Corp. .............................      1,035            9,703
   Home Depot, Inc. ................................      6,461          322,646
   Homestake Mining Co. ............................        731            5,026
   Honeywell International, Inc. ...................      2,221           74,820
   Household International, Inc. ...................      1,319           54,821
   Humana, Inc. ....................................        470            2,291
   Huntington Bancshares, Inc. .....................        645           10,199
   Illinois Tool Works, Inc. .......................        843           48,051
   IMS Health, Inc. ................................        864           15,552
   Inco Ltd. .......................................        539            8,287
   Ingersoll Rand Co. ..............................        459           18,475
   Intel Corp. .....................................      9,366        1,252,117
   International Paper Co. .........................      1,352           40,307
   Interpublic Group of Cos., Inc. .................        844           36,292
   Intl. Business Machines Corp. ...................      4,958          543,211
   Intl. Flavors & Fragrances ......................        295            8,905
   ITT Industries, Inc. ............................        247            7,503
   Jefferson-Pilot Corp. ...........................        294           16,593
   Johnson & Johnson ...............................      3,890          396,294
   Johnson Controls, Inc. ..........................        239           12,264
   Kansas City Southern Inds .......................        310           27,493
   Kaufman & Broad Home Corp. ......................        134            2,655
   Kellogg Co. .....................................      1,138           33,856
   Kerr-McGee Corp. ................................        263           15,501
   KeyCorp .........................................      1,256           22,137
   Kimberly Clark Corp. ............................      1,554           89,161
   KLA Tencor Corp. ................................        505           29,574

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                         Shares          Value
                                                         ------       ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Kmart Corp. .....................................      1,385       $    9,435
   Knight-Ridder, Inc. .............................        217           11,542
   Kohl's Corp. ....................................        914           50,841
   Kroger Co. ......................................      2,334           51,494
   Legget & Platt ..................................        551            9,092
   Lehman Brothers Holdings, Inc. ..................        336           31,773
   Lexmark Int'l Inc. ..............................        359           24,143
   Lilly (Eli) & Co. ...............................      3,159          315,505
   Limited, Inc. ...................................      1,206           26,080
   Lincoln National Corp. ..........................        548           19,797
   Linear Technology Corp. .........................        865           55,306
   Liz Claiborne, Inc. .............................        166            5,852
   Lockheed Martin Corp. ...........................      1,111           27,567
   Loews Corp. .....................................        276           16,560
   Longs Drug Stores Corp. .........................        110            2,393
   Louisiana-Pacific Corp. .........................        299            3,252
   Lowe's Companies, Inc. ..........................      1,072           44,019
   LSI Logic Corp. .................................        859           46,493
   Lucent Technologies .............................      9,107          539,590
   Mallinckrodt, Inc. ..............................        195            8,470
   Manor Care, Inc. ................................        289            2,023
   Marriott International, Inc. ....................        670           24,162
   Marsh & McLennan Cos., Inc. .....................        748           78,119
   Masco Corp. .....................................      1,255           22,668
   Mattel, Inc. ....................................      1,181           15,574
   Maxim Integrated Products, Inc. .................        790           53,671
   May Department Stores Co. .......................        938           22,512
   Maytag Corp. ....................................        237            8,739
   MBIA, Inc. ......................................        279           13,444
   MBNA Corp. ......................................      2,250           61,031
   McDermott International, Inc. ...................        168            1,481
   McDonald's Corp. ................................      3,737          123,087
   McGraw-Hill Cos., Inc. ..........................        550           29,700
   McKesson HBOC, Inc. .............................        790           16,541
   Mead Corp. ......................................        288            7,272
   Medimmune, Inc. .................................        584           43,216
   Medtronic, Inc. .................................      3,354          167,071
   Mellon Financial Corp. ..........................      1,374           50,065
   Merck & Co., Inc. ...............................      6,431          492,775
   Mercury Interactive Corp. .......................        210           20,318
   Meredith Corp. ..................................        145            4,894
   Merrill Lynch & Co., Inc. .......................      1,085          124,775
   MGIC Investment Corp. ...........................        297           13,514
   Micron Technology, Inc. .........................      1,552          136,673
   Microsoft Corp. .................................     14,718        1,177,402
   Millipore Corp. .................................        127            9,573
   Minnesota Mining & Mfg. Co. .....................      1,107           91,328
   Molex Inc., Cl A ................................        550           26,469
   Morgan (J.P.) & Co., Inc. .......................        454           49,997
   Morgan Stanley Dean Witter ......................      3,165          263,486
   Motorola, Inc. ..................................      6,019          174,927
   Nabisco Group Holdings ..........................        916           23,759
   National City Corp. .............................      1,730           29,518
   National Semiconductor Corp. ....................        481           27,297
   National Service Industries .....................        114            2,223
   Navistar International Corp. ....................        179            5,560
   NCR Corp. .......................................        271           10,552
   Network Appliance, Inc. .........................        852           68,586
   New Century Energies, Inc. ......................        324            9,720
   New York Times Co. Cl A .........................        480           18,960
   Newell Rubbermaid, Inc. .........................        745           19,184
   Newmont Mining Corp. ............................        470           10,164
   Nextel Communications, Inc. .....................      2,121          129,779
   Niagara Mohawk Holdings, Inc. ...................        525            7,317
   Nicor, Inc. .....................................        132            4,307
   Nike, Inc. Cl B .................................        785           31,253
   Nordstrom, Inc. .................................        388            9,361
   Norfolk Southern Corp. ..........................      1,068           15,887
   Nortel Networks Corp. Holding ...................      8,285          565,451
   Northern States Power Co. .......................        434            8,761
   Northern Trust Corp. ............................        624           40,599
   Northrop Grumman Corp. ..........................        195           12,919
   Novell, Inc. ....................................        934            8,640
   Novellus Systems, Inc. ..........................        365           20,645
   Nucor Corp. .....................................        244            8,098
   Occidental Petroleum Corp. ......................      1,031           21,715
   Office Depot, Inc. ..............................        923            5,769
   Old Kent Financial Corp. ........................        384           10,280
   Omnicom Group, Inc. .............................        498           44,353
   Oneok, Inc. .....................................         88            2,283
   Oracle Corp. ....................................      7,938          667,288
   Owens Corning ...................................        154            1,425
   Owens-Illinois, Inc. ............................        421            4,920
   Paccar, Inc. ....................................        220            8,731
   Pactiv Corp. ....................................        480            3,780
   Paine Webber Group, Inc. ........................        401           18,246
   Pall Corp. ......................................        349            6,457
   Parametric Technology Corp. .....................        756            8,316
   Parker Hannifin Corp. ...........................        314           10,755
   Paychex, Inc. ...................................      1,038           43,596
   PE Corp-PE Biosystems Group .....................        578           38,076
   Peco Energy Co. .................................        474           19,108
   Penney (J.C.) Co., Inc. .........................        730           13,459
   Peoples Energy Corp. ............................         99            3,205
   Peoplesoft, Inc. ................................        753           12,613
   PepsiCo, Inc. ...................................      4,030          179,083
   Perkin Elmer, Inc. ..............................        129            8,530
   Pfizer, Inc. ....................................     17,605          845,040
   PG & E Corp. ....................................      1,077           26,521
   Pharmacia Corp. .................................      3,550          183,491
   Phelps Dodge Corp. ..............................        227            8,452
   Phillip Morris Cos., Inc. .......................      6,395          169,867
   Phillips Petroleum Co. ..........................        711           36,039
   Pinnacle West Capital Corp. .....................        238            8,062
   Pitney Bowes, Inc. ..............................        745           29,800
   Placer Dome, Inc. ...............................        913            8,731
   PNC Financial Services Group ....................        825           38,672
   Polaroid Corp. ..................................        125            2,258
   Potlatch Corp. ..................................         81            2,683
   PPG Industries, Inc. ............................        488           21,625
   PPL Corporation .................................        403            8,841
   Praxair, Inc. ...................................        445           16,660
   Price (T. Rowe) Associates ......................        336           14,280
   Proctor & Gamble Co. ............................      3,658          209,421
   Progressive Corp. of Ohio .......................        205           15,170
   Providian Financial Corp. .......................        398           35,820
   Public Svc. Enterprise Group ....................        613           21,225
   Pulte Corp. .....................................        122            2,638
   Quaker Oats Co. .................................        376           28,247
   Qualcomm, Inc. ..................................      2,063          123,780
   Quintiles Transnational Corp. ...................        323            4,562
   Radioshack Corp. ................................        542           25,677
   Ralston Purina Co. ..............................        856           17,067
   Raytheon Co. ....................................        949           18,268
   Reebok International Ltd. .......................        158            2,518
   Regions Financial Corp. .........................        613           12,183
   Reliant Energy, Inc. ............................        830           24,537
   Rite-Aid Corp. ..................................        727            4,771

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                          Shares         Value
                                                          ------      ----------
INDEXED ASSETS (CONTUNUED):
COMMON STOCKS (CONTUNUED)
   Rockwell Intl., Corp. ...........................        534       $   16,821
   Rohm Haas Co. ...................................        614           21,183
   Rowan Cos., Inc. ................................        259            7,867
   Royal Dutch Petroleum Co. N.Y ...................      5,997          369,190
   Russell Corp. ...................................         93            1,860
   Ryder System, Inc. ..............................        180            3,409
   Sabre Group Holdings, Inc. ......................        363           10,346
   Safeco Corp. ....................................        365            7,254
   Safeway, Inc. ...................................      1,388           62,634
   Sanmina Corp. ...................................        415           35,483
   Sapient Corp. ...................................        160           17,110
   Sara Lee Corp. ..................................      2,432           46,968
   SBC Communications, Inc. ........................      9,514          411,481
   Schering-Plough Corp. ...........................      4,095          206,798
   Schlumberger, Ltd. ..............................      1,592          118,803
   Scientific-Atlanta, Inc. ........................        442           32,929
   Seagate Technology ..............................        635           34,925
   Seagram Co. Ltd. (The) ..........................      1,216           70,528
   Sealed Air Corp. New ............................        235           12,308
   Sears Roebuck & Co. .............................        986           32,168
   Sempra Energy ...................................        573            9,741
   Sherwin-Williams Co. ............................        465            9,852
   Siebel Systems, Inc. ............................        558           91,268
   Sigma-Aldrich Corp. .............................        238            6,962
   SLM Holding Corp. ...............................        447           16,735
   Snap-On, Inc. ...................................        164            4,367
   Solectron Corp. .................................      1,644           68,843
   Southern Co. ....................................      1,814           42,289
   Southtrust Corp .................................        470           10,634
   Southwest Airlines Co. ..........................      1,416           26,816
   Springs Industries, Inc. Cl A ...................         50            1,609
   Sprint Corp. (FON Group) ........................      2,446          124,746
   Sprint Corp. (PCS Group) ........................      2,560          152,320
   St. Jude Medical, Inc. ..........................        236           10,827
   St. Paul Companies, Inc. ........................        593           20,236
   Stanley Works ...................................        251            5,961
   Staples, Inc. ...................................      1,303           20,034
   Starbucks Corp. .................................        513           19,590
   State Street Corp. ..............................        449           47,622
   Summit Bancorp ..................................        490           12,066
   Sun Microsystems, Inc. ..........................      4,437          403,490
   Sunoco, Inc. ....................................        253            7,448
   Suntrust Banks, Inc. ............................        846           38,652
   Supervalu, Inc. .................................        392            7,473
   Synovus Financial Corp. .........................        785           13,836
   Sysco Corp. .....................................        924           38,924
   Target Corp. ....................................      1,275           73,950
   Tektronix, Inc. .................................        133            9,842
   Tellabs, Inc. ...................................      1,145           78,361
   Temple-Inland, Inc. .............................        156            6,552
   Tenet Healthcare Corp. ..........................        874           23,598
   Teradyne, Inc. ..................................        480           35,280
   Texaco, Inc. ....................................      1,552           82,644
   Texas Instruments, Inc. .........................      4,577          314,383
   Textron, Inc. ...................................        417           22,648
   Thermo Electron Corp. ...........................        444            9,352
   Thomas & Betts Corp. ............................        163            3,117
   Tiffany & Co. ...................................        200           13,500
   Time Warner, Inc. ...............................      3,680          279,680
   Timken Co. ......................................        174            3,241
   TJX Companies, Inc. .............................        870           16,313
   Torchmark Corp. .................................        369            9,110
   Tosco Corp. .....................................        403           11,410
   Toys R Us, Inc. .................................        605            8,810
   Transocean Sedco Forex, Inc. ....................        582           31,101
   Tribune Co. .....................................        863           30,188
   Tricon Global Restaurants Inc. ..................        431           12,176
   TRW, Inc. .......................................        341           14,791
   Tupperware Corp. ................................        161            3,542
   TXU Corp. .......................................        738           21,771
   Tyco International Ltd. .........................      4,739          224,510
   U.S. Bancorp ....................................      2,103           40,483
   U.S. West, Inc. .................................      1,418          121,594
   Unicom Corp. ....................................        497           19,228
   Unilever N.V ....................................      1,604           68,972
   Union Carbide Corp. .............................        376           18,612
   Union Pacific Corp. .............................        697           25,920
   Union Pacific Resources Group ...................        707           15,554
   Union Planters Corp. ............................        396           11,063
   Unisys Corp. ....................................        870           12,669
   United Technologies Corp. .......................      1,316           77,480
   UnitedHealth Group Inc. .........................        454           38,931
   Unocal Corp. ....................................        680           22,525
   UNUMProvident Corp. .............................        674           13,522
   US Airways Group Inc. ...........................        201            7,839
   UST, Inc. .......................................        480            7,050
   USX-Marathon Group ..............................        872           21,855
   USX-U.S. Steel Group ............................        248            4,604
   V F Corp. .......................................        331            7,882
   Veritas Software Corp. ..........................      1,093          123,526
   Verizon Communications ..........................      4,323          219,662
   Viacom, Inc. Cl B ...............................      4,276          291,570
   Visteon Corp. ...................................        364            4,410
   Vulcan Materials Co. ............................        280           11,953
   W.R. Grace & Co. ................................        201            2,437
   Wachovia Corp. ..................................        568           30,814
   Walgreen Co. ....................................      2,816           90,640
   Wal-Mart Stores, Inc. ...........................     12,465          718,296
   Washington Mutual, Inc. .........................      1,532           44,237
   Waste Management, Inc. ..........................      1,738           33,022
   Watson Pharmaceuticals, Inc. ....................        269           14,459
   Wellpoint Health Networks Inc. ..................        179           12,966
   Wells Fargo & Company ...........................      4,506          174,608
   Wendy's International, Inc. .....................        335            5,967
   Westvaco Corp. ..................................        282            6,997
   Weyerhaeuser Co. ................................        659           28,337
   Whirlpool Corp. .................................        208            9,698
   Willamette Industries, Inc. .....................        313            8,529
   Williams Cos., Inc. .............................      1,220           50,859
   Winn-Dixie Stores, Inc. .........................        417            5,968
   WorldCom Inc. ...................................      8,007          367,321
   Worthington Industries, Inc. ....................        251            2,636
   Wrigley (Wm.) Jr. Co. ...........................        325           26,061
   Xerox Corp. .....................................      1,864           38,678
   Xilinx, Inc. ....................................        895           73,893
   Yahoo!, Inc. ....................................      1,519          188,166
   Young & Rubicam, Inc. ...........................        195           11,152
                                                                      ----------
 TOTAL INDEXED ASSETS--COMMON STOCKS
 (Cost: $33,322,992) 96.8% .........................                  35,115,205
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                             Face
                                       Rate     Maturity    Amount      Value
                                      -------   ---------  --------  -----------
ACTIVE PORTION:
SHORT-TERM DEBT SECURITIES:
U. S. GOVERNMENT (0.2%)
   U.S. Treasury Bill(a) .............  5.54%   07/27/00   $ 50,000  $    49,798
   U.S. Treasury Bill(a) .............  5.58    09/07/00     10,000        9,891
                                                                     -----------
                                                                          59,689
                                                                     -----------
COMMERCIAL PAPER (3.0%)
   General Motors Acceptance Corp. ...  6.95     07/07/0    595,000      594,311
   SBC Communications, Inc. ..........  6.83     07/03/0    500,000      499,810
                                                                     -----------
                                                                       1,094,121
                                                                     -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $1,153,813) 3.2% .........................................   1,153,810

TOTAL INVESTMENTS
   (Cost: $34,476,805) 100.0% ...................................... $36,269,015
                                                                     ===========

-------------
FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2000:

                                                      Expiration    Underlying Face  Unrealized
                                                         Date       Amount at Value    (Loss)
                                                    -------------  ---------------   ----------
PURCHASED
   3 S&P 500 Stock Index Futures Contracts .......  September 2000    $1,101,075       $(7,550)
                                                                      ==========      ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 3.0%.

-------------
(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                            June 30, 2000 (Unaudited)

                                                                                         Face
                                                               Rate       Maturity      Amount         Value
                                                              -------    ----------   ----------   ------------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (15.7%)
   U.S. Treasury Bond .......................................   7.13%     02/15/23   $1,500,000     $ 1,667,115
   U.S. Treasury Bond .......................................   6.13      11/15/27    2,000,000       1,995,620
   U.S. Treasury Note .......................................   6.63      04/30/02      500,000         501,560
                                                                                                    -----------
                                                                                                      4,164,295
                                                                                                    -----------
AGENCIES/OTHER GOVT'S. (11.5%)
   FHLMC ....................................................   6.50      10/15/06      140,379         139,588
   FHLMC ....................................................   7.63      09/09/09      500,000         492,970
   FNMA .....................................................   7.00      11/25/05      299,033         298,005
   FNMA .....................................................   8.00      07/15/06      161,371         163,085
   FNMA .....................................................   7.00      10/25/07    1,000,000         991,560
   Republic of Iceland ......................................   6.13      02/01/04    1,000,000         969,880
                                                                                                    -----------
                                                                                                      3,055,088
                                                                                                    -----------
BASIC MATERIALS (8.8%)
   Cytec Industries, Inc. ...................................   6.85      05/11/05      500,000         455,280
   Georgia-Pacific Group ....................................   8.63      04/30/25      250,000         233,810
   Millennium America Inc. ..................................   7.63      11/15/26    1,000,000         724,060
   Praxair, Inc. ............................................   6.90      11/01/06      500,000         468,585
   Solutia, Inc. ............................................   6.72      10/15/37      500,000         471,795
                                                                                                    -----------
                                                                                                      2,353,530
                                                                                                    -----------
CONSUMER, CYCLICAL (14.9%)
   Fruit of the Loom, Inc. ..................................   7.00      03/15/11      250,000          85,000
   Fruit of the Loom, Inc. ..................................   7.38      11/15/23      250,000         126,250
   Hasbro, Inc. .............................................   8.50      03/15/06      500,000         494,140
   Kellwood, Co. ............................................   7.88      07/15/09    1,000,000         874,200
   Oakwood Homes Corp. ......................................   8.13      03/01/09    1,000,000         943,327
   Polaroid Corp. ...........................................   7.25      01/15/07      250,000         217,413
   Pulte Corp. ..............................................   7.63      10/15/17      500,000         397,920
   Tommy Hilfiger USA, Inc. .................................   6.50      06/01/03      500,000         380,000
   Venator Group, Inc. ......................................   7.00      10/15/02      500,000         450,000
                                                                                                    -----------
                                                                                                      3,968,250
                                                                                                    -----------
CONSUMER, NON-CYCLICAL (3.9%)
   Supervalu, Inc. ..........................................   8.88      11/15/22    1,000,000       1,035,830
                                                                                                    -----------
ENERGY (5.5%)
   Arco Chemical Co. ........................................  10.25      11/01/10      500,000         491,450
   Columbia Energy Group ....................................   6.61      11/28/02    1,000,000         971,960
                                                                                                    -----------
                                                                                                      1,463,410
                                                                                                    -----------
FINANCIAL (18.1%)
   Bear Stearns Cos., Inc. ..................................   6.63      10/01/04    1,000,000         954,740
   Chase Manhattan Corp. ....................................   6.88      12/12/12    1,000,000         925,590
   Executive Risk, Inc. .....................................   7.13      12/15/07      500,000         493,030
   First American Corp. .....................................   7.55      04/01/28      500,000         438,400
   Fremont General Corp. ....................................   7.70      03/17/04      500,000         200,000
   Harleysville Group Inc. ..................................   6.75      11/15/03      250,000         242,293
   Lehman Brothers Holdings, Inc. ...........................   0.00      07/28/28    1,000,000         103,440
   Morgan (J.P.) & Co., Inc. ................................   0.00      04/15/27    2,500,000         285,525

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                            June 30, 2000 (Unaudited)

                                                                                        Face
                                                               Rate      Maturity      Amount         Value
                                                              -------    --------    ---------     -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
   Nationwide Health Properties .............................  7.90%     11/20/06    $ 500,000     $   460,405
   Rank Group Financial .....................................  6.75      11/30/04      500,000         462,195
   Triad Guaranty ...........................................  7.90      01/15/28      250,000         243,165
                                                                                                   -----------
                                                                                                     4,808,783
                                                                                                   -----------
HEALTHCARE (3.6%)
   Bausch & Lomb, Inc. ......................................  6.38      08/01/03      500,000         482,065
   Bausch & Lomb, Inc. ......................................  6.75      12/15/04      500,000         475,930
                                                                                                   -----------
                                                                                                       957,995
                                                                                                   -----------
INDUSTRIAL  (12.5%)
   Clark Equipment Co. ......................................  8.35      05/15/23      500,000         499,975
   Geon Co. .................................................  7.50      12/15/15      250,000         236,762
   Owens Corning ............................................  7.00      03/15/09    1,000,000         691,640
   Thermo Electron Corp. ....................................  4.25      01/01/03    1,000,000         922,500
   Williams Cos., Inc. ......................................  6.50      11/15/02    1,000,000         975,570
                                                                                                   -----------
                                                                                                     3,326,447
                                                                                                   -----------
UTILITIES (1.7%)
   UtiliCorp United, Inc. ...................................  8.00      03/01/23      500,000         466,220
                                                                                                   -----------

TOTAL LONG-TERM DEBT SECURITIES (Cost: $27,529,744) 96.2% ....................................      25,599,848
                                                                                                   -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.8%)
   General Motors Acceptance Corp. ..........................  6.95      07/07/00      450,000         449,479
   IBM Credit Corp. .........................................  6.70      07/03/00      558,000         557,792
                                                                                                   -----------
                                                                                                     1,007,271
                                                                                                   -----------
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,007,271) 3.8% .....................................       1,007,271
                                                                                                   -----------

TOTAL INVESTMENTS 100.0% (Cost: $28,537,015) .................................................     $26,607,119
                                                                                                   ===========

-------------
Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                            June 30, 2000 (Unaudited)

                                                                   Discount                  Face
                                                         Rating*     Rate       Maturity     Amount       Value
                                                        --------   --------     --------  ------------------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER 100%
   Alabama Power Co. ................................     A1/P1      6.54%      07/14/00  $1,000,000   $   997,631
   American Express Credit Corp. ....................     A1/P1      6.56       07/24/00     470,000       468,016
   American Express Credit Corp. ....................     A1/P1      6.56       07/25/00     405,000       403,217
   Associates Corp. North America ...................    A1+/P1      6.52       08/07/00   1,500,000     1,489,904
   AT&T Corp. .......................................    A1+/P1      6.61       08/01/00   1,500,000     1,491,413
   Becton Dickinson & Co. ...........................     A1/P1      6.54       07/13/00   1,150,000     1,147,473
   Bell Atlantic Network Funding Corp. ..............    A1+/P1      6.50       07/28/00     790,000       786,133
   Bell South Telecommunications Corp. ..............    A1+/P1      6.30       07/05/00     506,000       505,642
   Bell South Capital Funding Corp. .................    A1+/P1      6.52       08/15/00     750,000       743,875
   Bemis, Inc. ......................................     A1/P1      6.53       08/11/00   1,570,000     1,558,290
   Coca Cola ........................................    A1+/P1      6.58       08/01/00     168,000       167,043
   Coca Cola ........................................    A1+/P1      6.58       08/07/00     740,000       734,961
   DaimlerChrysler NA Holdings Corp. ................     A1/P1      6.53       08/14/00   1,000,000       991,993
   Donnelley (RR) & Sons Co. ........................     A1/P1      6.40       07/05/00   1,500,000     1,498,922
   Du Pont (E.I.) de Nemours ........................    A1+/P1      6.58       08/02/00     900,000       894,707
   Du Pont (E.I.) de Nemours ........................    A1+/P1      6.56       07/21/00     697,000       694,445
   Ford Motor Credit Co., Inc. Puerto Rico ..........     A1/P1      6.44       07/06/00   1,580,000     1,578,572
   Gannett, Inc. ....................................    A1+/P1      6.50       07/10/00   1,250,000     1,247,952
   General Electric Capital Corp. ...................    A1+/P1      6.54       08/08/00     590,000       585,909
   Grainger (W.W.), Inc. ............................    A1+/P1      6.53       07/17/00   1,460,000     1,455,726
   Great Lakes Chemical Corp. .......................     A1/P1      6.55       08/07/00   1,500,000     1,489,869
   Heinz (H.J.) Co. .................................     A1/P1      6.53       07/13/00   1,425,000     1,421,876
   Kansas City Power & Light Co. ....................     A1/P1      6.55       08/22/00     891,000       882,547
   Kimberly-Clark Corp. .............................    A1+/P1      6.52       07/25/00     964,000       959,788
   Kimberly-Clark Corp. .............................    A1+/P1      6.54       08/04/00     375,000       372,674
   Motorola, Inc. ...................................    A1+/P1      6.54       08/18/00   1,417,000     1,404,617
   New York Times Co. ...............................     A1/P1      6.53       08/03/00   1,025,000     1,018,837
   New York Times Co. ...............................     A1/P1      6.52       08/04/00     800,000       795,053
   Northern States Power Co. ........................    A1+/P1      6.53       07/05/00   1,515,000     1,513,891
   Potomac Electric Power Co. .......................     A1/P1      6.53       07/28/00     740,000       736,369
   Potomac Electric Power Co. .......................     A1/P1      6.60       08/07/00     980,000       973,349
   7-Eleven Inc. ....................................    A1+/P1      6.50       07/03/00     650,000       649,763
   SBC Communications, Inc. .........................    A1+/P1      6.30       07/06/00   1,505,000     1,503,668
   Sherwin-Williams Co. .............................     A1/P1      6.55       08/02/00     798,000       793,345
   Snap-On, Tools Corp. .............................    A1+/P1      6.58       07/11/00   1,500,000     1,497,238
   Unilever Capital Corp. ...........................    A1+/P1      6.45       07/11/00   1,500,000     1,497,287
   Wal-Mart Stores, Inc. ............................    A1+/P1      6.51       07/25/00   1,000,000       995,631
   Washington Post Co. ..............................    A1+/P1      6.53       08/01/00   1,500,000     1,491,525
   Wisconson Energy Corp. ...........................    A1+/P1      6.53       07/19/00   1,230,000     1,225,971
                                                                                                       -----------

Total Short-Term Debt Securities (Cost: $40,665,122) 100% ..........................................   $40,665,122
                                                                                                       ===========

-------------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services, Inc.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2000 (Unaudited)

                                                         All America     Equity Index          Bond           Money Market
                                                            Fund             Fund              Fund               Fund
                                                        ------------     -------------     -----------        -----------
ASSETS:
Investments at market value (Notes 1 and 3)
   (Cost:
   All America Fund -- $51,529,161
   Equity Index Fund -- $34,476,805
   Bond Fund -- $28,537,015
   Money Market Fund-- $40,665,122) ...................  $68,998,175      $36,269,015       $26,607,119       $40,665,122
Cash ..................................................      261,169            7,325             5,463            56,770
Interest and dividends receivable .....................       49,116           27,746           432,016                --
Receivable for securities sold ........................      676,744           66,773                --                --
Shareholder subscriptions receivable ..................           --               --                --            49,838
                                                         -----------      -----------       -----------       -----------
TOTAL ASSETS ..........................................   69,985,204       36,370,859        27,044,598        40,771,730
                                                         -----------      -----------       -----------       -----------
LIABILITIES:
Payable for securities purchased ......................    1,305,239          142,121                --                --
Dividend payable to shareholders ......................        2,790            1,105             7,237             7,707
Shareholder redemptions payable .......................           --               --                --            25,000
Accrued expenses ......................................          747              100                93               201
                                                         -----------      -----------       -----------       -----------
TOTAL LIABILITIES .....................................    1,308,776          143,326             7,330            32,908
                                                         -----------      -----------       -----------       -----------
NET ASSETS ............................................  $68,676,428      $36,227,533       $27,037,268       $40,738,822
                                                         ===========      ===========       ===========       ===========
SHARES OUTSTANDING (Note 4) ...........................    3,993,684        3,387,228         2,889,980         3,900,931
                                                         ===========      ===========       ===========       ===========
NET ASSET VALUE PER SHARE .............................       $17.20           $10.70             $9.36            $10.44
                                                              ======           ======             =====            ======

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 2000 (Unaudited)

                                                      All America     Equity Index        Bond       Money Market
                                                          Fund             Fund           Fund           Fund
                                                      ------------    -------------    -----------   -------------
INVESTMENT INCOME (Note 1):
   Dividends ......................................   $    348,603    $    177,970    $         --    $         --
   Interest .......................................        195,700          36,430       1,072,286       1,049,450
                                                      ------------    ------------    ------------    ------------
 Total Investment Income ..........................        544,303         214,400       1,072,286       1,049,450
                                                      ------------    ------------    ------------    ------------
Expenses (Note 2):
   Investment management fees .....................        198,567          20,544          60,338          34,362
   Directors' (independent) fees and expenses .....         16,709          16,708          16,708          16,709
   Custodian expenses .............................         38,686          22,108           2,024           2,356
   Accounting expenses ............................         15,000          11,000          15,000          15,000
   Transfer agent fees ............................         17,044          12,680          15,967          18,411
   Registration fees and expenses .................         17,545          14,758          14,312          10,978
   Audit ..........................................          6,075           2,700           2,025           2,700
   Printing .......................................          6,515           2,875           2,425           2,625
   Other ..........................................          3,505           1,135           1,250           1,305
                                                      ------------    ------------    ------------    ------------
Total Expenses before reimbursement ...............        319,646         104,508         130,049         104,446
Expense reimbursement .............................           (448)        (51,093)        (36,190)        (35,721)
                                                      ------------    ------------    ------------    ------------
Net Expenses ......................................        319,198          53,415          93,859          68,725
                                                      ------------    ------------    ------------    ------------
NET INVESTMENT INCOME .............................        225,105         160,985         978,427         980,725
                                                      ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):
Net realized gain (loss) from security transactions     15,141,754         324,699          (5,428)           (234

Net unrealized appreciation (depreciation)
   of investments .................................    (12,068,028)       (230,234)       (351,288)             50
                                                      ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .................................      3,073,726          94,465        (356,716)           (184)
                                                      ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................   $  3,298,831    $    255,450    $    621,711    $    980,541
                                                      ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               All America Fund                  Equity Index Fund
                                                       -------------------------------   -------------------------------
                                                         For the Six     For the Year       For the Six     For the Year
                                                        Months Ended        Ended          Months Ended        Ended
                                                        June 30, 2000    December 31,      June 30, 2000    December 31,
                                                         (Unaudited)         1999           (Unaudited)        1999(a)
                                                       -------------     -------------    --------------    ------------
FROM OPERATIONS:
   Net investment income .............................  $    225,105     $    321,561       $   160,985       $   210,780
   Net realized gain (loss) on investments ...........    15,141,754        9,735,794           324,699           194,402
   Net unrealized appreciation (depreciation)
     of investments ..................................   (12,068,028)       4,620,245          (230,234)        2,022,444
                                                        ------------     ------------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................     3,298,831       14,677,600           255,450         2,427,626
                                                        ------------     ------------       -----------       -----------
Dividend Distributions (Note 6):
   From net investment income ........................      (212,540)        (313,199)         (152,637)         (206,332)
   From capital gains ................................            --       (9,376,382)               --           (54,088)
                                                        ------------     ------------       -----------       -----------
Total Distributions ..................................      (212,540)      (9,689,581)         (152,637)         (260,420)
                                                        ------------     ------------       -----------       -----------
CAPITAL SHARE TRANSACTIONS (Note 4):
   Net Proceeds from sale of shares ..................    19,420,718        5,281,443         7,113,109        27,076,821
   Dividend reinvestments ............................       209,750        9,579,059           151,532           259,510
   Cost of shares redeemed ...........................   (26,406,332)     (18,282,044)         (618,458)          (25,000)
                                                        ------------     ------------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ....................    (6,775,864)      (3,421,542)        6,646,183        27,311,331
                                                        ------------     ------------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS ................    (3,689,573)       1,566,477         6,748,996        29,478,537
NET ASSETS, BEGINNING OF PERIOD/YEAR .................    72,366,001       70,799,524        29,478,537                --
                                                        ------------     ------------       -----------       -----------
NET ASSETS, END OF PERIOD/YEAR .......................  $ 68,676,428     $ 72,366,001       $36,227,533       $29,478,537
                                                        ============     ============       ===========       ===========
COMPONENTS OF NET ASSETS:
   Paid-in capital ...................................  $ 34,898,869     $ 41,674,733       $33,957,514       $27,311,331
   Accumulated undistributed net investment
     income ..........................................        14,275            1,710            12,796             4,448
   Accumulated undistributed net realized
     gain(loss) on investments .......................    16,294,270        1,152,516           465,013           140,314
   Unrealized appreciation (depreciation)
     of investments ..................................    17,469,014       29,537,042         1,792,210         2,022,444
                                                        ------------     ------------       -----------       -----------
NET ASSETS, END OF PERIOD/YEAR .......................  $ 68,676,428     $ 72,366,001       $36,227,533       $29,478,537
                                                        ============     ============       ===========       ===========

-------------
(a) Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Bond Fund                     Money Market Fund
                                                        ------------------------------     ------------------------------
                                                          For the Six     For the Year      For the Six     For the Year
                                                         Months Ended        Ended         Months Ended        Ended
                                                         June 30, 2000    December 31,     June 30, 2000    December 31,
                                                          (Unaudited)         1999          (Unaudited)         1999
                                                        --------------   -------------     -------------    -------------
FROM OPERATIONS:
   Net investment income .............................    $  978,427      $ 1,681,213      $    980,725       $   805,566
   Net realized gain (loss) on investments ...........        (5,428)         (77,457)             (234)              (43)
   Net unrealized appreciation (depreciation)
     of investments ..................................      (351,288)      (2,560,834)               50               (50)
                                                         -----------      -----------      ------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................       621,711         (957,078)          980,541           805,473
                                                         -----------      -----------      ------------       -----------
Dividend Distributions (Note 6):
   From net investment income ........................      (884,808)      (1,688,057)         (931,772)         (800,206)
   From capital gains ................................            --          (16,659)               --                --
                                                         -----------      -----------      ------------       -----------
Total Distributions ..................................      (884,808)      (1,704,716)         (931,772)         (800,206)
                                                         -----------      -----------      ------------       -----------
CAPITAL SHARE TRANSACTIONS (Note 4):
   Net Proceeds from sale of shares ..................       480,958        5,911,602        19,618,275        29,396,830
   Dividend reinvestments ............................       877,571        1,690,023           927,442           785,550
   Cost of shares redeemed ...........................    (2,779,448)      (1,453,099)      (10,027,390)       (6,528,017)
                                                         -----------      -----------      ------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ....................    (1,420,919)       6,148,526        10,518,327        23,654,363
                                                         -----------      -----------      ------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS ................    (1,684,016)       3,486,732        10,567,096        23,659,630
NET ASSETS, BEGINNING OF PERIOD/YEAR .................    28,721,284       25,234,552        30,171,726         6,512,096
                                                         -----------      -----------      ------------       -----------
NET ASSETS, END OF PERIOD/YEAR .......................   $27,037,268      $28,721,284      $ 40,738,822       $30,171,726
                                                         ===========      ===========      ============       ===========
COMPONENTS OF NET ASSETS:
   Paid-in capital ...................................   $29,178,630      $30,599,549      $ 40,684,393       $30,166,066
   Accumulated undistributed net investment
     income ..........................................        80,244          (13,375)           54,894             5,941
   Accumulated undistributed net realized
     gain(loss) on investments .......................      (291,710)        (286,283)             (465)             (231)
   Unrealized appreciation (depreciation) of
     investments .....................................    (1,929,896)      (1,578,607)               --               (50)
                                                         -----------      -----------      ------------       -----------
 NET ASSETS, END OF PERIOD/YEAR ......................   $27,037,268      $28,721,284      $ 40,738,822       $30,171,726
                                                         ===========      ===========      ============       ===========

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

                                                              All America Fund                           Equity Index Fund
                                               -----------------------------------------------       -------------------------
                                                Six Months                                            Six Months
                                                  Ended                                                 Ended         Year
                                                 June 30,         Years Ended December 31,             June 30,      Ended
SELECTED PER SHARE AND                            2000      ---------------------------------           2000      December 31,
SUPPLEMENTARY DATA:                            (Unaudited)   1999     1998     1997    1996(e)       (Unaudited)     1999(d)
-------------------                            -----------   ----     ----     ----    -------       -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR .....   $16.47    $15.08   $12.65   $10.98   $10.00          $10.80        $10.00
                                                  ------    ------   ------   ------   ------          ------        ------
Income from investment operations:
Net investment income .........................     0.05      0.09     0.07     0.08     0.06            0.05          0.08
Net gains or losses on securities -- realized
   and unrealized .............................     0.73      3.81     2.57     2.77     0.98           (0.10)         0.82
                                                  ------    ------   ------   ------   ------          ------        ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.78      3.90     2.64     2.85     1.04           (0.05)         0.90
                                                  ------    ------   ------   ------   ------          ------        ------
Less dividend distributions:
From net investment income ....................    (0.05)    (0.08)   (0.08)   (0.08)   (0.06)          (0.05)        (0.08)
From capital gains ............................       --     (2.43)   (0.13)   (1.10)      --              --         (0.02)
                                                  ------    ------   ------   ------   ------          ------        ------
TOTAL DISTRIBUTIONS ...........................    (0.05)    (2.51)   (0.21)   (1.18)   (0.06)          (0.05)        (0.10)
                                                  ------    ------   ------   ------   ------          ------        ------
NET ASSET VALUE, END OF PERIOD/YEAR ...........   $17.20    $16.47   $15.08   $12.65   $10.98          $10.70        $10.80
                                                  ======    ======   ======   ======   ======          ======        ======
Total return (%) (b) ..........................      4.7      26.0     21.0     26.0     10.4            (0.5)          9.0
Net assets, end of year ($ millions) ..........     68.7      72.4     70.8     56.7     55.5            36.2          29.5
Ratio of net investment income to average net
   assets (%) .................................     0.57(a)   0.51     0.55    0.59      0.95(a)         0.98(a)       1.22(a)
Ratio of expenses to average net assets (%). ..     0.81(a)   0.85     0.84     0.84     0.87(a)         0.64(a)       0.63(a)
Ratio of expenses to average net assets after
  expense reimbursement (%) .....................   0.81(a)   0.84     0.82     0.81     0.85(a)         0.33(a)       0.32(a)
Portfolio turnover rate (%) (c) ...............    46.10     34.89    41.25    35.96     9.33            1.53          5.67


                                                                  Bond Fund
                                                ---------------------------------------------
                                                Six Months
                                                   Ended
                                                  June 30,        Years Ended December 31,
SELECTED PER SHARE AND                             2000      ---------------------------------
SUPPLEMENTARY DATA:                             (Unaudited)  1999     1998     1997    1996(e)
-------------------                             -----------  ----     ----     ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR .....   $ 9.45    $10.41  $10.41   $10.13    $10.01
                                                  ------    ------  ------   ------    ------
Income from investment operations:
Net investment income .........................     0.36      0.60    0.61     0.59      0.38
Net gains or losses on securities -- realized
    and unrealized ............................    (0.13)    (0.87)   0.24     0.29      0.12
                                                  ------    ------  ------   ------    ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.23     (0.27)   0.85     0.88      0.50
                                                  ------    ------  ------   ------    ------
Less dividend distributions:
From net investment income ....................    (0.32)    (0.60)  (0.62)   (0.59)    (0.38)
From capital gains ............................       --     (0.09)  (0.23)   (0.01)       --
                                                  ------    ------  ------   ------    ------
TOTAL DISTRIBUTIONS ...........................    (0.32)    (0.69)  (0.85)   (0.60)    (0.38)
                                                  ------    ------  ------   ------    ------
NET ASSET VALUE, END OF PERIOD/YEAR ...........   $ 9.36    $ 9.45  $10.41   $10.41    $10.13
                                                  ======    ======  ======   ======    ======
Total return (%) (b) ..........................      2.4      (3.5)    8.3      8.9       5.0
Net assets, end of year ($ millions) ..........     27.0      28.7    25.2     22.1      21.0
Ratio of net investment income to average net
   assets (%) .................................     7.32(a)   6.23    5.84     5.69      5.63(a)
Ratio of expenses to average net assets (%). ..     0.97(a)   0.93    0.97     1.00      0.90(a)
Ratio of expenses to average net assets after
  expense reimbursement (%) .....................   0.70(a)   0.70    0.70     0.70      0.70(a)
Portfolio turnover rate (%) (c) ...............    18.29     10.07   33.32    56.18     17.85

----------
(a)   Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
(c)   Portfolio turnover rate excludes all short-term securities.
(d)   Commenced operations May 3, 1999.
(e)   Commenced  operations May 1, 1996.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                                                              Money Market Fund
                                                ----------------------------------------------
                                                Six Months
                                                   Ended
                                                  June 30,         Years Ended December 31,
SELECTED PER SHARE AND                             2000         ------------------------------
SUPPLEMENTARY DATA:                             (Unaudited)     1999        1998       1997(d)
-------------------                             -----------     ----        ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR .....   $10.39       $10.23      $10.15      $10.00
                                                  ------       ------      ------      ------
Income from investment operations:
Net investment income .........................     0.29         0.50        0.52        0.35
Net gains or losses on securities -- realized
   and unrealized .............................       --           --          --          --
                                                  ------       ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.29         0.50        0.52        0.35
                                                  ------       ------      ------      ------
Less dividend distributions:
From net investment income ....................    (0.24)       (0.34)      (0.44)      (0.20)
From capital gains ............................       --           --          --          --
                                                  ------       ------      ------      ------
TOTAL DISTRIBUTIONS ...........................    (0.24)       (0.34)      (0.44)      (0.20)
                                                  ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD/YEAR ...........   $10.44       $10.39      $10.23      $10.15
                                                  ======       ======      ======      ======
Total return (%) (b) ..........................      2.9          4.9         5.3         3.5
Net assets, end of year ($ millions) ..........     40.7         30.2         6.5        7.52
Ratio of net investment income to average net
   assets (%) .................................     5.72(a)      4.86        5.14        5.17(a)
Ratio of expenses to average net assets (%). ..     0.61(a)      1.02        3.21        2.47(a)
Ratio of expenses to average net assets after
  expense reimbursement (%) .....................   0.40(a)      0.40        0.40        0.40 (a)
Portfolio turnover rate (%) (c) ...............      N/A          N/A         N/A         N/A

----------
(a)   Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c)   Portfolio turnover rate excludes all short-term securities.
(d)   Commenced operations May 1, 1997.
N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing four series of common stock representing shares of the All America Fund, Equity Index Fund, Bond Fund, and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

     The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

     The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997, and, the Equity Index Fund commenced operations onMay 3, 1999.

     The following is a summary of the significant accounting policies of the Investment Company:

     Security Valuation--Investment securities are valued as follows:

     Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

     Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

     Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

     Security Transactions--Security transactions are recorded on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

     The All America Fund and the Equity Index Fund each maintain an indexed assets portfolio. In order to remain more fully invested in the equity markets while minimizing its transaction costs, the funds may purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract.

     Investment Income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

     Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
            NOTES TO FINANCIAL STATEMENTS -- (Unaudited) (Continued)

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Company has entered into an Investment Advisory agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at annual rates of .50%, .125%, .45%, and .20% of the value of the net assets for the All
America, Equity Index, Bond, and Money Market funds, respectively. Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the fund's assets. The Adviser (not the
fund)  is  responsible  for   compensation   payable  under  such   Sub-Advisory
Agreements.

     Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

     The Adviser contractually limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses, to an annual rate of .35%, .20%, .25%, and .20%, of the value of the net assets of the All America, Equity Index, Bond, and Money Market funds, respectively. Accrual of these other operating expenses is charged daily against each fund's net assets. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

     The annual rates of operating expenses charged daily to each fund are subject to periodic adjustments so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's contractual expense limitation agreement.

     The Adviser's contractual agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to annual rates of .85%, .325%, .70%, and .40% of the net assets of the All America, Equity Index, Bond and Money Market funds, respectively, is in effect through 2000 and continues in effect thereafter unless cancelled by the Fund or the Adviser in accordance with the agreement.

     The  Investment  Company has an Investment  Accounting  Agreement  with the
Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the expense reimbursement agreement of the Adviser described above.

     A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $4,278 or 5.5% of the Fund's total commissions and represented 4.0% of the aggregate amount of commissionable transactions.

3. PURCHASES AND SALES

     The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the six months ended June 30, 2000 was as follows:

                                                          All America   Equity Index     Bond
                                                              Fund          Fund         Fund
                                                          -----------    -----------  ----------
Cost of investment purchases ..........................   $44,256,340   $ 8,550,173   $1,419,511
                                                          ===========   ===========   ==========
Proceeds from sales of investments ....................   $34,198,819   $   477,339   $       --
                                                          ===========   ===========   ==========
Thecost of  investment  purchases  and  proceeds
  from sales of U.S.  Government (excluding short-term)
  securities was as follows:
      Cost of investment purchases ....................   $        --   $        --   $3,239,765
                                                          ===========   ===========   ==========
   Proceeds from sales of investments .................   $        --   $        --   $4,816,564
                                                          ===========   ===========   ==========

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
            NOTES TO FINANCIAL STATEMENTS -- (Unaudited) (Continued)

3. PURCHASES AND SALES (CONTINUED)

      For the Money Market Fund, the cost of short-term securities purchases was $201,701,659; net proceeds from sales and redemptions was $192,194,990.

      At June 30, 2000 the net unrealized appreciation (depreciation) of investments based on cost, which was substantially the same for Federal income tax purposes, was as follows:

                                                     All America   Equity Index       Bond      Money Market
                                                         Fund          Fund           Fund          Fund
                                                     ------------   -----------   ------------  -------------
   Unrealized appreciation ......................... $20,246,660     $5,714,116     $ 343,643        $--
   Unrealized (depreciation) .......................  (2,777,646)    (3,921,906)   (2,273,539)        --
                                                     -----------     ----------   -----------        ---
   Net unrealized appreciation (depreciation) ...... $17,469,014     $1,792,210   $(1,929,896)        --
                                                     ===========     ==========   ===========        ===

4. CAPITAL SHARE ACTIVITY AND AFFILIATED OWNERSHIP

     At June 30, 2000 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund, and, 15 million shares each to the Equity Index, Bond and Money Market Funds.

     Transactions in shares during the six months ending June 30, 2000 were as follows:

                                                     All America   Equity Index      Bond      Money Market
                                                         Fund          Fund          Fund          Fund
                                                     ------------   -----------  ------------  -------------
   Shares issued ...................................  1,180,412        699,906        50,070      1,857,685
   Shares issued as reinvestment of dividends ......     12,198         14,168        93,803         88,805
   Shares redeemed ................................. (1,593,116)(1)    (57,231)     (294,352)      (949,418)
                                                     ----------        -------       -------      ---------
   Net increase (decrease) .........................   (400,506)       656,843      (150,479)       997,072
                                                     ==========        =======       =======      =========

     As at June 30, 2000, Mutual Of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:

                All America Fund ............................   57%
                Equity Index Fund ...........................   75%
                Bond Fund ...................................   86%
                Money Market Fund ...........................    4%

5. FUND OWNERSHIP

     In addition to the affiliated ownership as described in footnote #4 above, other beneficial ownerships (shareholders owning more than 5% of a Fund's outstanding shares) was as follows on June 30, 2000:

     All America Fund: two shareholders, each owning 14% and 11%, respectively;

     Equity Index Fund: one shareholder owning 14%;

     Money Market Fund: two shareholders, each owning 15% and 8%, respectively.

6. DIVIDENDS

     On June 30, 2000 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 29, 2000. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund.

                                     All America    Equity Index      Bond      Money Market
                                         Fund           Fund          Fund          Fund
                                     ------------   ------------      -----     ------------
   Distributions from:
   Net investment income ..........    $212,540       $152,637      $884,808       $931,772
                                       --------       --------      --------       --------
   Dividend amounts per share .....    $.053382       $.045252      $.316435       $.244555
                                       ========       ========      ========       ========

--------------
(1) During May 2000, Mutual of America Life Insurance Company redeemed approximately 1.51 million shares realizing proceeds of $25 million, reducing the Fund's net assets by a corresponding amount.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

      1(a) Articles of Incorporation of Mutual of America Institutional Funds, Inc.(the "Fund"), dated October 26, 1995 (6)

      1(b)  Articles Supplementary, dated February 20, 1996 (6)

      1(c)  Articles Supplementary, dated April 8, 1996 (6)

      1(d)  Articles Supplementary, dated December 2, 1996 (6)

      1(e)  Articles Supplementary, dated February 24, 1997 (6)

      1(f)  Articles Supplementary, dated April 6, 1999 (5)

      1(g)  Form of Articles Supplementary, dated August 14, 2000 (8)

      2     By-Laws of the Fund (6)

      4(a)  Form  of  Investment  Advisory   Agreement,   as  amended  effective
            September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser") (8)

      4(b) Form of Subadvisory Agreement between the Adviser and Fred Alger Management, Inc. (2)

      4(c)  Form  of   Subadvisory   Agreement   between  the  Adviser  and  Oak
            Associates, Ltd. (2)

      5 Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor ("Securities Corporation")
            (6)

      7     Custody Agreement between the Fund and The Chase Manhattan Bank (1)

      8(a) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)

      8(b) Form of Investment Accounting Agreement between the Fund and the Adviser (3)

      8(c) Form of Agreement to Pay Operating Expenses between the Fund and the Adviser, as amended effective September 1, 2000 (8)

      9(a)  Consent and Opinion of General Counsel (5)

      9(b) Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds (8)

      10(a) Consent of Arthur Andersen LLP

      10(b) Consent of Swidler Berlin Shereff Friedman, LLP

      10(c) Powers of Attorney of Ms. Morrissey and Messrs.  Altstadt,  Kearney,
            Sharkey and Silber (2)

      10(d) Power of Attorney of Patrick J. Waide, Jr. (3)

      10(e) Powers of Attorney of John R. Greed and Stanley Shmishkiss (4)

      16(a) Code of Ethics of the Fund (7)

      16(b) Code of Ethics of Securities Corporation (7)

      16(c) Code of Ethics of the Adviser (7)

      16(d) Code of Ethics of Fred Alger Management, Inc. (7)

      16(e) Code of Ethics of Oak Associates, Ltd. (7)

      16(f) Code of Ethics of Mutual of America Life Insurance Company (7)
-------------
(1) Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2) Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3) Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4) Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5) Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6) Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999

(7) Included in Post-Effective Amendment No. 8 filed with the Commission on April 26, 2000

(8) Included in Post-Effective Amendment No. 9 filed with the Commission on June 13, 2000


Item 24. Persons Controlled By or Under Common Control with Registrant

      The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America Life except by virtue of a persons capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life directly or indirectly owns the following companies:

      Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

        o Mutual of America Corporation, a Delaware corporation, and

        o Mutual of America Foundation, a New York not-for-profit corporation.

      Mutual of America Corporation wholly owns

        o The American Life Insurance Company of New York, a New York stock corporation,

        o Mutual of America Securities Corporation, a Delaware corporation, and ("American Life")

        o Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation, (American Life).

      Mutual of America Life and American Life, through their separate accounts, wholly own all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products. Mutual of America Life has entered into an agreement to sell American Life, with the sale anticipated to occur prior to year end 2000.


      Mutual of America Life Insurance Company currently owns a majority of Registrant's outstanding shares.

Item 25. Indemnification

      Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

      By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer of director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

      Insurance. Coverage for officers and director of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

      By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

      By-Laws of the Distributor. The By-laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

      Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

      Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

                                             Positions                      Principal Occupation
Name                                        With Adviser                    During Past Two Years
-----                                  ----------------------      --------------------------------------
Thomas J. Moran ...................    Director, Chairman of       President, Chief Executive Officer and
320 Park Avenue                           the Board                    Director, Mutual of America Life
NY, NY 10022

F. Harlan Batrus ..................    Director                    Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020

Robert X. Chandler ................    Director                    Director, Development Office,
Director, Development Office                                           Archdiocese of Boston
Archdiocese of Boston
2121 Commonwealth Ave.
Brighton, MA 02135

Nathaniel A. Davis ................    Director                    Vice President, Network Engineering
17680 Old Meadow Rd.                                                   Operations,
McLean, VA 22102                                                       Nextel Communications

Anthony F. Earley .................    Director                    Chairman, President and Chief
Detroit Edison Company                                                 Operating Officer, Detroit Edison Co.
2000 Second Avenue
Room 2407 WCB
Detroit, MI 48226

William T. Knowles ................    Director                    Consultant
Orr's Island, ME 04066

Walter A. McDougal ................    Director                    Former Chairman and President,
Garden City, NY 11530                                                  Richmond Hill Savings Bank

                                             Positions                      Principal Occupation
Name                                        With Adviser                    During Past Two Years
-----                                  ---------------------       ----------------------------------------
James E. Quinn ...................     Director                    Vice Chairman, Tiffany & Co.
727 Fifth Avenue
NY, NY 10022

Richard J. Ciecka ................     President and Chief         Vice Chairman of the Board, Mutual
320 Park Avenue                           Financial Officer;           of America Life, until October 1998
NY, NY 10022                              Director

Manfred Altstadt .................     Senior Executive Vice       Senior Executive Vice President and
320 Park Avenue                           President and Chief          Chief Financial Officer of
NY, NY 10022                              Financial Officer            Mutual of America Life and
                                                                       American Life

Patrick A. Burns .................     Senior Executive Vice       Senior Executive Vice President and
320 Park Avenue                           President and                General Counsel of Mutual of
NY, NY 10022                              General Counsel              America Life and American Life

Amir Lear ........................     Executive Vice              Senior Vice President, Mutual of
320 Park Avenue                           President and                America Life, until October 1998
NY, NY 10022                              Assistant to the
                                          President and CEO

Andrew L. Heiskell ...............     Executive Vice              Executive Vice President of the
320 Park Avenue                           President                    Adviser
NY, NY 10022

Thomas Larsen ....................     Executive Vice              Executive Vice President of the
320 Park Avenue                           President                    Adviser since June 1998;
NY, NY 10022                                                           prior thereto, Senior
                                                                       Vice President, Desai Capital
                                                                       Management

Joseph Brunken ...................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since November, 1997; prior
NY, NY 10022                                                           thereto, Vice President, Nikko
                                                                       Capital Management (USA), Inc.

Mary E. Canning ..................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since May 1999; Prior thereto,
NY, NY 10022                                                           Managing Director/Portfolio
                                                                       Manager at Phoenix Duff & Phelps

Susan J. Ferber ..................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since May 1999; prior thereto,
NY, NY 10022                                                           Vice President of Business
                                                                       Development, Argus Investors'
                                                                       Counsel


David W. Johnson .................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since June 2000, prior thereto,
NY, NY 10022                                                           Director, Fixed Income, ABN
                                                                       AMRO, Inc.

Stanley M. Lenkowicz .............     Senior Vice President,      Senior Vice President and Deputy
320 Park Avenue                           Deputy General               General Counsel, Mutual of
NY, NY 10022                              Counsel & Secretary          America Life

Nancy McAvey .....................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Philip McMahon ...................     Senior Vice President       Vice President of the Adviser
320 Park Avenue                                                        until February 2000; prior thereto,
NY, NY 10022                                                           Equity Securities Analyst

                                              Positions                     Principal Occupation
Name                                         With Adviser                   During Past Two Years
-----                                  -----------------------     -------------------------------------

John P. Middleton ................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since May 1999; prior thereto,
NY, NY 10022                                                           Vice President, Raymond James
                                                                       & Associates


Beth A. Ripston ..................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue                                                        since July 2000; prior thereto,
NY, NY 10022                                                           Director, Investment, Consulting,
                                                                       KPMGLLP

Paul Travers .....................     Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022


Gary P. Wetterau .................     Senior Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022


      Each of Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management") is a subadviser for a portion of the Active Assets of the All America Fund allocated to it. Each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of each subadviser are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.


      Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

      Fred Alger Management, Inc., Form ADV, SEC File No. 801-06709.


Item 27. Principal Underwriters

      (a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

      (b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

                                             Positions
Name                                      With Distributor                   Position with the Fund
-----                                  -----------------------          --------------------------------
Thomas J. Moran ...................    Chairman of the Board                           --
                                          and Director

Dolores J. Morrissey ..............    President and CEO                President, Chairman and Director

Amir Lear .........................    Senior Vice President                           --
                                          and CFO

Manfred Altstadt ..................    Senior Executive Vice            Senior Executive Vice President
                                          President, Treasurer            and Treasurer
                                          and Director

Patrick A. Burns ..................    Senior Executive Vice            Senior Executive Vice President
                                          President, General              and General Counsel
                                          Counsel and Director

Salvatore R. Curiale ..............    Senior Executive Vice                           --
                                       President and Director

Stanley M. Lenkowicz ..............    Senior Vice President,           Senior Vice President, Deputy
                                          Secretary and Director          General Counsel and Secretary

Howard Lichtenstein ...............    Director                                        --

William S. Conway .................    Executive Vice President/                       --
                                          Marketing

Paul J. Costagliola ...............    Vice President and                              --
                                          Compliance Officer

Item 28. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of August, 2000.


                                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                                   (Registrant)

                                   By:        /s/ DOLORES J. MORRISSEY
                                      ------------------------------------------
                                           (Title: President and Chairman)


      Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,  this
post-effective amendment to Registration Statement has been signed below by the following persons in the capacities indicated on August 25, 2000.


                Signatures                                 Title
                ----------                                 -----

         /s/ DOLORES J. MORRISSEY              President, Chairman and Director
--------------------------------------           (Principal Executive Officer)
          (Dolores J. Morrissey)

                     *                         Director
--------------------------------------
            (Kevin M. Kearney)

                     *                         Director
--------------------------------------
             (John T. Sharkey)

                     *                         Director
--------------------------------------
             (John R. Silber)

                     *                         Director
--------------------------------------
           (Stanley Shmishkiss)

                     *                         Director
--------------------------------------
         (Patrick J. Waide, Jr.)

                     *                         Executive Vice President and
--------------------------------------           Chief Financial Officer
              (John R. Greed)                    (Principal Financial and
                                                 Accounting Officer)

*By  /s/ DOLORES J. MORRISSEY
   --------------------------------------
  (Dolores J. Morrissey, Attorney-in-fact)

                                  EXHIBIT INDEX

 Exhibit
 Number                                                                     Page
--------                                                                    ----

  10(a)  Consent of Arthur Andersen LLP
  10(b)  Consent of Swidler Berlin Shereff Friedman, LLP